                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2031
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                               MFS SERIES TRUST V
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                  Date of fiscal year end: September 30, 2003
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                    Date of reporting period: March 31, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds
SEMIANNUAL REPORT 3/31/04

MFS(R) RESEARCH FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) RESEARCH FUND

The fund seeks long-term growth of capital and future income.

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                               10
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PORTFOLIO OF INVESTMENTS                          13
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FINANCIAL STATEMENTS                              19
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NOTES TO FINANCIAL STATEMENTS                     38
----------------------------------------------------
TRUSTEES AND OFFICERS                             51
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MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      55
----------------------------------------------------
CONTACT INFORMATION                               56
----------------------------------------------------
ASSET ALLOCATION                                  57

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LETTER FROM THE CEO
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Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to 5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Robert J. Manning

     Robert J. Manning
     CEO, President, and Chief Investment Officer
     MFS Investment Management(R)

April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period ended March 31, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained low relative to historical averages.

-----------------------------------------------
TOP 5 PORTFOLIO HOLDINGS
AS OF 3/31/04

CITIGROUP                                  3.2%
Diversified financial services company
-----------------------------------------------
JOHNSON & JOHNSON                          2.8%
Health care and pharmaceutical
products company
-----------------------------------------------
LOCKHEED MARTIN                            2.4%
Aerospace and defense firm
-----------------------------------------------
MICROSOFT                                  2.2%
Computer software and systems company
-----------------------------------------------
MERRILL LYNCH & CO.                        2.0%
Diversified investment and financial
services firm
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in technology helped fund performance for the six-month period ended March 31, 2004. Demand for wireless voice and data services expanded, and wireless companies increased spending on infrastructure. That increased spending positively affected a variety of companies that do business with the wireless companies, including Amdocs and Nortel Networks. Amdocs provides software and services used to manage complex wireless customer billing for services such as Internet access, personal messaging, and family calling plans. Nortel makes products and services that support voice and data networks. The stock prices of both companies rose during the period.

Elsewhere in the technology sector, system security software maker NetScreen Technologies also made a solid contribution to fund performance. In February, Juniper Networks' $3.5-billion buyout offer for NetScreen contributed to a dramatic increase in NetScreen's share price. As of period-end, the buyout was still subject to the approval of both companies' shareholders, and the fund no longer owned NetScreen Technologies stock.

Stock selection in the utilities and communications sector also helped fund performance. As was the case with the technology sector, utilities and communications stocks benefited from the demand for wireless services. The stock price of wireless telecommunications company Sprint PCS rose during the period and received an added boost when the bidding war for AT&T Wireless lifted stock prices for a number of wireless companies. Although AT&T Wireless was not one of the fund's top contributors, it was a strong performer within the sector because of the buyout offer from Cingular. We sold our AT&T Wireless position before period-end. (Cingular is a joint venture owned by SBC Communications and BellSouth. The fund did not own BellSouth during the period and had a small SBC position that was sold by period-end.)

Good stock selection within the special products and services sector also helped the portfolio's relative returns. Getty Images, which supplies stock photography used in a variety of media, was a standout in the group. We believe that Getty has benefited from increased photo-use revenues as many businesses accelerated their marketing and advertising activity and the demand for stock photos increased.

Other contributors to relative returns included General Electric and pharmaceutical company Merck. The fund was underweighted in General Electric, which underperformed the broad market. We sold our G.E. stock because of disappointing results. The fund did not own pharmaceutical company Merck, which is a component of the S&P 500 Stock Index, and thus avoided the company's poor performance over the period. We believe Merck was adversely affected by potential patent challenges, competition from generic drug companies, and a weak pipeline of drugs in development. Also, the fund was a participant in a suit against drugstore chain Rite-Aid and received a cash settlement from that lawsuit in February of 2004.

DETRACTORS FROM PERFORMANCE

Stock selection in the health care sector hurt fund performance. Tenet Healthcare continued to struggle with setbacks stemming from improper Medicare billing practices that surfaced in 2003. We also owned stock in large pharmaceutical company Wyeth, which significantly underperformed the broad market. We believe that Wyeth's stock price declined because of ongoing litigation over the company's diet drug and issues similar to those that affected Merck, such as patent challenges and competition.

Relative returns in the leisure sector were also held back by stock selection. We believed companies that relied on advertising revenues would do well as the economy recovered. However, ad revenues during the period did not increase as much as we had expected. Also in the leisure group, digital television provider EchoStar Communications detracted from relative returns. EchoStar, after experiencing a period of what we would describe as hypergrowth, saw its growth rate begin to slow. In our view, the company's stock price was adversely affected by the growth slowdown as well as by market share gains made by cable TV companies.

The fund's stock selection and an underweighting in the retailing sector also detracted from relative returns. Performance from discount retailer Kohl's was particularly disappointing. The company experienced slow earnings growth because of excessive inventory levels in its stores.

The fund's cash position was another detractor from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. When equity markets rose sharply over the period, cash hurt performance against the fund's benchmark, the Standard & Poor's 500 Stock Index, which has no cash position.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

Note to Shareholders: Effective April 1, 2004, Daniel G. Scherman assumed primary responsibility for the day-to-day management of the fund.

The views expressed in this report are those of the Director of Global Equity Research only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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
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PERFORMANCE SUMMARY THROUGH 3/31/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------
                    Class
    Share         inception
    class           date         6-mo     1-yr      3-yr     5-yr     10-yr
----------------------------------------------------------------------------
      A          10/13/1971       --      33.17%    -2.80%   -2.41%    8.91%
----------------------------------------------------------------------------
      B           9/7/1993        --      32.34%    -3.43%   -3.04%    8.17%
----------------------------------------------------------------------------
      C           1/3/1994        --      32.40%    -3.43%   -3.04%    8.19%
----------------------------------------------------------------------------
      I           1/2/1997        --      33.64%    -2.47%   -2.07%    9.19%
----------------------------------------------------------------------------
     R1          12/31/2002       --      32.92%    -2.89%   -2.46%    8.88%
----------------------------------------------------------------------------
     R2          10/31/2003       --      32.47%    -3.40%   -3.02%    8.18%
----------------------------------------------------------------------------
    529A          7/31/2002       --      32.91%    -2.92%   -2.48%    8.87%
----------------------------------------------------------------------------
    529B          7/31/2002       --      32.00%    -3.59%   -3.13%    8.12%
----------------------------------------------------------------------------
    529C          7/31/2002       --      31.97%    -3.56%   -3.11%    8.15%
----------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average large-cap
core fund+                       12.38%   31.22%    -1.62%   -2.33%    9.28%
----------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                     14.07%   35.11%     0.63%   -1.20%   11.68%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
Average annual
with sales charge
--------------------
----------------------------------------------------------------------------
      A                           --      25.51%    -4.70%   -3.56%    8.27%
----------------------------------------------------------------------------
      B                           --      28.34%    -4.40%   -3.35%    8.17%
----------------------------------------------------------------------------
      C                           --      31.40%    -3.43%   -3.04%    8.19%
----------------------------------------------------------------------------
    529A                          --      25.26%    -4.81%   -3.62%    8.23%
----------------------------------------------------------------------------
    529B                          --      28.00%    -4.56%   -3.45%    8.12%
----------------------------------------------------------------------------
    529C                          --      30.97%    -3.56%   -3.11%    8.15%
----------------------------------------------------------------------------
I, R1, and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------
----------------------------------------------------------------------------
      A                         14.75%    33.17%    -8.18%  -11.48%  134.81%
----------------------------------------------------------------------------
      B                         14.38%    32.34%    -9.94%  -14.30%  119.35%
----------------------------------------------------------------------------
      C                         14.43%    32.40%    -9.95%  -14.28%  119.79%
----------------------------------------------------------------------------
      I                         14.92%    33.64%    -7.23%   -9.94%  140.84%
----------------------------------------------------------------------------
     R1                          14.66%   32.92%    -8.42%  -11.71%  134.18%
----------------------------------------------------------------------------
     R2                          14.50%   32.47%    -9.85%  -14.22%  119.57%
----------------------------------------------------------------------------
    529A                         14.71%   32.91%    -8.50%  -11.78%  133.99%
----------------------------------------------------------------------------
    529B                         14.21%   32.00%   -10.38%  -14.72%  118.28%
----------------------------------------------------------------------------
    529C                         14.28%   31.97%   -10.31%  -14.62%  118.92%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) - a commonly used measure of the broad U.S. stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of non-recurring payments in settlement of class action lawsuits. See Notes to Financial Statements.

Class A and 529A results, including sales charge, reflect the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase, reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for I, R1 and 529A shares includes the performance of the fund's class A shares for periods prior to their offering. Performance for R2, 529B and 529C shares includes the performance of the fund's class B shares for periods prior to their offering.

Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS (unaudited) - 3/31/04
-------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES          $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 89.2%
-------------------------------------------------------------------------------------------------
Aerospace - 2.3%
-------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                               1,624,500         $74,142,180
-------------------------------------------------------------------------------------------------

Airlines - 1.2%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                              2,741,300         $38,953,873
-------------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.5%
-------------------------------------------------------------------------------------------------
Reebok International Ltd.                                             363,600         $15,034,860
-------------------------------------------------------------------------------------------------

Automotive - 1.0%
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.^                                                616,800         $32,900,112
-------------------------------------------------------------------------------------------------

Banks & Credit Companies - 10.7%
-------------------------------------------------------------------------------------------------
American Express Co.                                                1,174,100         $60,877,085
-------------------------------------------------------------------------------------------------
Bank of America Corp.                                                 640,700          51,883,886
-------------------------------------------------------------------------------------------------
Bank One Corp.                                                        688,800          37,553,376
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                     1,911,786          98,839,336
-------------------------------------------------------------------------------------------------
Freddie Mac                                                           695,800          41,093,948
-------------------------------------------------------------------------------------------------
Investors Financial Services Corp.^                                   166,000           6,859,120
-------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                              1,402,500          43,884,225
-------------------------------------------------------------------------------------------------
                                                                                     $340,990,976
-------------------------------------------------------------------------------------------------
Biotechnology - 2.9%
-------------------------------------------------------------------------------------------------
Genzyme Corp.*                                                        946,600         $44,528,064
-------------------------------------------------------------------------------------------------
Gilead Sciences, Inc.*                                                330,000          18,404,100
-------------------------------------------------------------------------------------------------
Medimmune, Inc.*                                                      860,200          19,853,416
-------------------------------------------------------------------------------------------------
Protein Design Labs, Inc.^*                                           410,000           9,766,200
-------------------------------------------------------------------------------------------------
                                                                                      $92,551,780
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.0%
-------------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                   813,200         $23,371,368
-------------------------------------------------------------------------------------------------
Cumulus Media, Inc.^*                                               1,003,100          20,051,969
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                   621,100          20,341,025
-------------------------------------------------------------------------------------------------
                                                                                      $63,764,362
-------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 7.2%
-------------------------------------------------------------------------------------------------
Chicago Merchantile Exchange^                                         121,600         $11,763,584
-------------------------------------------------------------------------------------------------
Eaton Vance Corp.                                                     431,200          16,437,344
-------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                              771,600          42,962,688
-------------------------------------------------------------------------------------------------
Janus Capital Group, Inc.^                                          2,204,500          36,109,710
-------------------------------------------------------------------------------------------------
Legg Mason, Inc.^                                                     220,800          20,485,824
-------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                        492,300          40,796,901
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                           1,028,300          61,245,548
-------------------------------------------------------------------------------------------------
                                                                                     $229,801,599
-------------------------------------------------------------------------------------------------
Business Services - 3.7%
-------------------------------------------------------------------------------------------------
Ceridian Corp.*                                                       802,600         $15,819,246
-------------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                   190,500           8,639,175
-------------------------------------------------------------------------------------------------
Fiserv, Inc.*                                                         870,100          31,123,477
-------------------------------------------------------------------------------------------------
Getty Images, Inc.*                                                   788,400          42,557,832
-------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.*                                              762,600          19,980,120
-------------------------------------------------------------------------------------------------
                                                                                     $118,119,850
-------------------------------------------------------------------------------------------------
Chemicals - 4.0%
-------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                       1,165,500         $49,207,410
-------------------------------------------------------------------------------------------------
Lyondell Chemical Co.^                                              2,832,640          42,036,378
-------------------------------------------------------------------------------------------------
Monsanto Co.^                                                         967,500          35,478,225
-------------------------------------------------------------------------------------------------
                                                                                     $126,722,013
-------------------------------------------------------------------------------------------------
Computer Software - 3.8%
-------------------------------------------------------------------------------------------------
Akamai Technologies, Inc.*                                            798,400         $10,490,976
-------------------------------------------------------------------------------------------------
Ascential Software Corp.*                                             739,400          16,207,648
-------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     2,737,400          68,352,878
-------------------------------------------------------------------------------------------------
Network Associates, Inc.*                                             907,100          16,327,800
-------------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                               435,300          11,713,923
-------------------------------------------------------------------------------------------------
                                                                                     $123,093,225
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 5.7%
-------------------------------------------------------------------------------------------------
Career Education Corp.*                                               478,600         $27,107,904
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 573,400          31,594,340
-------------------------------------------------------------------------------------------------
Corinthian Colleges, Inc.^*                                           869,400          28,742,364
-------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                  484,300          30,559,330
-------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                             1,360,600          31,565,920
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                  316,600          33,205,008
-------------------------------------------------------------------------------------------------
                                                                                     $182,774,866
-------------------------------------------------------------------------------------------------
Containers - 0.8%
-------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                      1,468,400         $25,829,156
-------------------------------------------------------------------------------------------------

Electrical Equipment - 1.9%
-------------------------------------------------------------------------------------------------
Tyco International Ltd.                                             2,076,300         $59,485,995
-------------------------------------------------------------------------------------------------

Electronics - 4.0%
-------------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                          12,043,310         $37,575,127
-------------------------------------------------------------------------------------------------
Cymer, Inc.*                                                          179,700           6,938,217
-------------------------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.^*                                    920,200          23,032,606
-------------------------------------------------------------------------------------------------
Intel Corp.                                                           142,400           3,873,280
-------------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.*                                        588,300          26,502,915
-------------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                               644,700          20,495,013
-------------------------------------------------------------------------------------------------
PMC-Sierra, Inc.*                                                     475,000           8,060,750
-------------------------------------------------------------------------------------------------
                                                                                     $126,477,908
-------------------------------------------------------------------------------------------------
Energy - Independent - 0.5%
-------------------------------------------------------------------------------------------------
Unocal Corp.                                                          448,800         $16,731,264
-------------------------------------------------------------------------------------------------

Entertainment - 2.0%
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                  1,014,500         $42,964,075
-------------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc.*                                        775,400          21,013,340
-------------------------------------------------------------------------------------------------
                                                                                      $63,977,415
-------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.4%
-------------------------------------------------------------------------------------------------
Rite Aid Corp.*                                                     2,544,500         $13,842,080
-------------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 3.0%
-------------------------------------------------------------------------------------------------
Coca-Cola Co.                                                         323,800         $16,287,140
-------------------------------------------------------------------------------------------------
General Mills, Inc.^                                                  588,900          27,489,852
-------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                         773,500          41,652,975
-------------------------------------------------------------------------------------------------
Smithfield Foods, Inc.^*                                              373,800          10,137,456
-------------------------------------------------------------------------------------------------
                                                                                      $95,567,423
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.9%
-------------------------------------------------------------------------------------------------
Boise Cascade Corp.^                                                  856,900         $29,691,585
-------------------------------------------------------------------------------------------------

General Merchandise - 2.9%
-------------------------------------------------------------------------------------------------
Kohl's Corp.*                                                       1,222,600         $59,088,258
-------------------------------------------------------------------------------------------------
Target Corp.                                                          750,500          33,802,520
-------------------------------------------------------------------------------------------------
                                                                                      $92,890,778
-------------------------------------------------------------------------------------------------
Insurance - 1.8%
-------------------------------------------------------------------------------------------------
American International Group, Inc.                                    804,900         $57,429,615
-------------------------------------------------------------------------------------------------

Internet - 1.1%
-------------------------------------------------------------------------------------------------
eBay, Inc.*                                                           502,200         $34,817,526
-------------------------------------------------------------------------------------------------

Machinery & Tools - 0.5%
-------------------------------------------------------------------------------------------------
Eaton Corp.                                                           257,000         $14,440,830
-------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 3.4%
-------------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                         551,900         $16,523,886
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.^*                               374,600          20,617,984
-------------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                               798,200          25,079,444
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.*                                             4,096,200          45,713,592
-------------------------------------------------------------------------------------------------
                                                                                     $107,934,906
-------------------------------------------------------------------------------------------------
Medical Equipment - 3.2%
-------------------------------------------------------------------------------------------------
Baxter International, Inc.                                          1,441,900         $44,540,291
-------------------------------------------------------------------------------------------------
Cyberonics, Inc.^*                                                    572,700          13,721,892
-------------------------------------------------------------------------------------------------
Guidant Corp.                                                         686,300          43,490,831
-------------------------------------------------------------------------------------------------
                                                                                     $101,753,014
-------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.5%
-------------------------------------------------------------------------------------------------
NiSource, Inc.                                                        766,600         $16,290,250
-------------------------------------------------------------------------------------------------

Oil Services - 2.9%
-------------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                 274,300         $12,082,915
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                 1,168,968          32,462,241
-------------------------------------------------------------------------------------------------
Halliburton Co.                                                       962,100          29,238,219
-------------------------------------------------------------------------------------------------
Noble Corp.*                                                          501,000          19,248,420
-------------------------------------------------------------------------------------------------
                                                                                      $93,031,795
-------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.8%
-------------------------------------------------------------------------------------------------
Dell, Inc.*                                                           804,200         $27,037,204
-------------------------------------------------------------------------------------------------

Pharmaceuticals - 3.7%
-------------------------------------------------------------------------------------------------
Elan Corp., PLC^*                                                     329,100          $6,786,042
-------------------------------------------------------------------------------------------------
Johnson & Johnson                                                   1,722,500          87,365,200
-------------------------------------------------------------------------------------------------
Wyeth                                                                 633,500          23,787,925
-------------------------------------------------------------------------------------------------
                                                                                     $117,939,167
-------------------------------------------------------------------------------------------------
Printing & Publishing - 1.0%
-------------------------------------------------------------------------------------------------
Lamar Advertising Co.*                                                808,500         $32,517,870
-------------------------------------------------------------------------------------------------

Specialty Stores - 0.6%
-------------------------------------------------------------------------------------------------
Circuit City Stores, Inc.^                                            750,100          $8,476,130
-------------------------------------------------------------------------------------------------
Hot Topic, Inc.^*                                                     456,200          12,066,490
-------------------------------------------------------------------------------------------------
                                                                                      $20,542,620
-------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.7%
-------------------------------------------------------------------------------------------------
American Tower Corp.*                                                 135,100          $1,533,385
-------------------------------------------------------------------------------------------------
Crown Castle International Corp.*                                     251,100           3,171,393
-------------------------------------------------------------------------------------------------
SpectraSite, Inc.^*                                                   354,400          13,148,240
-------------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group)^*                                          4,025,100          37,030,920
-------------------------------------------------------------------------------------------------
                                                                                      $54,883,938
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 2.2%
-------------------------------------------------------------------------------------------------
ADTRAN, Inc.^                                                         339,200         $10,186,176
-------------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                2,333,400          54,881,568
-------------------------------------------------------------------------------------------------
Juniper Networks, Inc.^*                                              182,000           4,733,820
-------------------------------------------------------------------------------------------------
                                                                                      $69,801,564
-------------------------------------------------------------------------------------------------
Telephone Services - 1.3%
-------------------------------------------------------------------------------------------------
Sprint Corp. (FON Group)                                              723,300         $13,330,419
-------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                          740,400          27,054,216
-------------------------------------------------------------------------------------------------
                                                                                      $40,384,635
-------------------------------------------------------------------------------------------------
Tobacco - 1.5%
-------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                    875,400         $47,665,530
-------------------------------------------------------------------------------------------------

Utilities - Electric - 1.6%
-------------------------------------------------------------------------------------------------
Calpine Corp.*                                                      1,381,700          $6,452,539
-------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                              234,100          15,052,630
-------------------------------------------------------------------------------------------------
Exelon Corp.                                                          240,000          16,528,800
-------------------------------------------------------------------------------------------------
PPL Corp.^                                                            289,600          13,205,760
-------------------------------------------------------------------------------------------------
                                                                                      $51,239,729
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $2,851,053,493
-------------------------------------------------------------------------------------------------

Foreign Stocks - 9.0%
-------------------------------------------------------------------------------------------------
Bermuda - 1.0%
-------------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                  785,800         $33,522,228
-------------------------------------------------------------------------------------------------

Canada - 2.5%
-------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                   628,600         $27,199,431
-------------------------------------------------------------------------------------------------
Magna International, Inc. (Automotive)                                401,800          31,822,560
-------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*              3,478,600          20,662,884
-------------------------------------------------------------------------------------------------
                                                                                      $79,684,875
-------------------------------------------------------------------------------------------------
Cayman Islands - 0.7%
-------------------------------------------------------------------------------------------------
Transocean, Inc. (Oil Services)^*                                     772,500         $21,545,025
-------------------------------------------------------------------------------------------------

Japan - 0.3%
-------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                                 830,000          $8,444,594
-------------------------------------------------------------------------------------------------

Panama - 1.0%
-------------------------------------------------------------------------------------------------
Carnival Corp. (Gaming & Lodging)^                                    719,400         $32,308,254
-------------------------------------------------------------------------------------------------

United Kingdom - 3.5%
-------------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)^*                                   1,604,000         $44,575,160
-------------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)*                                       5,725,400          48,050,178
-------------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)^              738,743          17,655,958
-------------------------------------------------------------------------------------------------
                                                                                     $110,281,296
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $285,786,272
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,795,169,014)                                     $3,136,839,765
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 6.3%
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                202,535,033        $202,535,033
-------------------------------------------------------------------------------------------------

Repurchase Agreements - 2.0%
-------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)                 $ VALUE
-------------------------------------------------------------------------------------------------
Goldman Sachs & Co., dated 3/31/04, due 4/01/04, total
to be received $63,677,893 (secured by various U.S
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                              $63,676         $63,676,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,061,380,047)                                $3,403,050,798
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (6.5)%                                              (207,203,339)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $3,195,847,459
-------------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (unaudited)
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 3/31/04

ASSETS

Investments, at value, including $197,309,796 of
securities on loan (identified cost, $3,061,380,047)          $3,403,050,798
-----------------------------------------------------------------------------------------------------
Cash                                                                     406
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                   28,542,796
-----------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    1,889,891
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  2,427,145
-----------------------------------------------------------------------------------------------------
Other assets                                                         141,513
-----------------------------------------------------------------------------------------------------
Total assets                                                                           $3,436,052,549
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $29,658,533
-----------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                 7,069,248
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                       202,535,033
-----------------------------------------------------------------------------------------------------
Payable to affiliates

-----------------------------------------------------------------------------------------------------
  Management fee                                                      34,646
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        201,095
-----------------------------------------------------------------------------------------------------
  Distribution and service fee                                        46,236
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   1,306
-----------------------------------------------------------------------------------------------------
  Program manager fee                                                      3
-----------------------------------------------------------------------------------------------------
  Administrative service fee                                               1
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               658,989
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $240,205,090
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $3,195,847,459
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $4,194,056,281
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  341,676,143
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                         (1,340,477,506)
-----------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                      592,541
-----------------------------------------------------------------------------------------------------
Net assets                                                                             $3,195,847,459
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                 180,344,950
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                  $1,551,307,760
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              85,614,387
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $18.12
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$18.12)                                                  $19.23
-----------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                  $1,044,914,332
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              61,112,413
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.10
-----------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                    $260,499,353
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              15,227,172
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $17.11
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $337,422,333
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                              18,295,709
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.44
-----------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                      $1,138,509
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                  63,136
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.03
-----------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                        $171,200
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   9,515
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.99
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                        $173,561
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   9,634
-----------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                               $18.02
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$18.02)                                                  $19.12
-----------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                         $89,375
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   5,263
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.98
-----------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                        $131,036
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                   7,721
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.97
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 3/31/04

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                        $20,710,668
-----------------------------------------------------------------------------------------------------
  Interest                                                             487,817
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                              (141,186)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $21,057,299
-----------------------------------------------------------------------------------------------------
Expenses

-----------------------------------------------------------------------------------------------------
  Management fee                                                    $6,825,261
-----------------------------------------------------------------------------------------------------
  Trustees' compensation                                                53,015
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        3,384,798
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             2,694,909
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             5,506,979
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             1,346,579
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                1,076
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                  238
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                                301
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                                643
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                                569
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                         215
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                         161
-----------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                         142
-----------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    119
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                   127,681
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                        292,314
-----------------------------------------------------------------------------------------------------
  Printing                                                             129,660
-----------------------------------------------------------------------------------------------------
  Postage                                                              140,466
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                         18,650
-----------------------------------------------------------------------------------------------------
  Legal fees                                                             6,523
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                         35,207
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $20,565,506
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (334,143)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $20,231,363
-----------------------------------------------------------------------------------------------------
Net investment income                                                                        $825,936
-----------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

-----------------------------------------------------------------------------------------------------
  Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions*                                        $268,731,723
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        (29,743)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                             $268,701,980
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                     $158,594,170
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies           (7,576)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                              $158,586,594
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                                 $427,288,574
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $428,114,510
-----------------------------------------------------------------------------------------------------

* Includes proceeds received from a non-recurring cash settlement in the amount  of $1,112,820 from a class-action lawsuit against Rite Aid Corporation and the  remaining proceeds received from a non-recurring cash settlement in the amount of $1,628,536 from a class-action lawsuit against Cendant
  Corporation.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                               SIX MONTHS ENDED             YEAR ENDED
                                                                   3/31/04                   9/30/03
                                                                 (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                              $825,936                 $13,610,878
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                           268,701,980                (190,810,224)
-------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                     158,586,594                 696,879,982
-----------------------------------------------------------   -------------                ------------
Increase in net assets from operations                         $428,114,510                $519,680,636
-----------------------------------------------------------   -------------                ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
-------------------------------------------------------------------------------------------------------
  Class A                                                      $(10,330,736)                        $--
-------------------------------------------------------------------------------------------------------
  Class B                                                          (766,394)                         --
-------------------------------------------------------------------------------------------------------
  Class C                                                          (135,267)                         --
-------------------------------------------------------------------------------------------------------
  Class I                                                        (2,409,627)                         --
-------------------------------------------------------------------------------------------------------
  Class R1                                                             (450)                         --
-------------------------------------------------------------------------------------------------------
  Class R2                                                              (53)                         --
-------------------------------------------------------------------------------------------------------
  Class 529A                                                         (1,401)                         --
-------------------------------------------------------------------------------------------------------
  Class 529B                                                           (438)                         --
-------------------------------------------------------------------------------------------------------
  Class 529C                                                           (528)                         --
-----------------------------------------------------------   -------------                ------------
Total distributions declared to shareholders                   $(13,644,894)                        $--
-----------------------------------------------------------   -------------                ------------
Net decrease in net assets from fund share transactions       $(215,354,257)              $(505,095,325)
-----------------------------------------------------------   -------------                ------------
Total increase in net assets                                   $199,115,359                 $14,585,311
-----------------------------------------------------------   -------------                ------------

NET ASSETS

At beginning of period                                       $2,996,732,100              $2,982,146,789
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated undistributed
net investment income of $592,541 and $13,411,499,
respectively)                                                $3,195,847,459              $2,996,732,100
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                            SIX MONTHS                                         YEAR ENDED 9/30
                              ENDED           ---------------------------------------------------------------------------------
CLASS A                      3/31/04                   2003              2002             2001             2000            1999
                           (UNAUDITED)

Net asset value,
beginning of period          $15.90               $13.33            $16.73            $31.40             $25.58          $21.45
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment
  income (loss)               $0.03                $0.11             $0.03            $(0.00)+++         $(0.05)         $(0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency             2.31                 2.46             (3.43)           (11.15)              8.01            5.10
---------------------------  ------               ------            ------            ------             ------          ------
Total from
investment
operations                    $2.34                $2.57            $(3.40)          $(11.15)             $7.96           $5.08
---------------------------  ------               ------            ------            ------             ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net
  investment income          $(0.12)                 $--               $--               $--                $--             $--
-------------------------------------------------------------------------------------------------------------------------------
  From net realized
  gain on
  investments and
  foreign currency
  transactions                   --                   --                --             (3.42)             (2.14)          (0.95)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on
  investments and
  foreign currency
  transactions                   --                   --                --             (0.10)                --              --
---------------------------  ------               ------            ------            ------             ------          ------
Total distributions
declared to
shareholders                 $(0.12)                 $--               $--            $(3.52)            $(2.14)         $(0.95)
---------------------------  ------               ------            ------            ------             ------          ------
Net asset value,
end of period                $18.12               $15.90            $13.33            $16.73             $31.40          $25.58
---------------------------  ------               ------            ------            ------             ------          ------
Total return (%)(+)           14.75++^^^           19.28^^          (20.32)           (38.83)             32.45           24.09
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                           SIX MONTHS                                         YEAR ENDED 9/30
                              ENDED          ----------------------------------------------------------------------------------
CLASS A (CONTINUED)          3/31/04                  2003              2002              2001             2000            1999
                           (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                     1.04+                1.06              1.08              0.99               0.96            0.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment
income (loss)                  0.30+                0.74              0.20             (0.01)             (0.16)          (0.06)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover               69                  114                99                91                 95              93
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period (000 Omitted)     $1,551,308           $1,475,897        $1,492,299        $2,213,955         $3,795,327      $3,061,563
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 18.75%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 14.65%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                   SIX MONTHS                                     YEAR ENDED 9/30
                                      ENDED              ----------------------------------------------------------------------
CLASS B                              3/31/04               2003            2002            2001             2000           1999
                                   (UNAUDITED)

Net asset value, beginning of
period                               $14.96              $12.62          $15.95          $30.09           $24.74         $20.90
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)       $(0.03)              $0.01          $(0.08)         $(0.15)          $(0.23)        $(0.18)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                             2.18                2.33           (3.25)         (10.65)            7.72           4.97
---------------------------------  --------              ------          ------          ------           ------         ------
Total from investment
operations                            $2.15               $2.34          $(3.33)        $(10.80)           $7.49          $4.79
---------------------------------  --------              ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income         $(0.01)                $--             $--             $--              $--            $--
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                  --                  --              --           (3.25)           (2.14)         (0.95)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on investments
  and foreign currency
  transactions                           --                  --              --           (0.09)              --             --
---------------------------------  --------              ------          ------          ------           ------         ------
Total distributions declared
to shareholders                      $(0.01)                $--             $--          $(3.34)          $(2.14)        $(0.95)
---------------------------------  --------              ------          ------          ------           ------         ------
Net asset value,
end of period                        $17.10              $14.96          $12.62          $15.95           $30.09         $24.74
---------------------------------  --------              ------          ------          ------           ------         ------
Total return (%)                      14.38++^^^          18.54^^        (20.88)         (39.23)           31.60          23.31
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                    SIX MONTHS                                      YEAR ENDED 9/30
                                      ENDED           -------------------------------------------------------------------------
CLASS B (CONTINUED)                  3/31/04               2003            2002            2001             2000          1999
                                   (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                             1.69+               1.70            1.73            1.64             1.61           1.63
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          (0.34)+              0.09           (0.45)          (0.66)           (0.81)         (0.71)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                       69                 114              99              91               95             93
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                    $1,044,914          $1,071,292      $1,172,864      $1,896,352       $3,455,142     $2,753,935
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.99%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 14.24%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                      SIX MONTHS                                    YEAR ENDED 9/30
                                        ENDED           -----------------------------------------------------------------------
CLASS C                                3/31/04                 2003            2002           2001           2000          1999
                                     (UNAUDITED)

Net asset value, beginning of
period                               $14.96              $12.63          $15.95          $30.11           $24.75         $20.92
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)       $(0.03)              $0.01          $(0.08)         $(0.15)          $(0.23)        $(0.18)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                             2.19                2.32           (3.24)         (10.66)            7.73           4.96
---------------------------------  --------              ------          ------          ------           ------         ------
Total from investment
operations                            $2.16               $2.33          $(3.32)        $(10.81)           $7.50          $4.78
---------------------------------  --------              ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income         $(0.01)                $--             $--             $--              $--            $--
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                  --                  --              --           (3.26)           (2.14)         (0.95)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on investments
  and foreign currency
  transactions                           --                  --              --           (0.09)              --             --
---------------------------------  --------              ------          ------          ------           ------         ------
Total distributions declared
to shareholders                      $(0.01)                $--             $--          $(3.35)          $(2.14)        $(0.95)
---------------------------------  --------              ------          ------          ------           ------         ------
Net asset value,
end of period                        $17.11              $14.96          $12.63          $15.95           $30.11         $24.75
---------------------------------  --------              ------          ------          ------           ------         ------

Total return (%)                      14.43++^^^          18.45^^        (20.82)         (39.25)           31.58          23.35
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                    SIX MONTHS                                      YEAR ENDED 9/30
                                      ENDED             -----------------------------------------------------------------------
CLASS C (CONTINUED)                  3/31/04               2003            2002            2001            2000           1999
                                   (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                             1.69+               1.70            1.73            1.64             1.61           1.63
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          (0.34)+              0.09           (0.45)          (0.66)           (0.81)         (0.71)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                       69                 114              99              91               95             93
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                      $260,499            $262,391        $297,647        $513,120         $910,205       $699,816
-------------------------------------------------------------------------------------------------------------------------------

  +  Annualized.
 ++  Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.89%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 14.31%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                    SIX MONTHS                                    YEAR ENDED 9/30
                                      ENDED             -----------------------------------------------------------------------
CLASS I                              3/31/04               2003            2002            2001             2000           1999
                                   (UNAUDITED)

Net asset value, beginning of
period                               $16.21              $13.54          $16.94          $31.76           $25.77         $21.52
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income               $0.06               $0.17           $0.10           $0.08            $0.06          $0.07
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                             2.35                2.50           (3.50)         (11.28)            8.07           5.13
-------------------------------------------              ------          ------          ------           ------         ------
Total from investment
operations                            $2.41               $2.67          $(3.40)        $(11.20)           $8.13          $5.20
-------------------------------------------              ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income         $(0.18)                $--             $--             $--              $--            $--
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                  --                  --              --           (3.52)           (2.14)         (0.95)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on investments
  and foreign currency
  transactions                           --                  --              --           (0.10)              --             --
---------------------------------  --------              ------          ------          ------           ------         ------
Total distributions declared
to shareholders                      $(0.18)                $--             $--          $(3.62)          $(2.14)        $(0.95)
---------------------------------  --------              ------          ------          ------           ------         ------
Net asset value,
end of period                        $18.44              $16.21          $13.54          $16.94           $31.76         $25.77
---------------------------------  --------              ------          ------          ------           ------         ------
Total return (%)                      14.92++^^^          19.72^^        (20.07)         (38.61)           32.90          24.59
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                       SIX MONTHS                                     YEAR ENDED 9/30
                                          ENDED         -----------------------------------------------------------------------
CLASS I (CONTINUED)                      3/31/04           2003             2002             2001           2000           1999
                                       (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                0.69+            0.72             0.73             0.64           0.61           0.63
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                     0.65+            1.08             0.55             0.34           0.20           0.29
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          69              114               99               91             95             93
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                              $337,422         $186,804          $19,244          $11,744        $20,919        $19,488
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 19.20%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 14.83%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                        SIX MONTHS              PERIOD
                                                                           ENDED                 ENDED
CLASS R1**                                                                3/31/04               9/30/03*
                                                                        (UNAUDITED)

Net asset value, beginning of period                                       $15.87                $14.14
-------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income (loss)                                              $(0.00)+++             $0.07
-------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                    2.31                  1.66
-------------------------------------------------------------------------  ------                ------
Total from investment operations                                            $2.31                 $1.73
-------------------------------------------------------------------------  ------                ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                                                $(0.15)                  $--
-------------------------------------------------------------------------  ------                ------
Net asset value, end of period                                             $18.03                $15.87
-------------------------------------------------------------------------  ------                ------
Total return (%)                                                            14.66++^^^            12.23++^^
-------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                   1.21+                 1.21+
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                (0.03)+                0.56+
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                                             69                   114
-------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $1,139                   $40
-------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
 ** On November 3, 2003 Class R shares have been renamed Class R1.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended
    September 30, 2003 would have been 11.74%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received.
    Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 14.50%.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                     PERIOD
                                                                      ENDED
CLASS R2                                                            3/31/04*
                                                                   (UNAUDITED)

Net asset value, beginning of period                                 $16.63
---------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss                                                 $(0.02)
---------------------------------------------------------------------------
 Net realized and unrealized gain on investments and
 foreign currency                                                      1.56
---------------------------------------------------------------------------
Total from investment operations                                      $1.54
---------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                                          $(0.18)
---------------------------------------------------------------------------
Net asset value, end of period                                       $17.99
---------------------------------------------------------------------------
Total return (%)                                                       9.31++^^
---------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                             1.44+
---------------------------------------------------------------------------
Net investment loss                                                   (0.28)+
---------------------------------------------------------------------------
Portfolio turnover                                                       69
---------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $171
---------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through March 31, 2004.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been 9.22%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                SIX MONTHS              YEAR               PERIOD
                                                                   ENDED               ENDED               ENDED
CLASS 529A                                                        3/31/04             9/30/03             9/30/02*
                                                                (UNAUDITED)

Net asset value, beginning of period                              $15.85               $13.32              $14.64
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income                                            $0.00+++             $0.08               $0.01
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                              2.32                 2.45               (1.33)
----------------------------------------------------------------  ------               ------              ------
Total from investment operations                                   $2.32                $2.53              $(1.32)
----------------------------------------------------------------  ------               ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.15)                 $--                 $--
----------------------------------------------------------------  ------               ------              ------
Net asset value, end of period                                    $18.02               $15.85              $13.32
----------------------------------------------------------------  ------               ------              ------
Total return (%)(+)                                                14.71++^^^           18.99^^             (9.02)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          1.30+                1.31                1.33+
-----------------------------------------------------------------------------------------------------------------
Net investment income                                               0.03+                0.53                0.68+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    69                  114                  99
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $174                 $107                  $5
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
(+) Total returns for Class 529A shares do not include applicable sales charge. If the charge had been included, the result, would have been lower.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 18.47%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been
    14.58%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                SIX MONTHS              YEAR               PERIOD
                                                                   ENDED               ENDED               ENDED
CLASS 529B                                                        3/31/04             9/30/03             9/30/02*
                                                                (UNAUDITED)

Net asset value, beginning of period                              $14.91               $12.61              $13.88
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income (loss)                                    $(0.05)              $(0.02)              $0.00+++
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                              2.17                 2.32               (1.27)
----------------------------------------------------------------  ------               ------              ------
Total from investment operations                                   $2.12                $2.30              $(1.27)
----------------------------------------------------------------  ------               ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.05)                 $--                 $--
----------------------------------------------------------------  ------               ------              ------
Net asset value, end of period                                    $16.98               $14.91              $12.61
----------------------------------------------------------------  ------               ------              ------
Total return (%)                                                   14.21++^^^           18.24^^             (9.15)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          1.95+                1.95                1.98+
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.57)+              (0.16)               0.03+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    69                  114                  99
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                            $89                 $111                 $79
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
^^  The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.68%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been
    14.11%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                  SIX MONTHS              YEAR               PERIOD
                                                                     ENDED               ENDED               ENDED
CLASS 529C                                                          3/31/04             9/30/03             9/30/02*
                                                                     (UNAUDITED)

Net asset value, beginning of period                              $14.92               $12.62              $13.89
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS#

  Net investment income (loss)                                    $(0.05)              $(0.02)              $0.00+++
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                              2.18                 2.32               (1.27)
---------------------------------------------------------------  -------               ------              ------
Total from investment operations                                   $2.13                $2.30              $(1.27)
---------------------------------------------------------------  -------               ------              ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                                      $(0.08)                 $--                 $--
---------------------------------------------------------------  -------               ------              ------
Net asset value, end of period                                    $16.97               $14.92              $12.62
---------------------------------------------------------------  -------               ------              ------
Total return (%)                                                   14.28++^^^           18.23^^             (9.14)++
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                          1.94+                1.96                1.98+
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       (0.60)+              (0.11)               0.11+
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    69                  114                  99
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                           $131                  $90                  $8
-----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value $0.07 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been 17.67%.
^^^ The fund's total return calculation includes proceeds received on February 18, 2004 from a non-recurring litigation settlement from Rite Aid Corporation and on March 19, 2004 for the remaining payment of an non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been
    14.18%.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $74,923 of Deferred Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003, the fund received a partial cash settlement in the amount of $15,712,180, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.07 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended September 30, 2003 would have been lower by 0.53%, 0.55%, 0.56%, 0.52%, 0.49%, 0.52%, 0.56%, and 0.56% for Class A, B, C, I, R1, 529A, 529B, and
529C, respectively.

The fund was a participant in class-action lawsuits against Rite Aid Corporation and Cendant Corporation. On February 18, 2004, the fund received a cash settlement in the amount of $1,112,820 from Rite Aid Corporation, recorded as a realized gain on investment transactions. On March 19, 2004, the fund received the remaining cash settlement in the amount of $1,628,536 from Cendant Corporation, recorded as a realized gain on investment transactions. These proceeds from the non-recurring litigation settlements resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the days the proceeds were received. Excluding the effect of these payments from the fund's ending net asset value per share, total return for the six months ended March 31, 2004 would have been lower by 0.10%, 0.14%, 0.12%, 0.09%, 0.16%,
0.09%, 0.13%, 0.10%, and 0.10% for Class A, B, C, I, R1, R2, 529A, 529B, and
529C, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended March 31, 2004, the fund's custodian fees were reduced by $41,891 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For six months ended March 31, 2004, the fund's miscellaneous expenses were reduced by $292,252 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The fund paid no distributions for the years ended September 30, 2003 and September 30, 2002.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                     $13,643,093
------------------------------------------------------------------------------
Capital loss carryforward                                      (1,481,722,271)
------------------------------------------------------------------------------
Post-October capital loss deferral                                (79,687,400)
------------------------------------------------------------------------------
Unrealized appreciation                                           135,319,734
------------------------------------------------------------------------------
Other temporary differences                                          (231,594)
------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

EXPIRATION DATE

September 30, 2009                                               $(34,337,362)
------------------------------------------------------------------------------
September 30, 2010                                               (694,231,122)
------------------------------------------------------------------------------
September 30, 2011                                               (753,153,787)
------------------------------------------------------------------------------
Total                                                         $(1,481,722,271)
------------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net increase of $18,925 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $9,357 for retired Trustees for the six months ended March 31, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the six months ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            ------------------------------------------------------
            Next $2.5 billion                              0.0130%
            ------------------------------------------------------
            Next $2.5 billion                              0.0005%
            ------------------------------------------------------
            In excess of $7 billion                        0.0000%
            ------------------------------------------------------

For the six months ended March 31, 2004, the fund paid MFS $127,681, equivalent to 0.008% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services. The maximum amount that could have been charged to the fund during the period for administrative costs equaled $251,351 or 0.016 % of average daily net assets.

Effective April 1, 2004 the maximum amount is based on the following annual percentages of the fund's average daily net assets:

            First $2 billion                              0.01120%
            ------------------------------------------------------
            Next $2.5 billion                             0.00832%
            ------------------------------------------------------
            Next $2.5 billion                             0.00032%
            ------------------------------------------------------
            In excess of $7 billion                        0.0000%
            ------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,476 and $176 for the six months ended March 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
March 31, 2004 amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD              $55,650          $4,731          $4,014              $4             $--
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                  $55              $8             $30
------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the six months ended March 31, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales
Charges Imposed                           $9,007        $643,852          $1,546             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the funds' Trustees. As of March 31, 2004, the fee is set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average net assets. For the six months ended March 31, 2004, the fund paid MFSC a fee of $1,745,997 for shareholder services which amounted to 0.11% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $512,454 for the six months ended March 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,127,217,728 and $2,374,591,998, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $3,109,149,862
------------------------------------------------------------------------------
Gross unrealized appreciation                                    $355,083,822
------------------------------------------------------------------------------
Gross unrealized depreciation                                     (61,182,886)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $293,900,936
------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          Six months ended                            Year ended
                                               3/31/04                                 9/30/03
                                      SHARES              AMOUNT             SHARES               AMOUNT

CLASS A SHARES

Shares sold                          8,693,212        $151,765,481        499,502,708        $7,226,793,730
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          526,067           8,869,505                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                  (16,454,653)       (285,199,809)      (518,612,584)       (7,510,187,144)
--------------------------------------------------------------------------------------------------------------
Net decrease                        (7,235,374)      $(124,564,823)       (19,109,876)        $(283,393,414)
--------------------------------------------------------------------------------------------------------------

                                          Six months ended                           Year ended
                                               3/31/04                                 9/30/03
                                     SHARES              AMOUNT             SHARES               AMOUNT

CLASS B SHARES

Shares sold                          1,609,704         $26,357,576          4,154,201           $57,512,030
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                           41,852             667,117                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                  (12,168,724)       (201,011,479)       (25,455,878)         (351,153,416)
--------------------------------------------------------------------------------------------------------------
Net decrease                       (10,517,168)      $(173,986,786)       (21,301,677)        $(293,641,386)
--------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                            382,808          $6,317,911          2,211,114           $30,311,393
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                            6,781             108,155                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                   (2,700,460)        (44,464,377)        (8,248,730)         (113,137,745)
--------------------------------------------------------------------------------------------------------------
Net decrease                        (2,310,871)       $(38,038,311)        (6,037,616)         $(82,826,352)
--------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                          6,703,464        $118,920,125         12,083,445          $182,572,702
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                          140,585           2,409,630                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                      (75,144)         (1,357,101)        (1,977,717)          (28,030,740)
--------------------------------------------------------------------------------------------------------------
Net increase                         6,768,905        $119,972,654         10,105,728          $154,541,962
--------------------------------------------------------------------------------------------------------------

                                          Six months ended                          Period ended
                                               3/31/04                                9/30/03*
                                     SHARES              AMOUNT             SHARES               AMOUNT

CLASS R1 SHARES

Shares sold                            104,582          $1,854,484              2,917               $44,995
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                               27                 450                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                      (43,999)           (787,826)              (391)               (6,279)
--------------------------------------------------------------------------------------------------------------
Net increase                            60,610          $1,067,108              2,526               $38,716
--------------------------------------------------------------------------------------------------------------

                                          Period ended 3/31/04**
                                        SHARES             AMOUNT

CLASS R2 SHARES

Shares sold                              9,515            $162,620
---------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                                3                  53
---------------------------------------------------------------------
Shares reacquired                           (3)                (63)
---------------------------------------------------------------------
Net increase                             9,515            $162,610
---------------------------------------------------------------------

                                           Six months ended                           Year ended
                                                3/31/04                                 9/30/03
                                        SHARES              AMOUNT             SHARES               AMOUNT

CLASS 529A SHARES

Shares sold                              5,853            $124,947              6,385               $97,154
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                               83                 438                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                       (3,031)            (79,455)               (15)                 (214)
--------------------------------------------------------------------------------------------------------------
Net increase                             2,905             $45,930              6,370               $96,940
--------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                              2,467             $38,682              4,325               $62,410
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                               28                 438                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                       (4,699)            (79,455)            (3,153)              (46,875)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (2,204)           $(40,335)             1,172               $15,535
--------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                              1,716             $27,836              5,358               $72,884
--------------------------------------------------------------------------------------------------------------
Shares issued to
shareholders in
reinvestment of
distributions                               33                 528                 --                    --
--------------------------------------------------------------------------------------------------------------
Shares reacquired                          (42)               (668)               (15)                 (210)
--------------------------------------------------------------------------------------------------------------
Net increase                             1,707             $27,696              5,343               $72,674
--------------------------------------------------------------------------------------------------------------
 * Commencement of operations for Class R1, December 31, 2002.
** Commencement of operations for Class R2, October 31, 2003.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended March 31, 2004, was $11,295. The fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker- dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD          TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND                  SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------          ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)             Trustee and President   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

Robert J. Manning(3)          Trustee and President   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director

Kevin R. Parke(3)             Trustee                 January 2002 until           Massachusetts Financial Services Company,
(born 12/14/59)                                       February 2004                President, Chief Investment Officer and
                                                                                   Director (until February 2004)

Robert C. Pozen(3)            Trustee                 February 2004                Massachusetts Financial Services Company,
(born 08/08/46)                                                                    Chairman (since February 2004); Harvard Law
                                                                                   School (education), John Olin Visiting
                                                                                   Professor (since July 2002); Secretary of
                                                                                   Economic Affairs, The Commonwealth of
                                                                                   Massachusetts (January 2002 to December
                                                                                   2002); Fidelity Investments, Vice Chairman
                                                                                   (June 2000 to December 2001); Fidelity
                                                                                   Management & Research Company (investment
                                                                                   adviser), President (March 1997 to July
                                                                                   2001); The Bank of New York (financial
                                                                                   services), Director; Bell Canada Enterprises
                                                                                   (telecommunications), Director; Telesat
                                                                                   (satellite communications), Director

Jeffrey L.Shames(3)           Trustee                 October 1993 until           Massachusetts Financial Services Company,
(born 06/02/55)                                       February 2004                Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                Chairman                February 1992                Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                    related services), Director; Eastern
                                                                                   Enterprises (diversified services company),
                                                                                   Chairman, Trustee and Chief Executive Officer
                                                                                   (until November 2000)

Lawrence H. Cohn, M.D.        Trustee                 August 1993                  Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                   Professor of Surgery

David H. Gunning              Trustee                 January 2004                 Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                    service provider), Vice Chairman/ Director
                                                                                   (since April 2001); Encinitos Ventures
                                                                                   (private investment company), Principal (1997
                                                                                   to April 2001); Lincoln Electric Holdings,
                                                                                   Inc. (welding equipment manufacturer),
                                                                                   Director; Southwest Gas Corporation (natural
                                                                                   gas distribution company), Director

William R. Gutow              Trustee                 December 1993                Private investor and real estate consultant;
(born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                   (video franchise), Vice Chairman

Amy B. Lane                   Trustee                 January 2004                 Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                    Director, Investment Banking Group (1997 to
                                                                                   February 2001); Borders Group, Inc. (book and
                                                                                   music retailer), Director; Federal Realty
                                                                                   Investment Trust (real estate investment
                                                                                   trust), Trustee

Lawrence T. Perera            Trustee                 July 1981                    Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu             Trustee                 August 1982                  Private investor; Harvard University Graduate
(born 04/10/35)                                                                    School of Business Administration, Class of
                                                                                   1961 Adjunct Professor in Entrepreneurship
                                                                                   Emeritus; CBL & Associates Properties, Inc.
                                                                                   (real estate investment trust), Director

J. Dale Sherratt              Trustee                 August 1993                  Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet
                                                                                   Investments (investor in health care
                                                                                   companies), Managing General Partner (since
                                                                                   1993); Cambridge Nutraceuticals (professional
                                                                                   nutritional products), Chief Executive
                                                                                   Officer (until May 2001)

Elaine R. Smith               Trustee                 February 1992                Independent health care industry consultant
(born 04/25/46)

Ward Smith                    Trustee                 October 1992                 Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)          President and Trustee   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director.

John W. Ballen(3)             President and Trustee   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

James R. Bordewick, Jr.(3)    Assistant Secretary     September 1990               Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                  Senior Vice President and Associate General
                                                                                   Counsel

Stephen E. Cavan(3)           Secretary and Clerk     December 1989 until          Massachusetts Financial Services Company,
(born 11/06/53)                                       March 2004                   Senior Vice President, General Counsel and
                                                                                   Secretary (until March 2004)

Stephanie A. DeSisto(3)       Assistant Treasurer     May 2003                     Massachusetts Financial Services Company,
(born 10/01/53)                                                                    Vice President (since April 2003); Brown
                                                                                   Brothers Harriman & Co., Senior Vice
                                                                                   President (November 2002 to April 2003); ING
                                                                                   Groep N.V./Aeltus Investment Management,
                                                                                   Senior Vice President (prior to November
                                                                                   2002)

Robert R. Flaherty(3)         Assistant Treasurer     August 2000                  Massachusetts Financial Services Company,
(born 09/18/63)                                                                    Vice President (since August 2000); UAM Fund
                                                                                   Services, Senior Vice President (prior to
                                                                                   August 2000)

Richard M. Hisey(3)           Treasurer               August 2002                  Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The
                                                                                   Bank of New York, Senior Vice President
                                                                                   (September 2000 to July 2002); Lexington
                                                                                   Global Asset Managers, Inc., Executive Vice
                                                                                   President and Chief Financial Officer (prior
                                                                                   to September 2000); Lexington Funds, Chief
                                                                                   Financial Officer (prior to September 2000)


Ellen Moynihan(3)             Assistant Treasurer     April 1997                   Massachusetts Financial Services Company,
(born 11/13/57)                                                                    Vice President

James O. Yost(3)              Assistant Treasurer     September 1990               Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741

DIRECTOR OF GLOBAL EQUITY RESEARCH
David A. Antonelli

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT


MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116
                                                             MFR-SEM-5/04 417M

MFS(R) Mutual Funds
SEMIANNUAL REPORT 3/31/04

                                             MFS(R) INTERNATIONAL STRATEGIC
                                             GROWTH FUND
                                             ------------------------------
                                             MFS(R) INTERNATIONAL STRATEGIC
                                             VALUE FUND
                                             ------------------------------

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
Seeks capital appreciation.

MFS(R) INTERNATIONAL STRATEGIC VALUE FUND
Seeks capital appreciation.

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------
Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
PERFORMANCE SUMMARY                                1
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                           4
----------------------------------------------------
FINANCIAL STATEMENTS                              10
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     20
----------------------------------------------------
TRUSTEES AND OFFICERS                             26

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
         NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04
-------------------------------------------------------------------------------

Currently, each fund offers Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results include the deduction of the maximum sales charge and reflect the percentage change in the net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

CALL 1-800-343-2829 EXT. 35941 FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MFS INTERNATIONAL STRATEGIC GROWTH FUND(1)(2)(3)

TOTAL RETURNS

--------------------
   Average annual
without sales charge
--------------------

                      Class
      Share         inception
      class           date         6-mo     1-yr     3-yr      5-yr     Life*
  ----------------------------------------------------------------------------
        A            10/9/97        --      49.72%    8.84%     7.68%    9.27%
  ----------------------------------------------------------------------------
        I            10/9/97        --      49.78%    8.88%     7.69%    9.32%
  ----------------------------------------------------------------------------

--------------------
   Average annual
--------------------

  Comparative benchmarks
  ----------------------------------------------------------------------------
  Average international
  fund+                            20.77%   53.63%    2.49%     1.76%    2.04%
  ----------------------------------------------------------------------------
  MSCI EAFE Index#                 22.27%   58.15%    3.80%     0.83%    2.50%
  ----------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.

--------------------
   Average annual
  with sales charge
--------------------

  ----------------------------------------------------------------------------
        A**                         --      42.61%    7.09%     6.63%    8.45%
  ----------------------------------------------------------------------------
  Class I shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
    Cumulative
without sales charge
--------------------

  ----------------------------------------------------------------------------
        A                         20.83%    49.72%   28.94%    44.74%   77.47%
  ----------------------------------------------------------------------------
        I                         20.84%    49.78%   29.07%    44.83%   78.02%
  ----------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, October 9, 1997 through March 31, 2004. Index information is from October 1, 1997.
** Takes into account the maximum sales charge of 4.75%. Effective April 1,
   2004, the front end sales charge was increased to 5.75%.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

MFS INTERNATIONAL STRATEGIC VALUE FUND(1)(2)

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------
                    Class
    Share         inception
    class           date         6-mo     1-yr     3-yr      5-yr     Life*
----------------------------------------------------------------------------
      A            10/9/97        --      54.94%    8.03%     6.27%    8.35%
----------------------------------------------------------------------------
      I            10/9/97        --      54.95%    8.05%     6.19%    8.30%
----------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average international
fund+                            20.77%   53.63%    2.49%     1.76%    2.04%
----------------------------------------------------------------------------
MSCI EAFE Index#                 22.27%   58.15%    3.80%     0.83%    2.50%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

--------------------
Average annual
with sales charge
--------------------

----------------------------------------------------------------------------
      A**                         --      47.58%    6.29%     5.24%    7.54%
----------------------------------------------------------------------------
Class I shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative
without sales charge
--------------------

----------------------------------------------------------------------------
      A                         27.01%    54.94%   26.06%    35.56%   68.09%
----------------------------------------------------------------------------
      I                         27.11%    54.95%   26.16%    35.06%   67.59%
----------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, October 9, 1997 through March 31, 2004. Index information is from October 1, 1997.
** Takes into account the maximum sales charge of 4.75%. Effective April 1,
   2004, the front end sales charge was increased to 5.75%.
 + Source: Lipper Inc., an independent firm that reports mutual fund performance.
 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA, FAR
EAST) INDEX -- is a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class I shares have no sales charges and are available only to certain investors.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the funds' performance would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(3) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

These risks may increase share price volatility. Please see the prospectus for more information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED) - 3/31/04    MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.6%
------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES         $ VALUE
------------------------------------------------------------------------------------------------
Foreign Stocks - 98.6%
------------------------------------------------------------------------------------------------
Australia - 5.1%
------------------------------------------------------------------------------------------------
News Corp. Ltd. (Broadcast & Cable TV)                                     4,606         $41,391
------------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)                                       5,224          44,554
------------------------------------------------------------------------------------------------
                                                                                         $85,945
------------------------------------------------------------------------------------------------
Austria - 3.0%
------------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG (Banks &
Credit Companies)                                                            345         $51,654
------------------------------------------------------------------------------------------------

Canada - 1.7%
------------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                          750         $29,498
------------------------------------------------------------------------------------------------

France - 13.5%
------------------------------------------------------------------------------------------------
AXA (Insurance)                                                            2,050         $42,789
------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)*                                  1,400          35,830
------------------------------------------------------------------------------------------------
L'Air Liquide S.A. (Specialty Chemicals)                                     245          41,712
------------------------------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)                                     530          34,627
------------------------------------------------------------------------------------------------
Schneider Electric S.A. (Electrical Equipment)                               622          40,523
------------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric)                                1,200          33,485
------------------------------------------------------------------------------------------------
                                                                                        $228,966
------------------------------------------------------------------------------------------------
Germany - 4.2%
------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                   1,040         $42,303
------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                                600          28,403
------------------------------------------------------------------------------------------------
                                                                                         $70,706
------------------------------------------------------------------------------------------------
Hungary - 2.7%
------------------------------------------------------------------------------------------------
OTP Bank Ltd. GDR (Banks & Credit Companies)*                              1,200         $45,300
------------------------------------------------------------------------------------------------

Italy - 2.2%
------------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                           2,100         $37,560
------------------------------------------------------------------------------------------------

Japan - 16.3%
------------------------------------------------------------------------------------------------
Canon, Inc., ADR (Personal Computers & Peripherals)                          950         $49,210
------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                           2,200          34,969
------------------------------------------------------------------------------------------------
Citizen Watch Co. Ltd. (Electronics)                                       5,000          49,527
------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                9          50,708
------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                     2,700          54,163
------------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                              2,100          39,204
------------------------------------------------------------------------------------------------
                                                                                        $277,781
------------------------------------------------------------------------------------------------
Netherlands - 1.8%
------------------------------------------------------------------------------------------------
Reed Elsevier N.V. (Printing & Publishing)                                 2,280         $30,101
------------------------------------------------------------------------------------------------

Singapore - 2.0%
------------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)                    24,000         $33,401
------------------------------------------------------------------------------------------------

South Korea - 6.7%
------------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                                   120         $59,872
------------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd. (Electrical Equipment)                                  370          54,220
------------------------------------------------------------------------------------------------
                                                                                        $114,092
------------------------------------------------------------------------------------------------

Spain - 2.3%
------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                       2,576         $38,980
------------------------------------------------------------------------------------------------

Sweden - 5.1%
------------------------------------------------------------------------------------------------
H&M Hennes & Mauritz AB (Specialty Stores)                                 1,930         $51,906
------------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)                                             1,100          35,049
------------------------------------------------------------------------------------------------
                                                                                         $86,955
------------------------------------------------------------------------------------------------
Switzerland - 11.2%
------------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Companies)                             1,050         $36,374
------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                870          36,935
------------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                           460          44,920
------------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                                     16          16,401
------------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                            748          55,543
------------------------------------------------------------------------------------------------
                                                                                        $190,173
------------------------------------------------------------------------------------------------
United Kingdom - 20.8%
------------------------------------------------------------------------------------------------
AMVESCAP PLC (Brokerage & Asset Managers)                                  5,700         $42,015
------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                          1,000          46,435
------------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)                  2,010          25,100
------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                          3,137          40,934
------------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                          9,517          50,532
------------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                          3,250          80,451
------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                        13,200          31,278
------------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                          3,800          36,315
------------------------------------------------------------------------------------------------
                                                                                        $353,060
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $1,674,172
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,315,541)                                            $1,674,172
------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)             $ VALUE
------------------------------------------------------------------------------------------------
Alpine Securitization Corp., due 4/01/04, at Amortized
Cost                                                                         $22         $22,000
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,337,541)                                       $1,696,172
------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.1%                                                      2,222
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $1,698,394
------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED) - 3/31/04    MFS(R) INTERNATIONAL STRATEGIC VALUE FUND
------------------------------------------------------------------------------------------------
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 94.9%
------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES         $ VALUE
------------------------------------------------------------------------------------------------
Foreign Stocks - 94.9%
------------------------------------------------------------------------------------------------
Belgium - 1.0%
------------------------------------------------------------------------------------------------
Fortis (Banks & Credit Companies)                                            500         $10,639
------------------------------------------------------------------------------------------------

Brazil - 0.8%
------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone
Services)                                                                    100          $3,415
------------------------------------------------------------------------------------------------
Votorantim Celulose e Papel S.A. (Forest & Paper Products)                   150           5,219
------------------------------------------------------------------------------------------------
                                                                                          $8,634
------------------------------------------------------------------------------------------------
Canada - 1.5%
------------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)*                                                                  400          $6,979
------------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                          200           8,654
------------------------------------------------------------------------------------------------
                                                                                         $15,633
------------------------------------------------------------------------------------------------
China - 0.9%
------------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric)                   3,000          $5,929
------------------------------------------------------------------------------------------------
Shanghai Forte Land Co. Ltd. (Real Estate)                                 9,000           2,974
------------------------------------------------------------------------------------------------
                                                                                          $8,903
------------------------------------------------------------------------------------------------
Denmark - 1.1%
------------------------------------------------------------------------------------------------
Danske Bank Aktieselskab (Banks & Credit Companies)                          500         $11,310
------------------------------------------------------------------------------------------------

Finland - 1.3%
------------------------------------------------------------------------------------------------
Fortum Corp. (Energy - Independent)                                        1,300         $13,296
------------------------------------------------------------------------------------------------

France - 8.7%
------------------------------------------------------------------------------------------------
April Group (Insurance)                                                      260          $5,024
------------------------------------------------------------------------------------------------
Compagnie Generale de Geophysique S.A. (Oil Services)*                       130           5,857
------------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)                              500          13,061
------------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)*                                    500          12,797
------------------------------------------------------------------------------------------------
Renault S.A. (Automotive)                                                    180          12,468
------------------------------------------------------------------------------------------------
Suez (Utilities - Electric)                                                  500          10,215
------------------------------------------------------------------------------------------------
TOTAL S.A., ADR (Energy - Integrated)                                        250          23,000
------------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric)                                  250           6,976
------------------------------------------------------------------------------------------------
                                                                                         $89,398
------------------------------------------------------------------------------------------------
Germany - 4.5%
------------------------------------------------------------------------------------------------
Aareal Bank AG (Banks & Credit Companies)                                    250          $8,267
------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)                                     300          12,203
------------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (Real Estate)*                                   200           5,613
------------------------------------------------------------------------------------------------
Porsche AG (Automotive)                                                        8           4,828
------------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                                220          10,414
------------------------------------------------------------------------------------------------
Schwarz Pharma AG (Pharmaceuticals)                                          200           5,497
------------------------------------------------------------------------------------------------
                                                                                         $46,822
------------------------------------------------------------------------------------------------
Hong Kong - 2.4%
------------------------------------------------------------------------------------------------
Cnooc Ltd. (Energy - Independent)                                         40,000         $16,939
------------------------------------------------------------------------------------------------
Hongkong Electric Holdings Ltd. (Utilities - Electric)                     1,000           4,402
------------------------------------------------------------------------------------------------
Star Cruises Ltd. (Gaming & Lodging)                                      12,000           3,300
------------------------------------------------------------------------------------------------
                                                                                         $24,641
------------------------------------------------------------------------------------------------
Hungary - 0.5%
------------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR (Banks & Credit Companies)*                               140          $5,285
------------------------------------------------------------------------------------------------

Ireland - 3.0%
------------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks & Credit Companies)                        200          $3,152
------------------------------------------------------------------------------------------------
Bank of Ireland (Banks & Credit Companies)                                 1,000          12,489
------------------------------------------------------------------------------------------------
DePfa Bank PLC (Banks & Credit Companies)                                     33           5,192
------------------------------------------------------------------------------------------------
IAWS Group PLC (Specialty Chemicals)                                         300           3,529
------------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Companies)                        400           6,559
------------------------------------------------------------------------------------------------
                                                                                         $30,921
------------------------------------------------------------------------------------------------
Italy - 4.7%
------------------------------------------------------------------------------------------------
Cementerie del Tirreno S.p.A. (Construction)                               1,400          $4,251
------------------------------------------------------------------------------------------------
Eni S.p.A. (Energy - Integrated)                                           1,000          20,111
------------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                          1,700          13,792
------------------------------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Furniture & Appliances)                     200           3,570
------------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                             400           7,154
------------------------------------------------------------------------------------------------
                                                                                         $48,878
------------------------------------------------------------------------------------------------
Japan - 18.6%
------------------------------------------------------------------------------------------------
Acom Co. (Banks & Credit Companies)                                           90          $6,565
------------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd. (Banks & Credit Companies)                      100           6,239
------------------------------------------------------------------------------------------------
Asahi Soft Drinks Co. Ltd. (Food & Non-Alcoholic Beverages)                1,000           7,947
------------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                                      1,000          10,174
------------------------------------------------------------------------------------------------
Chiba Bank Ltd. (Banks & Credit Companies)                                 2,000          11,153
------------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                             500           7,947
------------------------------------------------------------------------------------------------
DENSO Corp. (Automotive)                                                     300           6,824
------------------------------------------------------------------------------------------------
EDION Corp. (Specialty Stores)                                               600           7,297
------------------------------------------------------------------------------------------------
Heiwa Real Estate Co. Ltd. (Leisure & Toys)                                  600           9,761
------------------------------------------------------------------------------------------------
Honda Motor Co. Ltd. (Automotive)                                            300          13,822
------------------------------------------------------------------------------------------------
Impact 21 Co. Ltd. (Apparel Manufacturers)                                   400           9,752
------------------------------------------------------------------------------------------------
Jaccs Co. Ltd. (Banks & Credit Companies)                                  2,000          12,363
------------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                                2          11,268
------------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)                                              200           7,659
------------------------------------------------------------------------------------------------
Promise Co. Ltd. (Banks & Credit Companies)                                  100           6,863
------------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                              100           4,031
------------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                                   2,000          13,649
------------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)                                     80           5,567
------------------------------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Utilities - Electric)                       500           8,734
------------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                       200           4,012
------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)                            4,000          15,127
------------------------------------------------------------------------------------------------
Toyota Industries Corp. (Automotive)                                         200           4,751
------------------------------------------------------------------------------------------------
                                                                                        $191,505
------------------------------------------------------------------------------------------------
Luxembourg - 0.8%
------------------------------------------------------------------------------------------------
Tenaris S.A. (Oil Services)                                                  250          $8,198
------------------------------------------------------------------------------------------------

Malaysia - 0.3%
------------------------------------------------------------------------------------------------
Perusahaan Otomobil Nasional Berhad (Automotive)                           1,000          $2,592
------------------------------------------------------------------------------------------------

Mexico - 1.7%
------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                                700          $4,628
------------------------------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V. (Banks & Credit Companies)           1,000           3,935
------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa S.A. de C.V. (Banks & Credit Companies)           3,500           4,650
------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                              100           4,734
------------------------------------------------------------------------------------------------
                                                                                         $17,947
------------------------------------------------------------------------------------------------
Netherlands - 2.3%
------------------------------------------------------------------------------------------------
Fugro N.V. (Oil Services)                                                    100          $6,037
------------------------------------------------------------------------------------------------
IHC Caland N.V. (Oil Services)*                                              100           5,154
------------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)                                        1,560          12,177
------------------------------------------------------------------------------------------------
                                                                                         $23,368
------------------------------------------------------------------------------------------------
New Zealand - 0.5%
------------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. (Telephone Services)                     1,354          $5,233
------------------------------------------------------------------------------------------------

Norway - 1.4%
------------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)                              2,200         $14,433
------------------------------------------------------------------------------------------------

Singapore - 1.8%
------------------------------------------------------------------------------------------------
MobileOne Ltd. (Telecommunications - Wireless)                             9,000          $7,741
------------------------------------------------------------------------------------------------
Singapore Post Ltd. (Trucking)                                            23,400          10,902
------------------------------------------------------------------------------------------------
                                                                                         $18,643
------------------------------------------------------------------------------------------------
South Korea - 3.7%
------------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. (Telephone Services)                                  1,300          $3,731
------------------------------------------------------------------------------------------------
Hyundai Motor Co. (Automotive)                                               200           9,141
------------------------------------------------------------------------------------------------
Kookmin Bank (Banks & Credit Companies)                                      100           4,056
------------------------------------------------------------------------------------------------
Korea Electric Power Corp. (Utilities - Electric)                            180           3,164
------------------------------------------------------------------------------------------------
KT Freetel (Telephone Services)                                              200           3,419
------------------------------------------------------------------------------------------------
LG Household & Health Care Ltd. (Consumer Goods & Services)                  150           4,200
------------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                                    20           9,979
------------------------------------------------------------------------------------------------
                                                                                         $37,690
------------------------------------------------------------------------------------------------
Spain - 4.7%
------------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                                       300          $9,090
------------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric)                                        400           8,261
------------------------------------------------------------------------------------------------
Repsol YPF S.A. (Energy - Independent)                                       900          18,653
------------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)                                         800          12,106
------------------------------------------------------------------------------------------------
                                                                                         $48,110
------------------------------------------------------------------------------------------------
Sweden - 1.9%
------------------------------------------------------------------------------------------------
Alfa Laval AB (Machinery & Tools)                                            200          $2,636
------------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                                   200           8,135
------------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)                                                   900           9,181
------------------------------------------------------------------------------------------------
                                                                                         $19,952
------------------------------------------------------------------------------------------------
Switzerland - 6.6%
------------------------------------------------------------------------------------------------
Converium Holding AG (Insurance)                                             175          $8,562
------------------------------------------------------------------------------------------------
Givaudan S.A. (Chemicals)                                                     15           7,658
------------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)                                  73          18,606
------------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                                350          14,859
------------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                      250          18,228
------------------------------------------------------------------------------------------------
                                                                                         $67,913
------------------------------------------------------------------------------------------------
Thailand - 0.4%
------------------------------------------------------------------------------------------------
Krungthaicard (Banks & Credit Companies)                                   1,000            $589
------------------------------------------------------------------------------------------------
Thai Airways International Public Co. Ltd. (Airlines)                      2,500           3,727
------------------------------------------------------------------------------------------------
                                                                                          $4,316
------------------------------------------------------------------------------------------------
United Kingdom - 19.8%
------------------------------------------------------------------------------------------------
Amlin PLC (Insurance)                                                      1,100          $3,416
------------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                            100           4,643
------------------------------------------------------------------------------------------------
Aviva PLC (Insurance)                                                      1,000           9,718
------------------------------------------------------------------------------------------------
Benfield Group PLC (Insurance)                                             1,180           5,657
------------------------------------------------------------------------------------------------
BG Group PLC (Energy - Independent)                                          600           3,592
------------------------------------------------------------------------------------------------
Bodycote International PLC (Electrical Equipment)                          1,250           3,112
------------------------------------------------------------------------------------------------
Burberry Group PLC (Apparel Manufacturers)                                   700           4,596
------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)*                    1,800          14,212
------------------------------------------------------------------------------------------------
Close Brothers Group PLC (Banks & Credit Companies)                          300           4,417
------------------------------------------------------------------------------------------------
Cookson Group PLC (Electronics)                                            3,900           3,266
------------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                            900          11,744
------------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd. (Airlines)                                        1,200           6,780
------------------------------------------------------------------------------------------------
Hiscox PLC (Insurance)                                                     2,000           6,497
------------------------------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)                                         400           8,731
------------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                                 1,000           9,644
------------------------------------------------------------------------------------------------
Next PLC (General Merchandise)                                               200           5,264
------------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                                  1,500          13,293
------------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit Companies)*                 600          18,309
------------------------------------------------------------------------------------------------
Severn Trent PLC (Utilities - Electric)                                      500           7,003
------------------------------------------------------------------------------------------------
St. James Place Capital PLC (Insurance)                                    2,000           6,607
------------------------------------------------------------------------------------------------
United Utilities PLC, "A" (Utilities - Electric)                           2,700          15,889
------------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)                         5,400          12,796
------------------------------------------------------------------------------------------------
Wellington Underwriting PLC (Insurance)                                    3,000           5,024
------------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                            500           4,778
------------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                                      2,600          15,420
------------------------------------------------------------------------------------------------
                                                                                        $204,408
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $768,632)                                                $978,668
------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 5.1%                                                     52,318
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $1,030,986
------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

PORTFOLIO FOOTNOTES:
* Non-income producing security.

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
-----------------------------------------------------------------------------------------------------
This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

AT 3/31/04

ASSETS

Investments, at value (identified cost, $1,337,541)                   $1,696,172
-----------------------------------------------------------------------------------------------------
Cash                                                                         275
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                          7,215
-----------------------------------------------------------------------------------------------------
Other assets                                                                   7
-----------------------------------------------------------------------------------------------------
Total assets                                                                               $1,703,669
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                         $5,195
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                           80
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                              $5,275
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $1,698,394
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                       $1,451,234
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                    358,818
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                   (107,653)
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income              (4,005)
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $1,698,394
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                     144,893
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                            $648,665
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      55,468
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $11.69
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$11.69)                                                  $12.27
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                          $1,049,729
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      89,425
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $11.74
-----------------------------------------------------------------------------------------------------
On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
-----------------------------------------------------------------------------------------------------
This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

MFS INTERNATIONAL STRATEGIC VALUE FUND

AT 3/31/04

ASSETS

Investments, at value (identified cost, $768,632)                       $978,668
-----------------------------------------------------------------------------------------------------
Cash                                                                      30,424
-----------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $28)                             29
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                           25,815
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                          4,679
-----------------------------------------------------------------------------------------------------
Other assets                                                                   7
-----------------------------------------------------------------------------------------------------
Total assets                                                                               $1,039,622
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                         $8,589
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Reimbursement fee                                                           47
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                              $8,636
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $1,030,986
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                         $881,411
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                    210,143
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                    (58,992)
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income              (1,576)
-----------------------------------------------------------------------------------------------------
Net assets                                                                                 $1,030,986
-----------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding                                                      99,694
-----------------------------------------------------------------------------------------------------

Class A shares

  Net assets                                                            $198,119
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      19,110
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $10.37
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$10.37)                                                  $10.89
-----------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                            $832,867
-----------------------------------------------------------------------------------------------------
  Shares outstanding                                                      80,584
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                              $10.34
-----------------------------------------------------------------------------------------------------
On sales of $100,000 or more, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (UNAUDITED)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

SIX MONTHS ENDED 3/31/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                                $11,122
-----------------------------------------------------------------------------------------------------
  Interest                                                                     209
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                    (1,107)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                       $10,224
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                            $7,726
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                1,128
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                     1,510
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                            73
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                              4,973
-----------------------------------------------------------------------------------------------------
  Printing                                                                   9,840
-----------------------------------------------------------------------------------------------------
  Postage                                                                       70
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                             19,295
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                   835
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                              4,778
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                $50,228
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor              (36,361)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                  $13,867
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                           $(3,643)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                 $113,713
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                578
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                           $114,291
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
-----------------------------------------------------------------------------------------------------
  Investments                                                             $180,079
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                  (24)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                          $180,055
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                         $294,346
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $290,703
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (UNAUDITED)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

MFS INTERNATIONAL STRATEGIC VALUE FUND

SIX MONTHS ENDED 3/31/04

NET INVESTMENT INCOME (LOSS)

Income
-----------------------------------------------------------------------------------------------------
  Dividends                                                                 $7,888
-----------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                                      (825)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                        $7,063
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                            $4,562
-----------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                                  651
-----------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                                       450
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                            43
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                              5,819
-----------------------------------------------------------------------------------------------------
  Printing                                                                     169
-----------------------------------------------------------------------------------------------------
  Postage                                                                        2
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                             19,295
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                   585
-----------------------------------------------------------------------------------------------------
  Registration fees                                                          1,022
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                              3,941
-----------------------------------------------------------------------------------------------------
Total expenses                                                                                $36,539
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                         (97)
-----------------------------------------------------------------------------------------------------
  Reduction of expenses by investment adviser and distributor              (28,259)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                   $8,183
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                           $(1,120)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                                  $92,041
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                               (165)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                            $91,876
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                             $127,703
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies                   32
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency translation                          $127,735
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                         $219,611
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                       $218,491
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

                                                                     SIX MONTHS
                                                                        ENDED               YEAR ENDED
                                                                       3/31/04                9/30/03
                                                                     (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                            $(3,643)               $3,271
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                            114,291               (50,498)
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                             180,055               279,064
-------------------------------------------------------------------  ----------            ----------
Increase in net assets from operations                                 $290,703              $231,837
-------------------------------------------------------------------  ----------            ----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                                      $(909)                  $--
-------------------------------------------------------------------  ----------            ----------
From net investment income (Class I)                                     (1,459)                   --
-------------------------------------------------------------------  ----------            ----------
Total distributions declared to shareholders                            $(2,368)                  $--
-------------------------------------------------------------------  ----------            ----------
Net increase (decrease) in net assets from fund share
transactions                                                            $26,037              $(22,602)
-------------------------------------------------------------------  ----------            ----------
Total increase in net assets                                           $314,372              $209,235
-------------------------------------------------------------------  ----------            ----------

NET ASSETS

At beginning of period                                               $1,384,022            $1,174,787
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $(4,005) and accumulated
undistributed net investment income of $2,006)                       $1,698,394            $1,384,022
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS INTERNATIONAL STRATEGIC VALUE FUND

                                                                     SIX MONTHS
                                                                        ENDED               YEAR ENDED
                                                                       3/31/04                9/30/03
                                                                     (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income (loss)                                            $(1,120)               $5,207
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                             91,876                 8,996
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                             127,735               114,631
-------------------------------------------------------------------  ----------          ------------
Increase in net assets from operations                                 $218,491              $128,834
-------------------------------------------------------------------  ----------          ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income (Class A)                                      $(969)                $(252)
-------------------------------------------------------------------  ----------          ------------
From net investment income (Class I)                                     (4,062)               (1,029)
-------------------------------------------------------------------  ----------          ------------
Total distributions declared to shareholders                            $(5,031)              $(1,281)
-------------------------------------------------------------------  ----------          ------------
Net increase (decrease) in net assets from fund share
transactions                                                            $10,031               $(1,227)
-------------------------------------------------------------------  ----------          ------------
Total increase in net assets                                           $223,491              $126,326
-------------------------------------------------------------------  ----------          ------------

NET ASSETS

At beginning of period                                                 $807,495              $681,169
-----------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $(1,576) and accumulated
undistributed net investment income of $4,575)                       $1,030,986              $807,495
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

MFS INTERNATIONAL STRATEGIC GROWTH FUND

                                         SIX MONTHS
                                            ENDED                                 YEAR ENDED 9/30
CLASS A                                    3/31/04          2003            2002            2001            2000          1999
                                         (UNAUDITED)

Net asset value, beginning of period       $9.69           $8.05           $8.53          $13.30          $13.44         $9.68
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)         $(0.03)          $0.02          $(0.01)         $(0.03)          $0.08         $0.05
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  2.05            1.62           (0.47)          (2.47)           2.35          4.08
---------------------------------------  -------          ------          ------          ------          ------        ------
Total from investment operations           $2.02           $1.64          $(0.48)         $(2.50)          $2.43         $4.13
---------------------------------------  -------          ------          ------          ------          ------        ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income              $(0.02)            $--             $--          $(0.08)         $(0.01)       $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                --              --              --           (1.94)          (2.56)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income          --              --              --           (0.00)+++          --            --
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                --              --              --           (0.25)             --            --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                        --              --              --           (0.00)+++          --            --
---------------------------------------  -------          ------          ------          ------          ------        ------
Total distributions declared to
shareholders                              $(0.02)            $--             $--          $(2.27)         $(2.57)       $(0.37)
---------------------------------------  -------          ------          ------          ------          ------        ------
Net asset value, end of period            $11.69           $9.69           $8.05           $8.53          $13.30        $13.44
---------------------------------------  -------          ------          ------          ------          ------        ------
Total return (%)                           20.83++         20.37           (5.63)         (21.69)          18.63         43.79
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                  1.75+           1.75            1.76            1.81            1.75          1.78
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.46)+          0.27           (0.08)          (0.33)           0.55          0.44
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            39              86              82             103             137           175
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $648            $532            $446            $367            $463          $253
------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 1.75% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 30, 2007 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser and the distributor contractually waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                       $(0.29)         $(0.38)         $(0.49)         $(0.49)         $(0.28)       $(0.39)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                  6.64+           6.40            7.15            6.32            4.34          5.23
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (5.35)+         (4.38)          (5.47)          (4.84)          (2.04)        (3.01)
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

MFS INTERNATIONAL STRATEGIC GROWTH FUND
                                        SIX MONTHS
                                            ENDED                                 YEAR ENDED 9/30
CLASS I                                    3/31/04          2003            2002            2001            2000          1999
                                        (UNAUDITED)

Net asset value, beginning of period       $9.73           $8.08           $8.56          $13.34          $13.48         $9.70
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)         $(0.03)          $0.02          $(0.01)         $(0.03)          $0.07         $0.02
------------------------------------------------------------------------------------------------------------------------------
  Net  realized  and unrealized gain
  (loss)  on investments and foreign
  currency                                  2.06            1.63           (0.47)          (2.48)           2.36          4.13
---------------------------------------  -------          ------          ------          ------          ------        ------
Total from investment operations           $2.03           $1.65          $(0.48)         $(2.51)          $2.43         $4.15
---------------------------------------  -------          ------          ------          ------          ------        ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income              $(0.02)            $--             $--          $(0.08)         $(0.01)       $(0.04)
------------------------------------------------------------------------------------------------------------------------------
  From    net   realized   gain   on
  investments  and  foreign currency
  transactions                                --              --              --           (1.94)          (2.56)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income          --              --              --           (0.00)+++          --            --
------------------------------------------------------------------------------------------------------------------------------
  In  excess of net realized gain on
  investments  and  foreign currency
  transactions                                --              --              --           (0.25)             --            --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                        --              --              --           (0.00)+++          --            --
---------------------------------------  -------          ------          ------          ------          ------        ------
Total   distributions   declared  to
shareholders                              $(0.02)            $--             $--          $(2.27)         $(2.57)       $(0.37)
---------------------------------------  -------          ------          ------          ------          ------        ------
Net asset value, end of period            $11.74           $9.73           $8.08           $8.56          $13.34        $13.48
---------------------------------------  -------          ------          ------          ------          ------        ------
Total return (%)                           20.84++         20.42           (5.61)         (21.71)          18.59         43.91
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                  1.75+           1.75            1.76            1.81            1.75          1.78
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.46)+          0.25           (0.14)          (0.32)           0.50          0.16
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            39              86              82             103             137           175
------------------------------------------------------------------------------------------------------------------------------
Net  assets  at  end  of period (000
Omitted)                                  $1,050            $852            $728            $708            $859        $1,015
------------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other Expenses do not exceed 1.75% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 30, 2007 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser contractually waived its fee for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waiver had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                       $(0.27)         $(0.34)         $(0.45)         $(0.44)         $(0.22)       $(0.36)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                  6.14+           5.90            6.65            5.82            3.84          4.73
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (4.85)+         (3.90)          (5.03)          (4.33)          (1.59)        (2.79)
------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned
    (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

MFS INTERNATIONAL STRATEGIC VALUE FUND
                                         SIX MONTHS
                                            ENDED                                YEAR ENDED 9/30
CLASS A                                    3/31/04          2003           2002          2001            2000          1999
                                         (UNAUDITED)

Net asset value, beginning of period       $8.21           $6.90          $7.54        $11.69          $13.24        $10.46
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)         $(0.01)          $0.06          $0.03        $(0.04)          $0.18         $0.00+++
---------------------------------------------------------------------------------------------------------------------------
  Net  realized  and unrealized gain
  (loss)  on investments and foreign
  currency                                  2.22            1.26          (0.66)        (2.16)           1.57          3.10
---------------------------------------  -------          ------         ------        ------          ------        ------
Total from investment operations           $2.21           $1.32         $(0.63)       $(2.20)          $1.75         $3.10
---------------------------------------  -------          ------         ------        ------          ------        ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income              $(0.05)         $(0.01)           $--        $(0.13)         $(0.07)       $(0.10)
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                --              --             --         (1.82)          (3.23)        (0.21)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income          --              --             --            --              --         (0.01)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                --              --          (0.01)           --              --            --
---------------------------------------  -------          ------         ------        ------          ------        ------
Total   distributions   declared  to
shareholders                              $(0.05)         $(0.01)        $(0.01)       $(1.95)         $(3.30)       $(0.32)
---------------------------------------  -------          ------         ------        ------          ------        ------
Net asset value, end of period            $10.37           $8.21          $6.90         $7.54          $11.69        $13.24
---------------------------------------  -------          ------         ------        ------          ------        ------
Total return (%)                           27.01++         19.20          (8.34)       (22.10)          14.22         30.01
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                  1.77+           1.74           1.76          1.89            1.79          1.77
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.24)+          0.75           0.32         (0.47)           1.51            --++++
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            40             124             92           103              77           107
---------------------------------------------------------------------------------------------------------------------------
Net  assets  at  end  of period (000
Omitted)                                    $198            $156           $134          $146            $953          $929
---------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 1.75% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 30, 2007 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser and the distributor contractually waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waivers had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                       $(0.32)         $(0.57)        $(0.51)       $(0.52)         $(0.23)       $(0.28)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                  8.22+           9.70           8.64          7.00            5.09          4.07
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (6.69)+         (7.21)         (6.56)        (5.58)          (1.79)        (2.30)
---------------------------------------------------------------------------------------------------------------------------
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. ++++ Ratio was less than 0.01%.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

MFS INTERNATIONAL STRATEGIC VALUE FUND
                                         SIX MONTHS
                                            ENDED                                YEAR ENDED 9/30
CLASS I                                    3/31/04          2003           2002          2001            2000          1999
                                         (UNAUDITED)

Net asset value, beginning of period       $8.18           $6.88          $7.51        $11.67          $13.25        $10.47
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)         $(0.01)          $0.05          $0.03         $0.05          $(0.02)        $0.01
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                  2.22            1.26          (0.65)        (2.26)           1.74          3.09
---------------------------------------  -------          ------         ------        ------          ------        ------
Total from investment operations           $2.21           $1.31         $(0.62)       $(2.21)          $1.72         $3.10
---------------------------------------  -------          ------         ------        ------          ------        ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income              $(0.05)         $(0.01)           $--        $(0.13)         $(0.07)       $(0.10)
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                --              --             --         (1.82)          (3.23)        (0.21)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income          --              --             --            --              --         (0.01)
---------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                --              --          (0.01)           --              --            --
---------------------------------------  -------          ------         ------        ------          ------        ------
Total   distributions   declared  to
shareholders                              $(0.05)         $(0.01)        $(0.01)       $(1.95)         $(3.30)       $(0.32)
---------------------------------------  -------          ------         ------        ------          ------        ------
Net asset value, end of period            $10.34           $8.18          $6.88         $7.51          $11.67        $13.25
---------------------------------------  -------          ------         ------        ------          ------        ------
Total return (%)                           27.11++         19.11          (8.24)       (22.18)          13.80         30.11
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                  1.77+           1.75           1.76          1.89            1.74          1.77
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (0.24)+          0.71           0.32          0.59           (0.15)         0.08
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            40             124             92           103              77           107
---------------------------------------------------------------------------------------------------------------------------
Net  assets  at  end  of period (000
Omitted)                                    $833            $652           $547          $596             $--+++       $205
---------------------------------------------------------------------------------------------------------------------------

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, and certain other fees and expenses, such that Other Expenses do not exceed 1.75% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 30, 2007 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. In addition, the investment adviser contractually waived its fee for certain of the periods indicated. To the extent actual expenses were over this limitation, and the waiver had not been in place, the net investment loss per share and the ratios would have been:

Net investment loss                       $(0.29)         $(0.50)        $(0.47)       $(0.36)         $(0.38)       $(0.21)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)

Expenses##                                  7.72+           9.20           8.14          6.50            4.54          3.58
---------------------------------------------------------------------------------------------------------------------------
Net investment loss                        (6.19)+         (6.75)         (6.06)        (4.02)          (2.95)        (1.73)
---------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS International Strategic Growth Fund and MFS International Strategic Value Fund (the funds) are diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Each fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in each fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Each fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the funds' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the funds' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. This amount, for the six months ended March 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended September 30, 2003 and September 30, 2002 was as follows:

                                                        MFS INTERNATIONAL                        MFS INTERNATIONAL
                                                    STRATEGIC GROWTH FUND                     STRATEGIC VALUE FUND
                                             ----------------------------              ---------------------------

                                             9/30/03              9/30/02              9/30/03             9/30/02
Distributions declared from:
------------------------------------------------------------------------------------------------------------------
  Ordinary income                                $--                  $--               $1,281                 $--
------------------------------------------------------------------------------------------------------------------
  Long-term capital gain                          --                   --                   --               1,284
                                                ----                 ----               ------              ------

  Total distributions declared                   $--                  $--               $1,281              $1,284
------------------------------------------------------------------------------------------------------------------

The MFS International Strategic Growth Fund paid no distributions for the years ended September 30, 2003 and
September 30, 2002.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                             MFS INTERNATIONAL                     MFS INTERNATIONAL
                                                         STRATEGIC GROWTH FUND                  STRATEGIC VALUE FUND
                                                         ---------------------                  --------------------

Undistributed ordinary income                                          $2,343                                $4,689
--------------------------------------------------------------------------------------------------------------------
Capital loss carryforward                                            (177,727)                             (145,295)
--------------------------------------------------------------------------------------------------------------------
Post-October capital loss deferral                                    (40,338)                                   --
--------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                                               174,884                                76,835
--------------------------------------------------------------------------------------------------------------------
Other temporary differences                                              (337)                                 (114)
--------------------------------------------------------------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                 MFS INTERNATIONAL                     MFS INTERNATIONAL
                                                             STRATEGIC GROWTH FUND                  STRATEGIC VALUE FUND
                                                             ---------------------                  --------------------

EXPIRATION DATE

September 30, 2010                                                      $(104,885)                             $(75,912)
------------------------------------------------------------------------------------------------------------------------
September 30, 2011                                                        (72,842)                              (69,383)
                                                                        ---------                             ---------

Total                                                                   $(177,727)                            $(145,295)
------------------------------------------------------------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                0.975%

------------------------------------------------------------------------------
Average net assets in excess of $500 million                            0.925%
------------------------------------------------------------------------------

The investment adviser has contractually agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

MFS has contractually agreed, subject to reimbursement, to bear a portion of each fund's "Other Expenses", which are defined as each fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 1.75% annually. This arrangement is effected by MFS bearing all of the funds' Other Expenses during the funds' fiscal year and the funds paying MFS an expense reimbursement fee not greater than 1.75% of average daily net assets for Class A shares and Class I shares. To the extent that the expense reimbursement fee exceeds the funds' actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of September 30, 2007 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. At March 31, 2004, aggregate unreimbursed expenses amounted to $199,727 and $179,610 for the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund, respectively.

Each fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each fund.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the six months ended March 31, 2004, the maximum amount is based on the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                ----------------------------------------------
                Next $2.5 billion                      0.0130%
                ----------------------------------------------
                Next $2.5 billion                      0.0005%
                ----------------------------------------------
                In excess of $7 billion                0.0000%
                ----------------------------------------------

For the six months ended March 31, 2004, the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund paid MFS $73 and $43, equivalent to 0.0092% and 0.0092% of average daily net assets, respectively, to partially reimburse MFS for the costs of providing administrative services. The maximum amount that could have been charged to the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund during the period for administrative costs equaled $139 and $82 or 0.0175% of each fund's average daily net assets, respectively.

Effective April 1, 2004 the maximum amount is based on the following annual percentages of each fund's average daily net assets:

                First $2 billion                      0.01120%
                ----------------------------------------------
                Next $2.5 billion                     0.00832%
                ----------------------------------------------
                Next $2.5 billion                     0.00032%
                ----------------------------------------------
                In excess of $7 billion                0.0000%
                ----------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each fund for the six months ended March 31, 2004.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                     MFS INTERNATIONAL       MFS INTERNATIONAL
                                 STRATEGIC GROWTH FUND    STRATEGIC VALUE FUND
                                 ---------------------    --------------------
                                               CLASS A                 CLASS A
------------------------------------------------------------------------------
Distribution Fee                                 0.25%                   0.25%
------------------------------------------------------------------------------
Service Fee                                      0.25%                   0.25%
------------------------------------------------------------------------------
Total Distribution Plan                          0.50%                   0.50%
------------------------------------------------------------------------------

Effective April 1, 2004, the total Class A distribution plan fees for MFS International Strategic Growth Fund and MFS International Strategic Value Fund will be 0.35% (0.10% distribution fee and 0.25% service fee).

Distribution and service fees under the Class A distribution plan are currently being waived for each fund.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the six months ended March 31, 2004.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of each fund's average daily net assets is set periodically under the supervision of the funds' Trustees. As of March 31, 2004, the fee is set at 0.11% of each fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of each fund's average net assets. For the six months ended March 31, 2004, the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund paid MFSC a fee of $872 and $514 for shareholder services which amounted to 0.11% of each fund's average net assets, respectively. Also included in shareholder servicing costs are out-of- pocket expenses, paid to MFSC, which amounted to $54 and $125 for the MFS International Strategic Growth Fund and the MFS International Strategic Value Fund, respectively, for the six months ended March 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                 MFS INTERNATIONAL                     MFS INTERNATIONAL
                                                             STRATEGIC GROWTH FUND                  STRATEGIC VALUE FUND
                                                             ---------------------                  --------------------
PURCHASES
------------------------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                              $611,589                              $359,805
------------------------------------------------------------------------------------------------------------------------
SALES
------------------------------------------------------------------------------------------------------------------------
Investments (non-U.S. government securities)                              $592,065                              $392,460
------------------------------------------------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                                                 MFS INTERNATIONAL                     MFS INTERNATIONAL
                                                             STRATEGIC GROWTH FUND                  STRATEGIC VALUE FUND
                                                             ---------------------                  --------------------

Aggregate cost                                                         $1,341,420                              $774,205
------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                                             370,313                               214,165
------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation                                             (15,561)                               (9,702)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                              $354,752                              $204,463
------------------------------------------------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                     MFS INTERNATIONAL STRATEGIC GROWTH FUND
                               ---------------------------------------------

                               SIX MONTHS ENDED 3/31/04   YEAR ENDED 9/30/03
                                     SHARES      AMOUNT     SHARES    AMOUNT

CLASS A SHARES

Shares sold                              583      $6,577       110     $1,020
-----------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions             85         909        --         --
-----------------------------------------------------------------------------
Shares reacquired                       (147)     (1,573)     (624)    (4,788)
-----------------------------------------------------------------------------
Net increase (decrease)                  521      $5,913      (514)   $(3,768)
-----------------------------------------------------------------------------

CLASS I SHARES

Shares sold                            3,248     $34,498    16,440   $138,280
-----------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment
of distributions                         136       1,459        --         --
-----------------------------------------------------------------------------
Shares reacquired                     (1,503)    (15,833)  (19,079)  (157,114)
-----------------------------------------------------------------------------
Net increase (decrease)                1,881     $20,124    (2,639)  $(18,834)
-----------------------------------------------------------------------------

                                      MFS INTERNATIONAL STRATEGIC VALUE FUND
                               ---------------------------------------------

                               SIX MONTHS ENDED 3/31/04   YEAR ENDED 9/30/03
                                     SHARES      AMOUNT     SHARES    AMOUNT

CLASS A SHARES

Shares sold                               --         $--         2        $20
-----------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            105         969        35        252
-----------------------------------------------------------------------------
Shares reacquired                         --          --      (490)    (2,485)
-----------------------------------------------------------------------------
Net increase (decrease)                  105        $969      (453)   $(2,213)
-----------------------------------------------------------------------------

CLASS I SHARES

Shares sold                              501      $5,000         2        $20
-----------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment
of distributions                         441       4,062       143      1,029
-----------------------------------------------------------------------------
Shares reacquired                         --          --       (14)       (63)
-----------------------------------------------------------------------------
Net increase                             942      $9,062       131       $986
-----------------------------------------------------------------------------

(6) LINE OF CREDIT

Each fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fees allocated to the funds, for the six months ended March 31, 2004, were $5 and $2 for the MFS International Strategic Growth Fund and MFS International Strategic Value Fund, respectively. Each fund had no borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker- dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
------------------------------------------------------------------------------------------------------
The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.


                                  POSITION(s) HELD     TRUSTEE/OFFICER PRINCIPAL    OCCUPATIONS & OTHER DIRECTORSHIPS(2)
NAME, DATE OF BIRTH                   WITH FUND                 SINCE(1)                DURING THE PAST FIVE YEARS
-------------------               ----------------     -------------------------    ------------------------------------

INTERESTED TRUSTEES
John W. Ballen(3)             Trustee and President      August 2001 until        Massachusetts Financial Services
(born 09/12/59)                                          February 2004            Company, Chief Executive Officer and
                                                                                  Director (until February 2004)

Robert J. Manning(3)          Trustee and President      February 2004            Massachusetts Financial Services
(born 10/20/63)                                                                   Company, Chief Executive Officer,
                                                                                  President, Chief Investment Officer and
                                                                                  Director

Kevin R. Parke(3)             Trustee                    January 2002 until       Massachusetts Financial Services
(born 12/14/59)                                          February 2004            Company, President, Chief Investment
                                                                                  Officer and Director (until February
                                                                                  2004)

Robert C. Pozen(3)            Trustee                    February 2004            Massachusetts Financial Services
(born 08/08/46)                                                                   Company, Chairman (since February 2004);
                                                                                  Harvard Law School (education), John
                                                                                  Olin Visiting Professor (since July
                                                                                  2002); Secretary of Economic Affairs,
                                                                                  The Commonwealth of Massachusetts
                                                                                  (January 2002 to December 2002);
                                                                                  Fidelity Investments, Vice Chairman
                                                                                  (June 2000 to December 2001); Fidelity
                                                                                  Management & Research Company
                                                                                  (investment adviser), President (March
                                                                                  1997 to July 2001); The Bank of New York
                                                                                  (financial services), Director; Bell
                                                                                  Canada Enterprises (telecommunications),
                                                                                  Director; Telesat (satellite
                                                                                  communications), Director

Jeffrey L. Shames(3)          Trustee                    October 1993 until       Massachusetts Financial Services
(born 06/02/55)                                          February 2004            Company, Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                Chairman                   February 1992            Private investor; KeySpan Corporation
(born 05/01/36)                                                                   (energy related services), Director;
                                                                                  Eastern Enterprises (diversified
                                                                                  services company), Chairman, Trustee and
                                                                                  Chief Executive Officer (until November
                                                                                  2000)

Lawrence H. Cohn, M.D.        Trustee                    August 1993              Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical
                                                                                  School,Professor of Surgery

David H. Gunning              Trustee                    January 2004             Cleveland-Cliffs, Inc. (mining products
(born 05/30/42)                                                                   and service provider), Vice Chairman/
                                                                                  Director (since April 2001); Encinitos
                                                                                  Ventures (private investment company),
                                                                                  Principal (1997 to April 2001); Lincoln
                                                                                  Electric Holdings, Inc. (welding
                                                                                  equipment manufacturer), Director;
                                                                                  Southwest Gas Corporation (natural gas
                                                                                  distribution company), Director

William R. Gutow              Trustee                    December 1993            Private investor and real estate
(born 09/27/41)                                                                   consultant; Capitol Entertainment
                                                                                  Management Company (video franchise),
                                                                                  Vice Chairman

Amy B. Lane                   Trustee                    January 2004             Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                                   Managing Director, Investment Banking
                                                                                  Group (1997 to February 2001); Borders
                                                                                  Group, Inc. (book and music retailer),
                                                                                  Director; Federal Realty Investment
                                                                                  Trust (real estate investment trust),
                                                                                  Trustee

Lawrence T. Perera            Trustee                    July 1981                Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu             Trustee                    August 1982              Private investor; Harvard University
(born 04/10/35)                                                                   Graduate School of Business
                                                                                  Administration, Class of 1961 Adjunct
                                                                                  Professor in Entrepreneurship Emeritus;
                                                                                  CBL & Associates Properties, Inc. (real
                                                                                  estate investment trust), Director

J. Dale Sherratt              Trustee                    August 1993              Insight Resources, Inc. (acquisition
(born 09/23/38)                                                                   planning specialists), President;
                                                                                  Wellfleet Investments (investor in
                                                                                  health care companies), Managing General
                                                                                  Partner (since 1993); Cambridge
                                                                                  Nutraceuticals (professional nutritional
                                                                                  products), Chief Executive Officer
                                                                                  (until May 2001)

Elaine R. Smith               Trustee                    February 1992            Independent health care industry
(born 04/25/46)                                                                   consultant

Ward Smith                    Trustee                    October 1992             Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)          President and Trustee      February 2004            Massachusetts Financial Services
(born 10/20/63)                                                                   Company, Chief Executive Officer,
                                                                                  President, Chief Investment Officer and
                                                                                  Director

John W. Ballen(3)             President and Trustee      August 2001 until        Massachusetts Financial Services
(born 09/12/59)                                          February 2004            Company, Chief Executive Officer and
                                                                                  Director (until February 2004)

James R. Bordewick, Jr.(3)    Assistant Secretary        September 1990           Massachusetts Financial Services
(born 03/06/59)               and Assistant Clerk                                 Company, Senior Vice President and
                                                                                  Associate General Counsel

Stephen E. Cavan(3)           Secretary and Clerk        December 1989 until      Massachusetts Financial Services
(born 11/06/53)                                          March 2004               Company, Senior Vice President, General
                                                                                  Counsel and Secretary (until March 2004)

Stephanie A. DeSisto(3)       Assistant Treasurer        May 2003                 Massachusetts Financial Services
(born 10/01/53)                                                                   Company, Vice President (since April
                                                                                  2003); Brown Brothers Harriman & Co.,
                                                                                  Senior Vice President (November 2002 to
                                                                                  April 2003); ING Groep N.V./Aeltus
                                                                                  Investment Management, Senior Vice
                                                                                  President (prior to November 2002)

Robert R. Flaherty(3)         Assistant Treasurer        August 2000              Massachusetts Financial Services
(born 09/18/63)                                                                   Company, Vice President (since August
                                                                                  2000); UAM Fund Services, Senior Vice
                                                                                  President (prior to August 2000)

Richard M. Hisey(3)           Treasurer                  August 2002              Massachusetts Financial Services
(born 08/29/58)                                                                   Company, Senior Vice President (since
                                                                                  July 2002); The Bank of New York, Senior
                                                                                  Vice President (September 2000 to July
                                                                                  2002); Lexington Global Asset Managers,
                                                                                  Inc., Executive Vice President and Chief
                                                                                  Financial Officer (prior to September
                                                                                  2000); Lexington Funds, Chief Financial
                                                                                  Officer (prior to September 2000)

Ellen Moynihan(3)             Assistant Treasurer        April 1997               Massachusetts Financial Services
(born 11/13/57)                                                                   Company, Vice President

James O. Yost(3)              Assistant Treasurer        September 1990           Massachusetts Financial Services
(born 06/12/60)                                                                   Company, Senior Vice President

----------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicatedotherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
David R. Mannheim
Barnaby Weiner

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(c)2004 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INCV-SEM 5/04 100

MFS(R) Mutual Funds

SEMIANNUAL REPORT 3/31/04


MFS(R) TOTAL RETURN FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TOTAL RETURN FUND

The fund seeks above-average income (compared to a portfolio entirely invested in stocks) consistent with the prudent employment of capital. The fund also seeks to provide reasonable opportunities for growth of capital and income.

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              38
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     57
----------------------------------------------------
TRUSTEES AND OFFICERS                             70
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       74
----------------------------------------------------
CONTACT INFORMATION                               75

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period that ended March 31, 2004. The release of increasingly positive economic numbers as the period progressed, particularly with regard to corporate earnings and GDP (gross domestic product) growth, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for some time, had also begun to accelerate. Another driver of the equity rally, in our view, was the U.S. Federal Reserve Board's decision to leave interest rates at a four-decade low throughout the period. While energy prices rose late in the period, core inflation - excluding volatile food and energy prices - remained very low relative to historical averages.

This fund normally invests 55% to 60% of its assets in value-oriented stocks and the balance in higher-quality bonds. The fund ended the period on March 31, 2004 with a 57.8% allocation to stocks.

CONTRIBUTORS TO PERFORMANCE

As a value-oriented portfolio, the fund has usually been underweighted in technology stocks relative to the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). Generally speaking, a majority of technology stocks have tended to fall into a growth stock universe. When technology stocks, which were market leaders for most of the reporting period, slipped back in March 2004, the fund's underweighting in those stocks worked in our favor. Stock selection in technology also contributed to fund returns. The fund's underweighting in Microsoft helped relative returns because the company underperformed both the technology sector and the broad market. Intel was another underweighted position that contributed to relative returns. The fund's Intel position was sold when the stock reached our price target.

-----------------------------------------------
TOP 5 EQUITY SECTOR WEIGHTINGS
AS PERCENT OF EQUITY HOLDINGS
AS OF 3/31/04

FINANCIAL SERVICES                        26.8%
-----------------------------------------------
UTILITIES & COMMUNICATIONS                12.4%
-----------------------------------------------
ENERGY                                    11.3%
-----------------------------------------------
HEALTH CARE                               10.7%
-----------------------------------------------
LEISURE                                    8.0%
-----------------------------------------------
The portfolio is actively managed, and current
weightings may be different.
-----------------------------------------------

The fund's overweighting in basic materials and, to a lesser extent, stock selection within the sector contributed to relative returns for the period. As the global economy improved, the demand for commodities such as metals, chemicals, and industrial gases rose. Those demand increases improved the outlook for revenues for most basic materials companies and helped stocks in the group outperform the S&P 500.

An overweighting in the energy sector also helped fund returns. Tensions in the Middle East, lowered estimates of oil reserves by some of the major oil companies, and underinvestment in exploration combined to limit supply. Energy prices rose significantly, helping stocks in the sector.

Individual stocks in other sectors that helped lift fund returns included FleetBoston Financial and AT&T Wireless. Both companies were the subjects of buyout offers during the period. FleetBoston's stock price rose sharply when Bank of America announced a $47 billion takeover bid for the company. The stock price of AT&T Wireless soared when the company became the target of a bidding war that was won by Cingular Wireless. The fund also benefited from being underweighted in General Electric, which underperformed the market. We chose to invest more heavily in other companies that we thought offered better value and stronger earnings potential.

Our relative overweighting in corporate bonds and in Treasury Inflation Protected Securities (TIPs) helped the fixed-income portion of the fund outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index. (The principal value and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was one of the primary detractors from fund performance. Our holding in cable operator Comcast performed poorly after the firm made a bid to acquire Disney. Our holdings in companies that depend on advertising revenues, such as broadcasters and newspapers, also underperformed the market.

Individual stocks in other sectors that detracted from relative returns included AT&T Corporation and Mellon Financial. AT&T continued to struggle with deteriorating pricing of its long-distance services for businesses. The company was forced to cut prices as competition increased. Those price reductions cut into the firm's revenues. Mellon reported disappointing earnings in 2003.

Not owning cellular technology firm QUALCOMM and insurer American
International Group (AIG) also hurt the portfolio's relative performance. Although both stocks are part of the S&P 500, we did not view these companies as appropriate for the fund's value-oriented strategy.

The fund's cash position was another detractor from relative performance. As with nearly all mutual funds, this fund holds some cash to facilitate transactions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Standard & Poor's 500 Stock Index, which has no cash position.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro on behalf of the MFS Total Return investment team

Note to Shareholders: Lisa B. Nurme announced her retirement from MFS effective on or about May 31, 2004.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------

                 Class
   Share       inception
   class         date        6-mo      1-yr       3-yr       5-yr     10-yr
----------------------------------------------------------------------------
     A        10/06/1970      --        22.77%      4.97%     6.54%   10.40%
----------------------------------------------------------------------------
     B         8/23/1993      --        22.01%      4.28%     5.86%    9.64%
----------------------------------------------------------------------------
     C         8/1/1994       --        22.01%      4.28%     5.85%    9.68%
----------------------------------------------------------------------------
     I         1/2/1997       --        23.20%      5.31%     6.90%   10.67%
----------------------------------------------------------------------------
    R1        12/31/2002      --        22.49%      4.91%     6.51%   10.38%
----------------------------------------------------------------------------
    R2        10/31/2003      --        22.37%      4.38%     5.92%    9.67%
----------------------------------------------------------------------------
   529A        7/31/2002      --        22.42%      4.77%     6.42%   10.33%
----------------------------------------------------------------------------
   529B        7/31/2002      --        21.63%      4.14%     5.78%    9.60%
----------------------------------------------------------------------------
   529C        7/31/2002      --        21.63%      4.15%     5.78%    9.60%
----------------------------------------------------------------------------

---------------------
Average annual
---------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average balanced fund+        9.97%     23.88%      2.93%     2.50%    8.64%
----------------------------------------------------------------------------
Standard & Poor's 500
Stock Index#                 14.07%     35.11%      0.63%    -1.20%   11.68%
----------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index#                   2.98%      5.40%      7.44%     7.29%    7.54%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

---------------------
Average annual
with sales charge
---------------------

   Share
   class                     6-mo      1-yr       3-yr       5-yr     10-yr

----------------------------------------------------------------------------
     A                        --        16.94%      3.28%     5.51%    9.86%
----------------------------------------------------------------------------
     B                        --        18.01%      3.35%     5.54%    9.64%
----------------------------------------------------------------------------
     C                        --        21.01%      4.28%     5.85%    9.68%
----------------------------------------------------------------------------
   529A                       --        16.61%      3.08%     5.39%    9.80%
----------------------------------------------------------------------------
   529B                       --        17.63%      3.21%     5.46%    9.60%
----------------------------------------------------------------------------
   529C                       --        20.63%      4.15%     5.78%    9.60%
----------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

---------------------
Cumulative without
sales charge
---------------------

----------------------------------------------------------------------------
     A                      10.09%      22.77%     15.67%    37.30%  168.95%
----------------------------------------------------------------------------
     B                       9.74%      22.01%     13.38%    32.95%  150.96%
----------------------------------------------------------------------------
     C                       9.70%      22.01%     13.41%    32.91%  151.87%
----------------------------------------------------------------------------
     I                      10.28%      23.20%     16.80%    39.61%  175.73%
----------------------------------------------------------------------------
    R1                      10.00%      22.49%     15.46%    37.04%  168.46%
----------------------------------------------------------------------------
    R2                      10.06%      22.37%     13.72%    33.34%  151.69%
----------------------------------------------------------------------------
   529A                      9.97%      22.42%     14.99%    36.49%  167.38%
----------------------------------------------------------------------------
   529B                      9.61%      21.63%     12.95%    32.44%  149.99%
----------------------------------------------------------------------------
   529C                      9.57%      21.63%     12.96%    32.45%  150.02%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) - is a commonly used measure of the broad U.S. stock market.

LEHMAN BROTHERS AGGREGATE BOND INDEX - is a measure of the U.S.
bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase, reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for I, R1, and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for C, R2 and 529B and 529C shares includes the performance of the fund's Class B shares for periods prior to their offering.

Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the intial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) -3/31/04
-----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 57.8%
-----------------------------------------------------------------------------------------------
ISSUER                                                               SHARES             $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 53.0%
-----------------------------------------------------------------------------------------------
Aerospace - 1.5%
-----------------------------------------------------------------------------------------------
Alliant Techsystems, Inc.^*                                          90,000          $4,896,000
-----------------------------------------------------------------------------------------------
EDO Corp.^                                                           75,000           1,806,000
-----------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                             2,410,390         110,010,200
-----------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                              433,920          42,706,406
-----------------------------------------------------------------------------------------------
United Defense Industries, Inc.^*                                   125,000           3,973,750
-----------------------------------------------------------------------------------------------
                                                                                   $163,392,356
-----------------------------------------------------------------------------------------------
Airlines - 0.1%
-----------------------------------------------------------------------------------------------
Southwest Airlines Co.                                              771,100         $10,957,331
-----------------------------------------------------------------------------------------------

Alcoholic Beverages - 0%
-----------------------------------------------------------------------------------------------
Constellation Brands, Inc., "A"^*                                    70,000          $2,247,000
-----------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.2%
-----------------------------------------------------------------------------------------------
Kellwood Co.                                                        100,000          $3,925,000
-----------------------------------------------------------------------------------------------
Polo Ralph Lauren Corp.^                                            140,000           4,799,200
-----------------------------------------------------------------------------------------------
Reebok International Ltd.                                           334,200          13,819,170
-----------------------------------------------------------------------------------------------
                                                                                    $22,543,370
-----------------------------------------------------------------------------------------------
Automotive - 0.1%
-----------------------------------------------------------------------------------------------
Autoliv, Inc.^                                                       60,000          $2,460,000
-----------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.*                                  150,000           2,308,500
-----------------------------------------------------------------------------------------------
TRW Automotive Holdings Corp.^*                                     112,000           2,438,240
-----------------------------------------------------------------------------------------------
                                                                                     $7,206,740
-----------------------------------------------------------------------------------------------
Banks & Credit Companies - 9.9%
-----------------------------------------------------------------------------------------------
American Express Co.                                                857,300         $44,451,005
-----------------------------------------------------------------------------------------------
Astoria Financial Corp.                                             110,000           4,183,300
-----------------------------------------------------------------------------------------------
Bank of America Corp.^                                            1,141,600          92,446,768
-----------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                                          320,700          10,102,050
-----------------------------------------------------------------------------------------------
Bank One Corp.                                                    1,483,100          80,858,612
-----------------------------------------------------------------------------------------------
Banknorth Group, Inc.^                                              115,000           3,914,600
-----------------------------------------------------------------------------------------------
Charter One Financial, Inc.                                         115,000           4,066,400
-----------------------------------------------------------------------------------------------
Citigroup, Inc.                                                   4,671,233         241,502,746
-----------------------------------------------------------------------------------------------
Fannie Mae                                                          903,630          67,184,891
-----------------------------------------------------------------------------------------------
First Tennessee National Corp.^                                     100,000           4,770,000
-----------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                       3,241,238         145,531,586
-----------------------------------------------------------------------------------------------
Freddie Mac                                                         577,500          34,107,150
-----------------------------------------------------------------------------------------------
GreenPoint Financial Corp.                                          100,000           4,371,000
-----------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                             517,340          21,702,413
-----------------------------------------------------------------------------------------------
Mellon Financial Corp.                                            3,697,270         115,687,578
-----------------------------------------------------------------------------------------------
Mercantile Bankshares Corp.                                          90,000           3,867,300
-----------------------------------------------------------------------------------------------
National Commerce Financial Corp.^                                  140,000           4,005,400
-----------------------------------------------------------------------------------------------
NetBank, Inc.^                                                      300,000           3,663,000
-----------------------------------------------------------------------------------------------
New York Community Bancorp, Inc.^                                   108,399           3,715,918
-----------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                  933,080          51,711,294
-----------------------------------------------------------------------------------------------
Provident Financial Services, Inc.^                                 100,000           1,869,000
-----------------------------------------------------------------------------------------------
South Financial Group, Inc.^                                        110,000           3,254,900
-----------------------------------------------------------------------------------------------
SouthTrust Corp.                                                    369,700          12,259,252
-----------------------------------------------------------------------------------------------
SunTrust Banks, Inc.^                                             1,206,640          84,114,874
-----------------------------------------------------------------------------------------------
TCF Financial Corp.^                                                100,000           5,107,000
-----------------------------------------------------------------------------------------------
U.S. Bancorp^                                                       909,194          25,139,214
-----------------------------------------------------------------------------------------------
                                                                                 $1,073,587,251
-----------------------------------------------------------------------------------------------
Biotechnology - 0.3%
-----------------------------------------------------------------------------------------------
MedImmune, Inc.*                                                    912,400         $21,058,192
-----------------------------------------------------------------------------------------------
Neurocrine Biosciences, Inc.*                                        70,000           4,137,000
-----------------------------------------------------------------------------------------------
Protein Design Labs, Inc.^*                                         125,000           2,977,500
-----------------------------------------------------------------------------------------------
                                                                                    $28,172,692
-----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 1.6%
-----------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                         150,000          $2,617,500
-----------------------------------------------------------------------------------------------
Comcast Holdings Corp., "Special A"*                              3,910,585         109,027,110
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"^*                                     380,100          12,011,160
-----------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                 353,800          11,586,950
-----------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc.                                      110,000           2,957,900
-----------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                2,426,180          40,905,395
-----------------------------------------------------------------------------------------------
                                                                                   $179,106,015
-----------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.1%
-----------------------------------------------------------------------------------------------
E*TRADE Financial Corp.*                                            200,000          $2,670,000
-----------------------------------------------------------------------------------------------
Eaton Vance Corp.^                                                  125,000           4,765,000
-----------------------------------------------------------------------------------------------
Federated Investors, Inc., "B"^                                     100,000           3,143,000
-----------------------------------------------------------------------------------------------
Franklin Resources, Inc.^                                           189,960          10,576,973
-----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                           432,300          45,110,505
-----------------------------------------------------------------------------------------------
Janus Capital Group, Inc.^                                          278,200           4,556,916
-----------------------------------------------------------------------------------------------
Legg Mason, Inc.^                                                    25,700           2,384,446
-----------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                      248,500          20,593,195
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                         1,678,069          99,945,790
-----------------------------------------------------------------------------------------------
Morgan Stanley                                                      529,620          30,347,226
-----------------------------------------------------------------------------------------------
Waddell & Reed Financial, Inc., "A"^                                 66,300           1,625,676
-----------------------------------------------------------------------------------------------
                                                                                   $225,718,727
-----------------------------------------------------------------------------------------------
Business Services - 0.1%
-----------------------------------------------------------------------------------------------
Ceridian Corp.*                                                     100,000          $1,971,000
-----------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                  70,000           3,174,500
-----------------------------------------------------------------------------------------------
Volume Services America Holdings, Inc.                              405,000           6,682,500
-----------------------------------------------------------------------------------------------
                                                                                    $11,828,000
-----------------------------------------------------------------------------------------------
Chemicals - 2.4%
-----------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                      677,580         $33,960,310
-----------------------------------------------------------------------------------------------
Dow Chemical Co.                                                    862,120          34,726,194
-----------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                     1,627,580          68,716,428
-----------------------------------------------------------------------------------------------
Lyondell Chemical Co.                                             1,603,650          23,798,166
-----------------------------------------------------------------------------------------------
Monsanto Co.^                                                       970,200          35,577,234
-----------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                906,700          52,860,610
-----------------------------------------------------------------------------------------------
Praxair, Inc.                                                       179,400           6,659,328
-----------------------------------------------------------------------------------------------
                                                                                   $256,298,270
-----------------------------------------------------------------------------------------------
Computer Software - 1.3%
-----------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.^*                                      563,300          $8,303,042
-----------------------------------------------------------------------------------------------
Microsoft Corp.                                                   4,223,460         105,459,796
-----------------------------------------------------------------------------------------------
Network Associates, Inc.*                                         1,372,150          24,698,700
-----------------------------------------------------------------------------------------------
                                                                                   $138,461,538
-----------------------------------------------------------------------------------------------
Computer Software - Systems - 0.6%
-----------------------------------------------------------------------------------------------
Acxiom Corp.^                                                        70,000          $1,537,200
-----------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                               1,685,100          38,487,684
-----------------------------------------------------------------------------------------------
International Business Machines Corp.                               284,500          26,128,480
-----------------------------------------------------------------------------------------------
                                                                                    $66,153,364
-----------------------------------------------------------------------------------------------
Construction - 0%
-----------------------------------------------------------------------------------------------
Pulte Homes, Inc.^                                                   75,000          $4,170,000
-----------------------------------------------------------------------------------------------

Consumer Goods & Services - 1.3%
-----------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                              1,602,330        $101,107,023
-----------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                           1,905,200          44,200,640
-----------------------------------------------------------------------------------------------
                                                                                   $145,307,663
-----------------------------------------------------------------------------------------------
Containers - 0.7%
-----------------------------------------------------------------------------------------------
Anchor Glass Container Corp.^                                       150,000          $2,370,000
-----------------------------------------------------------------------------------------------
Owens-Illinois, Inc.*                                             3,047,700          42,728,754
-----------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                    1,567,800          27,577,602
-----------------------------------------------------------------------------------------------
Sonoco Products Co.^                                                110,000           2,670,800
-----------------------------------------------------------------------------------------------
                                                                                    $75,347,156
-----------------------------------------------------------------------------------------------
Electrical Equipment - 1.3%
-----------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                         118,400          $6,770,112
-----------------------------------------------------------------------------------------------
Emerson Electric Co.                                                424,100          25,412,072
-----------------------------------------------------------------------------------------------
General Electric Co.                                              1,351,800          41,256,936
-----------------------------------------------------------------------------------------------
Tyco International Ltd.                                           2,344,100          67,158,465
-----------------------------------------------------------------------------------------------
                                                                                   $140,597,585
-----------------------------------------------------------------------------------------------
Electronics - 0.4%
-----------------------------------------------------------------------------------------------
Agere Systems, Inc., "B"*                                         4,466,200         $13,934,544
-----------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                 80,000           2,376,000
-----------------------------------------------------------------------------------------------
Novellus Systems, Inc.*                                             496,540          15,785,007
-----------------------------------------------------------------------------------------------
Power Integrations, Inc.^*                                          150,000           4,399,500
-----------------------------------------------------------------------------------------------
Vishay Intertechnology, Inc.*                                       108,300           2,311,122
-----------------------------------------------------------------------------------------------
                                                                                    $38,806,173
-----------------------------------------------------------------------------------------------
Energy - Independent - 1.2%
-----------------------------------------------------------------------------------------------
Devon Energy Corp.                                                1,018,090         $59,201,934
-----------------------------------------------------------------------------------------------
EOG Resources, Inc.^                                                129,400           5,938,166
-----------------------------------------------------------------------------------------------
Newfield Exploration Co.*                                           287,500          13,779,875
-----------------------------------------------------------------------------------------------
Tom Brown, Inc.^*                                                   120,000           4,512,000
-----------------------------------------------------------------------------------------------
Unocal Corp.                                                      1,135,810          42,342,997
-----------------------------------------------------------------------------------------------
                                                                                   $125,774,972
-----------------------------------------------------------------------------------------------
Energy - Integrated - 1.3%
-----------------------------------------------------------------------------------------------
Amerada Hess Corp.^                                                  25,000          $1,632,000
-----------------------------------------------------------------------------------------------
ChevronTexaco Corp.                                                 184,300          16,177,854
-----------------------------------------------------------------------------------------------
ConocoPhillips                                                      603,500          42,130,335
-----------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                 1,978,448          82,283,652
-----------------------------------------------------------------------------------------------
                                                                                   $142,223,841
-----------------------------------------------------------------------------------------------
Entertainment - 1.1%
-----------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                 2,920,200        $114,501,042
-----------------------------------------------------------------------------------------------

Food & Drug Stores - 0.6%
-----------------------------------------------------------------------------------------------
Kroger Co.*                                                       1,925,010         $32,032,166
-----------------------------------------------------------------------------------------------
Rite Aid Corp.^*                                                  5,528,600          30,075,584
-----------------------------------------------------------------------------------------------
                                                                                    $62,107,750
-----------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.0%
-----------------------------------------------------------------------------------------------
Archer Daniels Midland Co.^                                       2,681,835         $45,242,556
-----------------------------------------------------------------------------------------------
Coca-Cola Co.                                                       420,700          21,161,210
-----------------------------------------------------------------------------------------------
Dean Foods Co.^*                                                     65,000           2,171,000
-----------------------------------------------------------------------------------------------
Del Monte Foods Co.^*                                               250,000           2,812,500
-----------------------------------------------------------------------------------------------
General Mills, Inc.                                                 771,400          36,008,952
-----------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                      948,900          35,384,481
-----------------------------------------------------------------------------------------------
Kellogg Co.^                                                        903,000          35,433,720
-----------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        80,550           4,337,618
-----------------------------------------------------------------------------------------------
Sara Lee Corp.^                                                   1,415,810          30,949,607
-----------------------------------------------------------------------------------------------
Smithfield Foods, Inc.^*                                             65,300           1,770,936
-----------------------------------------------------------------------------------------------
Tyson Foods, Inc., "A"^                                             255,900           4,618,995
-----------------------------------------------------------------------------------------------
                                                                                   $219,891,575
-----------------------------------------------------------------------------------------------
Forest & Paper Products - 0.6%
-----------------------------------------------------------------------------------------------
Boise Cascade Corp.^                                                140,000          $4,851,000
-----------------------------------------------------------------------------------------------
Bowater, Inc.^                                                      714,700          31,182,361
-----------------------------------------------------------------------------------------------
International Paper Co.                                             642,300          27,143,598
-----------------------------------------------------------------------------------------------
                                                                                    $63,176,959
-----------------------------------------------------------------------------------------------
Gaming & Lodging - 0.2%
-----------------------------------------------------------------------------------------------
Hilton Hotels Corp.                                                 837,500         $13,609,375
-----------------------------------------------------------------------------------------------
MGM Mirage^*                                                         80,000           3,627,200
-----------------------------------------------------------------------------------------------
                                                                                    $17,236,575
-----------------------------------------------------------------------------------------------
General Merchandise - 0.1%
-----------------------------------------------------------------------------------------------
Big Lots, Inc.^*                                                    260,000          $3,770,000
-----------------------------------------------------------------------------------------------
Sears, Roebuck & Co.^                                               141,600           6,083,136
-----------------------------------------------------------------------------------------------
                                                                                     $9,853,136
-----------------------------------------------------------------------------------------------
Insurance - 2.8%
-----------------------------------------------------------------------------------------------
AFLAC, Inc.^                                                        182,300          $7,317,522
-----------------------------------------------------------------------------------------------
Allstate Corp.                                                    1,525,200          69,335,592
-----------------------------------------------------------------------------------------------
Chubb Corp.                                                         142,800           9,930,312
-----------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                           1,109,695          70,687,572
-----------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                         110,500           5,116,150
-----------------------------------------------------------------------------------------------
MetLife, Inc.                                                     1,605,770          57,293,874
-----------------------------------------------------------------------------------------------
PMI Group, Inc.                                                      75,000           2,802,000
-----------------------------------------------------------------------------------------------
Safeco Corp.^                                                        94,200           4,066,614
-----------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.^                                      100,000           4,001,000
-----------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., "A"                            3,982,873          68,306,272
-----------------------------------------------------------------------------------------------
UNUMProvident Corp.^                                                130,000           1,901,900
-----------------------------------------------------------------------------------------------
                                                                                   $300,758,808
-----------------------------------------------------------------------------------------------
Leisure & Toys - 0%
-----------------------------------------------------------------------------------------------
Hasbro, Inc.                                                        100,000          $2,175,000
-----------------------------------------------------------------------------------------------

Machinery & Tools - 0.5%
-----------------------------------------------------------------------------------------------
Caterpillar, Inc.^                                                  274,400         $21,696,808
-----------------------------------------------------------------------------------------------
Cummins, Inc.^                                                       25,000           1,461,250
-----------------------------------------------------------------------------------------------
Deere & Co.                                                         235,200          16,301,712
-----------------------------------------------------------------------------------------------
Eaton Corp.                                                         356,600          20,037,354
-----------------------------------------------------------------------------------------------
                                                                                    $59,497,124
-----------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.1%
-----------------------------------------------------------------------------------------------
Apria Healthcare Group, Inc.*                                       817,300         $24,469,962
-----------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                               327,300          22,550,970
-----------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.^*                              90,000           4,953,600
-----------------------------------------------------------------------------------------------
HCA, Inc.                                                           243,200           9,878,784
-----------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*                                             764,300          24,014,306
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.^*                                          3,030,300          33,818,148
-----------------------------------------------------------------------------------------------
                                                                                   $119,685,770
-----------------------------------------------------------------------------------------------
Medical Equipment - 0.5%
-----------------------------------------------------------------------------------------------
Baxter International, Inc.                                        1,250,500         $38,627,945
-----------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                     104,200          10,174,088
-----------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.^*                                       164,050           2,393,490
-----------------------------------------------------------------------------------------------
Guidant Corp.                                                        74,700           4,733,739
-----------------------------------------------------------------------------------------------
                                                                                    $55,929,262
-----------------------------------------------------------------------------------------------
Metals & Mining - 0.2%
-----------------------------------------------------------------------------------------------
Alcoa, Inc.^                                                        570,700         $19,797,583
-----------------------------------------------------------------------------------------------

Natural Gas - Distribution - 0.4%
-----------------------------------------------------------------------------------------------
AGL Resources, Inc.                                                 425,000         $12,333,500
-----------------------------------------------------------------------------------------------
KeySpan Corp.                                                       205,100           7,838,922
-----------------------------------------------------------------------------------------------
National Fuel Gas Co.^                                              246,300           6,058,980
-----------------------------------------------------------------------------------------------
NiSource, Inc.                                                      751,100          15,960,875
-----------------------------------------------------------------------------------------------
                                                                                    $42,192,277
-----------------------------------------------------------------------------------------------
Oil Services - 2.5%
-----------------------------------------------------------------------------------------------
BJ Services Co.*                                                    645,300         $27,922,131
-----------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                               779,150          34,321,558
-----------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                               2,778,760          77,166,165
-----------------------------------------------------------------------------------------------
Noble Corp.*                                                      2,460,730          94,541,247
-----------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                   576,835          36,830,915
-----------------------------------------------------------------------------------------------
Smith International, Inc.^*                                         125,000           6,688,750
-----------------------------------------------------------------------------------------------
                                                                                   $277,470,766
-----------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.1%
-----------------------------------------------------------------------------------------------
Ingram Micro, Inc., "A"^*                                           207,600          $3,757,560
-----------------------------------------------------------------------------------------------
Solectron Corp.^*                                                   655,000           3,622,150
-----------------------------------------------------------------------------------------------
                                                                                     $7,379,710
-----------------------------------------------------------------------------------------------
Pharmaceuticals - 3.6%
-----------------------------------------------------------------------------------------------
Abbott Laboratories                                                 946,800         $38,913,480
-----------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                     281,400          18,825,660
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                                 2,374,400         120,429,568
-----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                 1,095,800          48,423,402
-----------------------------------------------------------------------------------------------
Pfizer, Inc.                                                      1,692,600          59,325,630
-----------------------------------------------------------------------------------------------
Schering-Plough Corp.^                                            2,428,600          39,391,892
-----------------------------------------------------------------------------------------------
Wyeth                                                             1,743,270          65,459,789
-----------------------------------------------------------------------------------------------
                                                                                   $390,769,421
-----------------------------------------------------------------------------------------------
Printing & Publishing - 0.6%
-----------------------------------------------------------------------------------------------
Bowne & Co., Inc.                                                   140,000          $2,394,000
-----------------------------------------------------------------------------------------------
Interpublic Group of Companies, Inc.^*                              157,000           2,414,660
-----------------------------------------------------------------------------------------------
Lamar Advertising Co.*                                              130,000           5,228,600
-----------------------------------------------------------------------------------------------
Meredith Corp.                                                       50,000           2,528,000
-----------------------------------------------------------------------------------------------
New York Times Co., "A"                                             638,380          28,216,396
-----------------------------------------------------------------------------------------------
Tribune Co.                                                         560,800          28,286,752
-----------------------------------------------------------------------------------------------
                                                                                    $69,068,408
-----------------------------------------------------------------------------------------------
Railroad & Shipping - 0.8%
-----------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                  920,510         $28,996,065
-----------------------------------------------------------------------------------------------
CSX Corp.^                                                          110,000           3,331,900
-----------------------------------------------------------------------------------------------
Union Pacific Corp.                                                 896,920          53,653,754
-----------------------------------------------------------------------------------------------
                                                                                    $85,981,719
-----------------------------------------------------------------------------------------------
Real Estate - 0.6%
-----------------------------------------------------------------------------------------------
American Financial Realty Trust                                     130,000          $2,203,500
-----------------------------------------------------------------------------------------------
Annaly Mortgage Management, Inc.^                                   210,300           4,111,365
-----------------------------------------------------------------------------------------------
Boston Properties, Inc.^                                            120,000           6,517,200
-----------------------------------------------------------------------------------------------
Camden Property Trust^                                              100,000           4,495,000
-----------------------------------------------------------------------------------------------
CBL & Associates Properties, Inc.^                                   75,000           4,600,500
-----------------------------------------------------------------------------------------------
Developers Diversified Realty Corp.^                                100,000           4,040,000
-----------------------------------------------------------------------------------------------
Equity Residential                                                  300,000           8,955,000
-----------------------------------------------------------------------------------------------
General Growth Properties, Inc.^                                    100,000           3,515,000
-----------------------------------------------------------------------------------------------
Hospitality Properties Trust^                                        79,000           3,665,600
-----------------------------------------------------------------------------------------------
iStar Financial, Inc.                                                85,000           3,595,500
-----------------------------------------------------------------------------------------------
Maguire Properties, Inc.^                                            95,000           2,432,000
-----------------------------------------------------------------------------------------------
Regency Centers Corp.^                                              100,000           4,673,000
-----------------------------------------------------------------------------------------------
Simon Property Group, Inc.^                                         100,000           5,844,000
-----------------------------------------------------------------------------------------------
SL Green Realty Corp.                                               150,000           7,155,000
-----------------------------------------------------------------------------------------------
                                                                                    $65,802,665
-----------------------------------------------------------------------------------------------
Restaurants - 0.4%
-----------------------------------------------------------------------------------------------
ARAMARK Corp., "B"                                                  418,100         $11,460,121
-----------------------------------------------------------------------------------------------
Darden Restaurants, Inc.^                                           150,000           3,718,500
-----------------------------------------------------------------------------------------------
McDonald's Corp.                                                    841,510          24,041,941
-----------------------------------------------------------------------------------------------
                                                                                    $39,220,562
-----------------------------------------------------------------------------------------------
Specialty Chemicals - 0%
-----------------------------------------------------------------------------------------------
Georgia Gulf Corp.^                                                 125,000          $3,768,750
-----------------------------------------------------------------------------------------------

Specialty Stores - 0.5%
-----------------------------------------------------------------------------------------------
Circuit City Stores, Inc.^                                          350,000          $3,955,000
-----------------------------------------------------------------------------------------------
Home Depot, Inc.                                                    694,510          25,946,894
-----------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.^                                               160,000           3,792,000
-----------------------------------------------------------------------------------------------
TJX Cos., Inc.                                                      632,530          15,534,937
-----------------------------------------------------------------------------------------------
                                                                                    $49,228,831
-----------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.2%
-----------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.*                                     1,316,039         $17,911,291
-----------------------------------------------------------------------------------------------
Crown Castle International Corp.*                                   250,000           3,157,500
-----------------------------------------------------------------------------------------------
SpectraSite, Inc.^*                                                 163,000           6,047,300
-----------------------------------------------------------------------------------------------
                                                                                    $27,116,091
-----------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.3%
-----------------------------------------------------------------------------------------------
Avaya, Inc.^*                                                       140,000          $2,223,200
-----------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                914,500          21,509,040
-----------------------------------------------------------------------------------------------
Motorola, Inc.^                                                     613,200          10,792,320
-----------------------------------------------------------------------------------------------
                                                                                    $34,524,560
-----------------------------------------------------------------------------------------------
Telephone Services - 3.7%
-----------------------------------------------------------------------------------------------
AT&T Corp.^                                                       1,380,460         $27,015,602
-----------------------------------------------------------------------------------------------
IDT Corp., "B"^*                                                    250,000           5,037,500
-----------------------------------------------------------------------------------------------
SBC Communications, Inc.                                          2,868,078          70,382,634
-----------------------------------------------------------------------------------------------
Sprint Corp. (FON Group)                                          7,290,020         134,355,069
-----------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                      4,639,094         169,512,495
-----------------------------------------------------------------------------------------------
                                                                                   $406,303,300
-----------------------------------------------------------------------------------------------
Tobacco - 0.8%
-----------------------------------------------------------------------------------------------
Altria Group, Inc.                                                1,659,700         $90,370,665
-----------------------------------------------------------------------------------------------

Trucking - 0%
-----------------------------------------------------------------------------------------------
Werner Enterprises, Inc.^                                           115,000          $2,179,250
-----------------------------------------------------------------------------------------------

Utilities - Electric - 2.4%
-----------------------------------------------------------------------------------------------
Calpine Corp.*                                                    8,293,365         $38,730,015
-----------------------------------------------------------------------------------------------
Cinergy Corp.^                                                      636,870          26,041,614
-----------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                            129,900           8,352,570
-----------------------------------------------------------------------------------------------
Energy East Corp.^                                                  481,900          12,220,984
-----------------------------------------------------------------------------------------------
Entergy Corp.                                                       686,270          40,833,065
-----------------------------------------------------------------------------------------------
Exelon Corp.                                                        258,200          17,782,234
-----------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                   417,950          16,333,486
-----------------------------------------------------------------------------------------------
NSTAR                                                               148,900           7,552,208
-----------------------------------------------------------------------------------------------
PPL Corp.^                                                          786,240          35,852,544
-----------------------------------------------------------------------------------------------
TXU Corp.                                                         2,154,040          61,734,786
-----------------------------------------------------------------------------------------------
                                                                                   $265,433,506
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                $5,759,321,109
-----------------------------------------------------------------------------------------------

Foreign Stocks - 4.8%
-----------------------------------------------------------------------------------------------
Australia - 0.2%
-----------------------------------------------------------------------------------------------
News Corp. Ltd., ADR (Broadcast & Cable TV)^                        638,100         $20,234,151
-----------------------------------------------------------------------------------------------

Bermuda - 0.2%
-----------------------------------------------------------------------------------------------
Ace Ltd. (Insurance)                                                 50,000          $2,133,000
-----------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., "A" (Machinery & Tools)                    325,100          21,993,015
-----------------------------------------------------------------------------------------------
                                                                                    $24,126,015
-----------------------------------------------------------------------------------------------
Brazil - 0%
-----------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                     2,700            $148,230
-----------------------------------------------------------------------------------------------

Canada - 0.8%
-----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)^                                506,000         $21,818,720
-----------------------------------------------------------------------------------------------
Finning International, Inc. (Machinery & Tools)                      87,900           1,992,619
-----------------------------------------------------------------------------------------------
Magna International, Inc. (Automotive)                              513,300          40,653,360
-----------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*            2,695,100          16,008,894
-----------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                         55,000           3,243,350
-----------------------------------------------------------------------------------------------
                                                                                    $83,716,943
-----------------------------------------------------------------------------------------------
France - 0.3%
-----------------------------------------------------------------------------------------------
Total S.A., ADR (Energy - Integrated)^                              414,520         $38,135,840
-----------------------------------------------------------------------------------------------

Netherlands - 0.2%
-----------------------------------------------------------------------------------------------
Unilever N.V., ADR (Food & Non-Alcoholic Beverages)                 279,000         $19,373,760
-----------------------------------------------------------------------------------------------

Switzerland - 1.0%
-----------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)^                                      864,760         $36,712,636
-----------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                  394,280          38,502,387
-----------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                             322,900          23,543,863
-----------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                   203,224          15,090,454
-----------------------------------------------------------------------------------------------
                                                                                   $113,849,340
-----------------------------------------------------------------------------------------------
United Kingdom - 2.1%
-----------------------------------------------------------------------------------------------
BHP Billiton PLC (Metals & Mining)                                1,121,800         $10,240,506
-----------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                 2,387,571         122,243,635
-----------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)*                                   746,900           9,746,148
-----------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                         4,731,690          41,931,162
-----------------------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications - Wireless)*               5,842,300          13,843,803
-----------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR
(Telecommunications - Wireless)^                                  1,044,101          24,954,014
-----------------------------------------------------------------------------------------------
                                                                                   $222,959,268
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $522,543,547
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,392,011,398)                                   $6,281,864,656
-----------------------------------------------------------------------------------------------

Bonds - 38.0%
-----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Bonds - 36.5%
-----------------------------------------------------------------------------------------------
Aerospace - 0.5%
-----------------------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 6.4%, 2011##                             $9,873         $10,957,638
-----------------------------------------------------------------------------------------------
Boeing Capital Corp., 6.5%, 2012                                     22,280          25,112,947
-----------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.75%, 2031                                  12,400          15,407,533
-----------------------------------------------------------------------------------------------
                                                                                    $51,478,118
-----------------------------------------------------------------------------------------------
Airlines - 0.1%
-----------------------------------------------------------------------------------------------
Continental Airlines, Inc., 6.648%, 2017                             $7,431          $7,270,945
-----------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.256%, 2020                              5,122           5,200,121
-----------------------------------------------------------------------------------------------
Jet Equipment Trust, 11.44%, 2014##**                                 4,700              23,500
-----------------------------------------------------------------------------------------------
                                                                                    $12,494,566
-----------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.1%
-----------------------------------------------------------------------------------------------
Miller Brewing Co., 5.5%, 2013##                                    $13,834         $14,706,621
-----------------------------------------------------------------------------------------------

Asset Backed & Securitized - 2.3%
-----------------------------------------------------------------------------------------------
Americredit Automobile Receivables Trust, 2.18%, 2008               $11,932         $11,947,512
-----------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc.,
6.8%, 2008                                                            7,850           8,345,702
-----------------------------------------------------------------------------------------------
Blackrock Capital Finance LP, 7.75%, 2026##                           2,508           2,513,954
-----------------------------------------------------------------------------------------------
Capital One Auto Finance Trust, 4.79%, 2009                          17,762          18,510,711
-----------------------------------------------------------------------------------------------
Certificates Funding Corp., 6.716%, 2004##                           21,790          21,922,392
-----------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.,
6.39%, 2008                                                          10,029          11,327,728
-----------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp.,
7.543%, 2032                                                          2,796           3,127,293
-----------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp., 6%, 2017                                1,581           1,584,102
-----------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, 6.65%, 2008                     17,900          19,435,102
-----------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, 8%, 2030                         10,161          10,273,958
-----------------------------------------------------------------------------------------------
CPS Auto Receivables Trust, 2.89%, 2009                               1,466           1,475,313
-----------------------------------------------------------------------------------------------
CRIIMI MAE CMBS Corp., 6.701%, 2008##                                 4,350           4,674,490
-----------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust, 7%, 2033##                      5,500           6,038,440
-----------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031              11,916          13,185,873
-----------------------------------------------------------------------------------------------
First Union-Lehman Brothers Bank of America, 6.56%, 2035             15,000          16,940,858
-----------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage, 7.38%, 2029         10,000          11,146,779
-----------------------------------------------------------------------------------------------
Goldman Sachs Mortgage Securities Corp. II, 6.06%, 2030               7,073           7,388,543
-----------------------------------------------------------------------------------------------
J.P. Morgan Commercial Mortgage Finance Corp., 6.613%, 2030           4,018           4,501,528
-----------------------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 6.78%, 2031                    20,000          22,989,738
-----------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., 6.39%, 2030                   9,840          10,794,077
-----------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 0.8165%, 2030##                     357,535           9,831,223
-----------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., 6.337%, 2031                         15,076          16,884,492
-----------------------------------------------------------------------------------------------
Multi-Family Capital Access One, Inc., 6.65%, 2024                    3,567           4,049,659
-----------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., 7%, 2028                            2,065           2,071,837
-----------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., 3.8%, 2030                 5,344           5,326,436
-----------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, 6%, 2016                   1,645           1,649,424
-----------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, 6%, 2017                7,541           7,674,874
-----------------------------------------------------------------------------------------------
                                                                                   $255,612,038
-----------------------------------------------------------------------------------------------
Automotive - 0.8%
-----------------------------------------------------------------------------------------------
DaimlerChrysler North America Holdings, 4.05%, 2008                 $10,000         $10,106,550
-----------------------------------------------------------------------------------------------
DaimlerChrysler North America Holdings, 6.5%, 2013                    8,865           9,587,985
-----------------------------------------------------------------------------------------------
Ford Motor Co., 7.45%, 2031                                          21,516          21,487,448
-----------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7.875%, 2010                                   4,200           4,699,636
-----------------------------------------------------------------------------------------------
Ford Motor Credit Co., 7%, 2013                                       5,948           6,276,704
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.36%, 2004                         15,046          15,230,569
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875%, 2011                         8,701           9,439,811
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8%, 2031                             5,883           6,511,622
-----------------------------------------------------------------------------------------------
General Motors Corp., 7.2%, 2011                                      2,252           2,468,046
-----------------------------------------------------------------------------------------------
                                                                                    $85,808,371
-----------------------------------------------------------------------------------------------
Banks & Credit Companies - 1.6%
-----------------------------------------------------------------------------------------------
Abbey National Capital Trust I, 8.963%, 2030                         $9,960         $13,491,149
-----------------------------------------------------------------------------------------------
Bank of America Corp., 7.4%, 2011                                    25,548          30,665,980
-----------------------------------------------------------------------------------------------
Citigroup, Inc., 7.25%, 2010                                         18,039          21,483,764
-----------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 4.625%, 2008                       21,460          22,747,171
-----------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp., 6.125%, 2011                        5,083           5,677,711
-----------------------------------------------------------------------------------------------
Natexis AMBS Co. LLC, 8.44%, 2008                                     5,000           5,957,460
-----------------------------------------------------------------------------------------------
Popular North America, Inc., 4.25%, 2008                              9,579           9,936,488
-----------------------------------------------------------------------------------------------
RBS Capital Trust II, 6.425%, 2049                                    8,870           9,423,178
-----------------------------------------------------------------------------------------------
Socgen Real Estate Co. LLC, 7.64%, 2049##                            16,307          18,738,928
-----------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust II, 9.2%, 2049##                   11,444          14,558,828
-----------------------------------------------------------------------------------------------
Wells Fargo Bank NA, 6.45%, 2011                                     20,780          23,896,709
-----------------------------------------------------------------------------------------------
                                                                                   $176,577,366
-----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.4%
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.75%, 2010                               $11,539         $13,768,554
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., 7.125%, 2012                                1,460           1,688,877
-----------------------------------------------------------------------------------------------
TCI Communications Financing III, 9.65%, 2027                        23,129          28,006,675
-----------------------------------------------------------------------------------------------
                                                                                    $43,464,106
-----------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.4%
-----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.7%, 2012                               $12,635         $13,673,660
-----------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7.75%, 2005                           6,149           6,438,876
-----------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 8.25%, 2007                           8,368           9,790,602
-----------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc., 6.1%, 2006                               14,941          16,158,841
-----------------------------------------------------------------------------------------------
                                                                                    $46,061,979
-----------------------------------------------------------------------------------------------
Building - 0.1%
-----------------------------------------------------------------------------------------------
CRH America, Inc., 6.95%, 2012                                       $8,021          $9,305,876
-----------------------------------------------------------------------------------------------

Chemicals - 0.1%
-----------------------------------------------------------------------------------------------
Dow Chemical Co., 5.75%, 2008                                        $7,310          $8,032,520
-----------------------------------------------------------------------------------------------

Conglomerates - 0.2%
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., 7.5%, 2005                          $12,300         $13,124,186
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75%, 2007                           3,073           3,665,600
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.85%, 2007                           3,572           4,211,488
-----------------------------------------------------------------------------------------------
General Electric Capital Corp., 6.75%, 2032                           2,976           3,438,947
-----------------------------------------------------------------------------------------------
                                                                                    $24,440,221
-----------------------------------------------------------------------------------------------
Consumer Cyclical - 0.1%
-----------------------------------------------------------------------------------------------
Cendant Corp., 6.875%, 2006                                         $11,036         $12,152,700
-----------------------------------------------------------------------------------------------
Cendant Corp., 6.25%, 2008                                            3,215           3,562,095
-----------------------------------------------------------------------------------------------
                                                                                    $15,714,795
-----------------------------------------------------------------------------------------------
Defense Electronics - 0.1%
-----------------------------------------------------------------------------------------------
Raytheon Co., 6.15%, 2008                                           $14,808         $16,463,149
-----------------------------------------------------------------------------------------------

Energy - Independent - 0.1%
-----------------------------------------------------------------------------------------------
Devon Financing Corp. ULC, 6.875%, 2011                             $12,068         $13,964,233
-----------------------------------------------------------------------------------------------

Energy - Integrated - 0.1%
-----------------------------------------------------------------------------------------------
Amerada Hess Corp., 7.3%, 2031                                       $3,410          $3,642,252
-----------------------------------------------------------------------------------------------
Phillips Petroleum Co., 8.5%, 2005                                    6,703           7,230,104
-----------------------------------------------------------------------------------------------
                                                                                    $10,872,356
-----------------------------------------------------------------------------------------------
Entertainment - 0.3%
-----------------------------------------------------------------------------------------------
Hearst-Argyle Television, Inc., 7.5%, 2027                           $3,800          $4,471,354
-----------------------------------------------------------------------------------------------
News Media Holdings, Inc., 6.703%, 2004                              12,847          12,916,374
-----------------------------------------------------------------------------------------------
News Media Holdings, Inc., 6.55%, 2033                                1,675           1,776,776
-----------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15%, 2012                        3,471           4,696,138
-----------------------------------------------------------------------------------------------
Time Warner, Inc., 6.875%, 2018                                       3,863           4,336,863
-----------------------------------------------------------------------------------------------
Walt Disney Co., 6.75%, 2006                                          3,127           3,384,974
-----------------------------------------------------------------------------------------------
Walt Disney Co., 6.375%, 2012                                         5,226           5,827,419
-----------------------------------------------------------------------------------------------
                                                                                    $37,409,898
-----------------------------------------------------------------------------------------------
Financial Institutions - 0.3%
-----------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.85%, 2004                            $9,733          $9,838,331
-----------------------------------------------------------------------------------------------
SLM Corp., 4%, 2009                                                   8,262           8,494,369
-----------------------------------------------------------------------------------------------
SLM Corp., 5.375%, 2013                                               8,652           9,229,218
-----------------------------------------------------------------------------------------------
                                                                                    $27,561,918
-----------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0.1%
-----------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.25%, 2012                                       $6,335          $7,102,739
-----------------------------------------------------------------------------------------------

Forest & Paper Products - 0.1%
-----------------------------------------------------------------------------------------------
MeadWestvaco Corp., 6.8%, 2032                                       $4,765          $5,074,482
-----------------------------------------------------------------------------------------------
Weyerhaeuser Co., 6.75%, 2012                                         9,061          10,235,759
-----------------------------------------------------------------------------------------------
                                                                                    $15,310,241
-----------------------------------------------------------------------------------------------
Gaming & Lodging - 0.1%
-----------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 7.125%, 2007                           $5,634          $6,315,714
-----------------------------------------------------------------------------------------------

Insurance - 0.5%
-----------------------------------------------------------------------------------------------
AIG SunAmerica Global Financing II, 7.6%, 2005##                    $10,863         $11,663,288
-----------------------------------------------------------------------------------------------
AIG SunAmerica Institutional Funding II, 5.75%, 2009                  9,589          10,538,311
-----------------------------------------------------------------------------------------------
MetLife, Inc., 6.5%, 2032                                             8,745           9,733,290
-----------------------------------------------------------------------------------------------
Prudential Financial, Inc., 4.5%, 2013                               10,563          10,519,195
-----------------------------------------------------------------------------------------------
Prudential Funding Corp., 6.6%, 2008##                                7,538           8,506,414
-----------------------------------------------------------------------------------------------
                                                                                    $50,960,498
-----------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 0.1%
-----------------------------------------------------------------------------------------------
Fund American Cos., Inc., 5.875%, 2013                               $6,030          $6,333,225
-----------------------------------------------------------------------------------------------
SAFECO Corp., 4.875%, 2010                                            1,490           1,587,339
-----------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.375%, 2033                       3,800           4,032,446
-----------------------------------------------------------------------------------------------
                                                                                    $11,953,010
-----------------------------------------------------------------------------------------------
Machinery & Tools - 0.1%
-----------------------------------------------------------------------------------------------
Kennametal, Inc., 7.2%, 2012                                         $7,519          $8,358,053
-----------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.2%
-----------------------------------------------------------------------------------------------
HCA, Inc., 8.75%, 2010                                               $2,760          $3,305,500
-----------------------------------------------------------------------------------------------
HCA, Inc., 6.95%, 2012                                               10,107          11,023,927
-----------------------------------------------------------------------------------------------
HCA, Inc., 6.25%, 2013                                                2,414           2,515,383
-----------------------------------------------------------------------------------------------
                                                                                    $16,844,810
-----------------------------------------------------------------------------------------------
Mortgage Backed - 13.5%
-----------------------------------------------------------------------------------------------
Fannie Mae, 5.722%, 2009                                            $16,001         $17,598,778
-----------------------------------------------------------------------------------------------
Fannie Mae, 6%, 2012 - 2033                                         220,248         230,217,003
-----------------------------------------------------------------------------------------------
Fannie Mae, 5.5%, 2016 - 2034                                       382,849         393,913,043
-----------------------------------------------------------------------------------------------
Fannie Mae, 5%, 2018 - 2099                                         123,803         126,347,142
-----------------------------------------------------------------------------------------------
Fannie Mae, 4.5%, 2018 - 2018                                        97,584          98,922,380
-----------------------------------------------------------------------------------------------
Fannie Mae, 6.5%, 2028 - 2032                                       145,558         152,946,304
-----------------------------------------------------------------------------------------------
Fannie Mae, 7.5%, 2030 - 2032                                        14,481          15,521,959
-----------------------------------------------------------------------------------------------
Freddie Mac, 6.5%, 2015                                                 139             148,206
-----------------------------------------------------------------------------------------------
Freddie Mac, 5%, 2017 - 2033                                         99,110         100,648,204
-----------------------------------------------------------------------------------------------
Freddie Mac, 4.5%, 2019                                              20,538          20,830,383
-----------------------------------------------------------------------------------------------
Freddie Mac, 5.5%, 2033 - 2034                                       98,315         100,834,309
-----------------------------------------------------------------------------------------------
Freddie Mac, 6%, 2033                                                12,440          12,932,874
-----------------------------------------------------------------------------------------------
Ginnie Mae, 7.5%, 2023 - 2028                                         1,057           1,137,779
-----------------------------------------------------------------------------------------------
Ginnie Mae, 6.5%, 2028 - 2033                                        24,014          25,365,648
-----------------------------------------------------------------------------------------------
Ginnie Mae, 6%, 2031 - 2032                                          58,404          60,952,217
-----------------------------------------------------------------------------------------------
Ginnie Mae, 7%, 2032                                                  8,732           9,300,431
-----------------------------------------------------------------------------------------------
Ginnie Mae, 5.5%, 2032 - 2033                                        94,412          97,198,733
-----------------------------------------------------------------------------------------------
                                                                                 $1,464,815,393
-----------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.2%
-----------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 6.75%, 2011                          $12,006         $13,726,292
-----------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, 7.75%, 2032                            4,181           5,068,329
-----------------------------------------------------------------------------------------------
                                                                                    $18,794,621
-----------------------------------------------------------------------------------------------
Pharmaceuticals - 0%
-----------------------------------------------------------------------------------------------
Wyeth, 6.5%, 2034                                                    $1,584          $1,672,397
-----------------------------------------------------------------------------------------------

Pollution Control - 0.2%
-----------------------------------------------------------------------------------------------
USA Waste Services, Inc., 7%, 2028                                   $5,296          $5,887,796
-----------------------------------------------------------------------------------------------
Waste Management, Inc., 7.375%, 2010                                 13,178          15,526,557
-----------------------------------------------------------------------------------------------
                                                                                    $21,414,353
-----------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
-----------------------------------------------------------------------------------------------
Belo Corp., 7.75%, 2027                                              $5,143          $6,086,910
-----------------------------------------------------------------------------------------------

Real Estate - 0.3%
-----------------------------------------------------------------------------------------------
Boston Properties, Inc., 5%, 2015                                    $2,006          $2,001,892
-----------------------------------------------------------------------------------------------
EOP Operating Ltd. Partnership, 6.8%, 2009                            9,325          10,672,518
-----------------------------------------------------------------------------------------------
Kimco Realty Corp., 6%, 2012                                          1,750           1,926,197
-----------------------------------------------------------------------------------------------
Vornado Realty Trust, 5.625%, 2007                                   15,542          16,940,034
-----------------------------------------------------------------------------------------------
                                                                                    $31,540,641
-----------------------------------------------------------------------------------------------
Retailers - 0.3%
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc., 6.875%, 2009                                 $28,540         $33,493,945
-----------------------------------------------------------------------------------------------

Supermarkets - 0.1%
-----------------------------------------------------------------------------------------------
Kroger Co., 6.75%, 2012                                              $7,000          $8,000,580
-----------------------------------------------------------------------------------------------

Telecommunications - Wireless - 0%
-----------------------------------------------------------------------------------------------
AT&T Corp., 7.35%, 2006                                              $3,877          $4,251,933
-----------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375%, 2006                              625             673,177
-----------------------------------------------------------------------------------------------
                                                                                     $4,925,110
-----------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0.6%
-----------------------------------------------------------------------------------------------
ALLTEL Corp., 7.875%, 2032                                           $5,114          $6,437,698
-----------------------------------------------------------------------------------------------
Citizens Communications Co., 8.5%, 2006                               3,990           4,384,296
-----------------------------------------------------------------------------------------------
Citizens Communications Co., 7.625%, 2008                            14,278          15,026,281
-----------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875%, 2028                                    7,570           7,861,377
-----------------------------------------------------------------------------------------------
Telecom de Puerto Rico, 6.65%, 2006                                   5,862           6,350,955
-----------------------------------------------------------------------------------------------
Verizon New York, Inc., 6.875%, 2012                                 20,657          23,504,237
-----------------------------------------------------------------------------------------------
                                                                                    $63,564,844
-----------------------------------------------------------------------------------------------
U.S. Government Agencies - 4.4%
-----------------------------------------------------------------------------------------------
Fannie Mae, 5.25%, 2007                                            $128,370        $139,469,897
-----------------------------------------------------------------------------------------------
Fannie Mae, 6.625%, 2009 - 2010                                      56,085          65,667,665
-----------------------------------------------------------------------------------------------
Fannie Mae, 5.125%, 2014                                             15,540          16,203,558
-----------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.25%, 2006                                  50,025          50,493,034
-----------------------------------------------------------------------------------------------
Federal Home Loan Bank, 2.875%, 2006                                 19,285          19,688,770
-----------------------------------------------------------------------------------------------
Freddie Mac, 2.875%, 2006                                            47,114          50,862,343
-----------------------------------------------------------------------------------------------
Freddie Mac, 5.5%, 2006                                               8,500           9,670,008
-----------------------------------------------------------------------------------------------
Freddie Mac, 6%, 2011                                                 9,598           9,785,871
-----------------------------------------------------------------------------------------------
Freddie Mac, 4.875%, 2013                                           100,011         104,796,326
-----------------------------------------------------------------------------------------------
SLM Corp., 5%, 2004                                                  13,045          13,178,216
-----------------------------------------------------------------------------------------------
Small Business Administration, 8.8%, 2011                                92              98,851
-----------------------------------------------------------------------------------------------
Small Business Administration, 4.35%, 2023                            2,636           2,636,746
-----------------------------------------------------------------------------------------------
                                                                                   $482,551,285
-----------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 6.5%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.25%, 2010                                    $32,118         $38,503,609
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.25%, 2023                                    144,600         171,932,726
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2031                                    32,583          35,515,470
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.5%, 2005                                     117,900         125,334,883
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.75%, 2005                                     75,000          79,626,000
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 6.875%, 2006                                     9,757          10,822,269
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 7%, 2006                                        96,977         108,477,890
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.375%, 2007                                    22,825          24,415,629
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.625%, 2009                                     5,920           5,870,975
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3%, 2012                                        50,707          57,716,472
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.875%, 2013                                    21,207          21,495,288
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4%, 2014                                        25,280          25,611,800
-----------------------------------------------------------------------------------------------
                                                                                   $705,323,011
-----------------------------------------------------------------------------------------------
Utilities - Electric - 1.5%
-----------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875%, 2013                     $3,000          $3,472,518
-----------------------------------------------------------------------------------------------
DTE Energy Co., 7.05%, 2011                                           6,952           7,962,160
-----------------------------------------------------------------------------------------------
Entergy Mississippi, Inc., 6.2%, 2004                                 5,533           5,551,148
-----------------------------------------------------------------------------------------------
Exelon Generation Co. LLC, 6.95%, 2011                               12,648          14,618,331
-----------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45%, 2011                                        6,229           6,819,702
-----------------------------------------------------------------------------------------------
GG1B Funding Corp., 7.43%, 2011                                       3,070           3,181,193
-----------------------------------------------------------------------------------------------
Gulf States Utilities Co., 8.25%, 2004                                2,781           2,781,000
-----------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 3.5%, 2008                           5,589           5,586,518
-----------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875%, 2012                         2,667           2,882,523
-----------------------------------------------------------------------------------------------
MidAmerican Funding LLC, 6.927%, 2029                                12,485          14,093,380
-----------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75%, 2006                              14,960          16,645,424
-----------------------------------------------------------------------------------------------
Northeast Utilities, 8.58%, 2006                                      3,766           4,062,812
-----------------------------------------------------------------------------------------------
Oncor Electric Delivery Co., 7%, 2032                                13,303          15,183,060
-----------------------------------------------------------------------------------------------
PSEG Power LLC, 6.95%, 2012                                           4,742           5,461,328
-----------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625%, 2031                                          9,549          12,602,044
-----------------------------------------------------------------------------------------------
Pacific Gas & Electric Co., 4.8%, 2014                                6,436           6,466,474
-----------------------------------------------------------------------------------------------
Progress Energy, Inc., 7.1%, 2011                                     3,352           3,877,332
-----------------------------------------------------------------------------------------------
Progress Energy, Inc., 6.85%, 2012                                    9,458          10,818,902
-----------------------------------------------------------------------------------------------
System Energy Resources, Inc., 8.09%, 2017                            7,146           8,180,956
-----------------------------------------------------------------------------------------------
TXU Energy Co., 7%, 2013                                              3,390           3,884,842
-----------------------------------------------------------------------------------------------
Toledo Edison Co., 7.875%, 2004                                       5,783           5,895,774
-----------------------------------------------------------------------------------------------
                                                                                   $160,027,421
-----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                 $3,969,023,707
-----------------------------------------------------------------------------------------------

Foreign Bonds - 1.5%
-----------------------------------------------------------------------------------------------
Canada - 0.2%
-----------------------------------------------------------------------------------------------
Hydro-Quebec, 6.3%, 2011 (Government Agencies - Other)              $16,520         $19,089,339
-----------------------------------------------------------------------------------------------
Telus Corp., 8%, 2011 (Telecommunications - Wireline)                 5,000           6,023,050
-----------------------------------------------------------------------------------------------
                                                                                    $25,112,389
-----------------------------------------------------------------------------------------------
France - 0.1%
-----------------------------------------------------------------------------------------------
France Telecom S.A., 9%, 2011 (Telecommunications -
Wireline)                                                            $7,417          $9,058,434
-----------------------------------------------------------------------------------------------

Germany - 0.3%
-----------------------------------------------------------------------------------------------
Deutsche Telekom International Finance B.V., 8.75%,
2030 (Telecommunications - Wireline)                                 $8,054         $10,559,052
-----------------------------------------------------------------------------------------------
KFW International Finance, Inc., 4.25%, 2005
(Government Agencies - Other)                                        19,905          20,496,378
-----------------------------------------------------------------------------------------------
                                                                                    $31,055,430
-----------------------------------------------------------------------------------------------

Grand Cayman Islands - 0.1%
-----------------------------------------------------------------------------------------------
DBS Capital Funding Corp., 7.657%, 2049                              $7,327          $8,599,399
-----------------------------------------------------------------------------------------------

Hong Kong - 0.1%
-----------------------------------------------------------------------------------------------
PCCW-HKTC Capital II Ltd., 6%, 2013 (Telecommunications
- Wireline)##                                                        $7,734          $8,220,005
-----------------------------------------------------------------------------------------------

Israel - 0.1%
-----------------------------------------------------------------------------------------------
State of Israel, 4.625%, 2013 (Government Agencies -
Other)                                                               $6,850          $6,711,938
-----------------------------------------------------------------------------------------------

Italy - 0.1%
-----------------------------------------------------------------------------------------------
Republic of Italy, 4.625%, 2005 (Government Agencies -
Other)                                                              $14,395         $14,969,490
-----------------------------------------------------------------------------------------------

Luxembourg - 0.1%
-----------------------------------------------------------------------------------------------
Telecom Italia S.p.A., 5.25%, 2013 (Telecommunications -
Wireline)##                                                         $13,305         $13,720,622
-----------------------------------------------------------------------------------------------

Mexico - 0.2%
-----------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.375%, 2014 (Oil
Services)                                                           $12,054         $13,410,075
-----------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022 (Oil
Services)                                                             1,665           1,923,075
-----------------------------------------------------------------------------------------------
United Mexican States, 8.125%, 2019 (Sovereign)                       3,155           3,746,563
-----------------------------------------------------------------------------------------------
United Mexican States, 8%, 2022 (Sovereign)                           2,355           2,720,025
-----------------------------------------------------------------------------------------------
United Mexican States, 11.5%, 2026 (Sovereign)                        3,000           4,620,000
-----------------------------------------------------------------------------------------------
                                                                                    $26,419,738
-----------------------------------------------------------------------------------------------
United Kingdom - 0.2%
-----------------------------------------------------------------------------------------------
Barclays Bank PLC, 6.86%, 2032 (Banks & Credit
Companies)##                                                         $4,948          $5,547,421
-----------------------------------------------------------------------------------------------
Cadbury Schweppes U.S. Finance, 5.125%, 2013 (Food &
Non-Alcoholic Beverages)##                                           14,302          14,796,163
-----------------------------------------------------------------------------------------------
                                                                                    $20,343,584
-----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                $164,211,029
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,982,688,620)                                    $4,133,234,736
-----------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.4%
-----------------------------------------------------------------------------------------------
ISSUER                                                               SHARES             $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 1.4%
-----------------------------------------------------------------------------------------------
Aerospace - 0.1%
-----------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.25%                                        40,000          $4,135,200
-----------------------------------------------------------------------------------------------

Automotive - 0.1%
-----------------------------------------------------------------------------------------------
Ford Motor Co. Capital Trust II, 6.5%^                              100,000          $5,305,000
-----------------------------------------------------------------------------------------------

Banks & Credit Companies - 0.2%
-----------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.25%                                   31,000          $1,689,500
-----------------------------------------------------------------------------------------------
New York Community Capital Trust V, 6%                               25,000           2,203,750
-----------------------------------------------------------------------------------------------
Sovereign Capital Trust IV, 4.375%^                                 140,000           6,895,000
-----------------------------------------------------------------------------------------------
State Street Corp., 6.75%                                            10,000           2,470,000
-----------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.375%                                     100,000           5,937,500
-----------------------------------------------------------------------------------------------
                                                                                    $19,195,750
-----------------------------------------------------------------------------------------------

Broadcast & Cable TV - 0%
-----------------------------------------------------------------------------------------------
Interpublic Group of Companies, Inc., 5.375%^                        38,000          $2,178,540
-----------------------------------------------------------------------------------------------

Computer Software - Systems - 0%
-----------------------------------------------------------------------------------------------
Electronic Data Systems Corp., 7.625%                               150,000          $2,845,500
-----------------------------------------------------------------------------------------------

Containers - 0.1%
-----------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75%                                         150,000          $5,100,000
-----------------------------------------------------------------------------------------------

Electronics - 0%
-----------------------------------------------------------------------------------------------
Xerox Capital Trust II, 7.5%##                                       40,000          $3,325,000
-----------------------------------------------------------------------------------------------

Energy - Independent - 0%
-----------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.5%                                               75,000          $3,750,000
-----------------------------------------------------------------------------------------------

Insurance - 0.4%
-----------------------------------------------------------------------------------------------
Chubb Corp., 7%                                                     408,200         $11,678,062
-----------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc., 6%                         225,000          13,995,000
-----------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.5%^                            300,000           7,335,000
-----------------------------------------------------------------------------------------------
UNUMProvident, 8.25%                                                 60,000           1,900,800
-----------------------------------------------------------------------------------------------
XL Capital Ltd., 6.5%                                               247,000           6,329,375
-----------------------------------------------------------------------------------------------
                                                                                    $41,238,237
-----------------------------------------------------------------------------------------------
Medical Equipment - 0.1%
-----------------------------------------------------------------------------------------------
Baxter International, Inc., 7%^                                     200,000         $10,800,000
-----------------------------------------------------------------------------------------------

Metals & Mining - 0%
-----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 5.5%##                          4,050          $4,125,938
-----------------------------------------------------------------------------------------------

Natural Gas - Distribution - 0%
-----------------------------------------------------------------------------------------------
Sempra Energy, 8.5%                                                  50,800          $1,483,360
-----------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 0%
-----------------------------------------------------------------------------------------------
El Paso Corp., 9%                                                    24,800            $721,680
-----------------------------------------------------------------------------------------------

Printing & Publishing - 0.1%
-----------------------------------------------------------------------------------------------
Tribune Co., 2%^                                                     50,000          $4,375,000
-----------------------------------------------------------------------------------------------

Specialty Stores - 0%
-----------------------------------------------------------------------------------------------
Toys "R" Us, Inc., 6.25%^                                            60,000          $2,872,800
-----------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.1%
-----------------------------------------------------------------------------------------------
Motorola, Inc., 7%^                                                 307,600         $14,937,056
-----------------------------------------------------------------------------------------------

Utilities - Electric - 0.2%
-----------------------------------------------------------------------------------------------
Calpine Capital Trust, 5.75%^                                        15,000            $732,188
-----------------------------------------------------------------------------------------------
Dominion Resources, Inc., 9.5%                                       75,000           4,212,000
-----------------------------------------------------------------------------------------------
Duke Energy Co., 8%^                                                200,000           3,030,000
-----------------------------------------------------------------------------------------------
Duke Energy Co., 8.25%                                              100,000           1,480,000
-----------------------------------------------------------------------------------------------
TXU Corp., 8.125%^                                                  400,000          15,180,000
-----------------------------------------------------------------------------------------------
                                                                                    $24,634,188
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $151,023,249
-----------------------------------------------------------------------------------------------
Foreign Stocks - 0%
-----------------------------------------------------------------------------------------------
Bermuda - 0%
-----------------------------------------------------------------------------------------------
PartnerRe Ltd., 8% (Insurance)^                                      40,000          $2,184,000
-----------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$141,992,396)                                                                      $153,207,249
-----------------------------------------------------------------------------------------------

Preferred Stock - 0%
-----------------------------------------------------------------------------------------------
Consumer Goods & Services - 0%
-----------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25%                                      80,400          $3,788,850
-----------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $4,021,050)                                  $3,788,850
-----------------------------------------------------------------------------------------------

Convertible Bonds - 1.7%
-----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Bonds - 1.7%
-----------------------------------------------------------------------------------------------
Automotive - 0%
-----------------------------------------------------------------------------------------------
SPX Corp., 0%, 2021                                                  $3,000          $1,931,250
-----------------------------------------------------------------------------------------------

Banks & Credit Companies - 0.1%
-----------------------------------------------------------------------------------------------
BankUnited Financial Corp., 3.125%, 2034##                           $7,700          $8,267,875
-----------------------------------------------------------------------------------------------
GATX Corp., 7.5%, 2007                                                2,000           2,260,000
-----------------------------------------------------------------------------------------------
Navistar International Corp., 4.75%, 2009                             1,500           1,603,125
-----------------------------------------------------------------------------------------------
Providian Financial Corp., 2.75%, 2016                                3,000           3,191,250
-----------------------------------------------------------------------------------------------
                                                                                    $15,322,250
-----------------------------------------------------------------------------------------------

Broadcast & Cable TV - 0.1%
-----------------------------------------------------------------------------------------------
Citadel Broadcasting Corp., 1.875%, 2011                             $2,300          $2,216,625
-----------------------------------------------------------------------------------------------
EchoStar Communications Corp., 5.75%, 2008                            2,000           2,072,500
-----------------------------------------------------------------------------------------------
Interpublic Group of Companies, Inc., 4.5%, 2023##                    2,970           4,495,838
-----------------------------------------------------------------------------------------------
LIN TV Corp., 2.5%, 2033##                                            2,000           2,045,000
-----------------------------------------------------------------------------------------------
                                                                                    $10,829,963
-----------------------------------------------------------------------------------------------
Business Services - 0%
-----------------------------------------------------------------------------------------------
Grey Global Group, Inc., 5%, 2033##                                  $2,000          $2,117,500
-----------------------------------------------------------------------------------------------
School Specialty, Inc., 3.75%, 2023                                   1,960           2,258,900
-----------------------------------------------------------------------------------------------
                                                                                     $4,376,400
-----------------------------------------------------------------------------------------------
Computer Software - 0.1%
-----------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5%, 2007##                  $2,000          $2,500,000
-----------------------------------------------------------------------------------------------
Computer Associates International, Inc., 5%, 2007                     1,000           1,250,000
-----------------------------------------------------------------------------------------------
VERITAS Software Corp., 0.25%, 2013##                                 2,000           1,985,000
-----------------------------------------------------------------------------------------------
                                                                                     $5,735,000
-----------------------------------------------------------------------------------------------
Conglomerates - 0.1%
-----------------------------------------------------------------------------------------------
Tyco International Group S.A., 3.125%, 2023                          $4,000          $5,845,000
-----------------------------------------------------------------------------------------------

Containers - 0%
-----------------------------------------------------------------------------------------------
Sealed Air Corp., 3%, 2033##                                         $3,500          $3,675,000
-----------------------------------------------------------------------------------------------

Electronics - 0.2%
-----------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.5%, 2009                                      $2,000          $2,827,500
-----------------------------------------------------------------------------------------------
Agilent Technologies, Inc., 3%, 2021                                  8,200           9,266,000
-----------------------------------------------------------------------------------------------
Atmel Corp., 0%, 2021                                                 7,000           3,027,500
-----------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 5%, 2008                               1,500           1,621,875
-----------------------------------------------------------------------------------------------
LSI Logic Corp., 4%, 2006                                             1,496           1,467,950
-----------------------------------------------------------------------------------------------
LSI Logic Corp., 4%, 2010                                             3,000           3,420,000
-----------------------------------------------------------------------------------------------
                                                                                    $21,630,825
-----------------------------------------------------------------------------------------------
Energy - Independent - 0%
-----------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.25%, 2010                                        $2,000          $2,147,500
-----------------------------------------------------------------------------------------------
Massey Energy Co., 4.75%, 2023                                        1,400           2,026,500
-----------------------------------------------------------------------------------------------
                                                                                     $4,174,000
-----------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 0%
-----------------------------------------------------------------------------------------------
Bunge Ltd. Finance Corp., 3.75%, 2022                                $1,820          $2,495,675
-----------------------------------------------------------------------------------------------

Gaming & Lodging - 0.2%
-----------------------------------------------------------------------------------------------
Carnival Corp., 2%, 2021                                             $1,500          $1,929,375
-----------------------------------------------------------------------------------------------
Hilton Hotels Corp., 3.375%, 2023##                                   8,500           9,116,250
-----------------------------------------------------------------------------------------------
Hilton Hotels Corp., 3.375%, 2023                                     8,000           8,580,000
-----------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 0%, 2021                                5,000           3,556,250
-----------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 3.5%, 2023##               2,830           3,013,950
-----------------------------------------------------------------------------------------------
                                                                                    $26,195,825
-----------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0%
-----------------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc., 3%, 2032                            $2,000          $4,030,000
-----------------------------------------------------------------------------------------------

Insurance - 0.1%
-----------------------------------------------------------------------------------------------
Ohio Casualty Corp., 5%, 2022                                        $3,000          $3,209,970
-----------------------------------------------------------------------------------------------
PMI Group, Inc., 2.5%, 2021^                                          2,000           2,190,000
-----------------------------------------------------------------------------------------------
                                                                                     $5,399,970
-----------------------------------------------------------------------------------------------
Machinery & Tools - 0%
-----------------------------------------------------------------------------------------------
Navistar International Corp., 2.5%, 2007                             $2,000          $3,002,500
-----------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 0.1%
-----------------------------------------------------------------------------------------------
Community Health Systems, Inc., 4.25%, 2008                          $2,000          $2,197,500
-----------------------------------------------------------------------------------------------
Genzyme Corp., 1.25%, 2023##                                          5,000           5,093,750
-----------------------------------------------------------------------------------------------
Sunrise Senior Living, Inc., 5.25%, 2009                              1,900           2,268,125
-----------------------------------------------------------------------------------------------
WebMD Corp., 3.25%, 2007                                              2,000           2,282,500
-----------------------------------------------------------------------------------------------
                                                                                    $11,841,875
-----------------------------------------------------------------------------------------------
Medical Equipment - 0%
-----------------------------------------------------------------------------------------------
Invitrogen Corp., 1.5%, 2024##                                       $3,400          $3,298,000
-----------------------------------------------------------------------------------------------

Oil Services - 0.1%
-----------------------------------------------------------------------------------------------
Halliburton Co., 3.125%, 2023##                                      $3,000          $3,367,500
-----------------------------------------------------------------------------------------------
Pride International, Inc., 3.25%, 2033##                              3,000           3,142,500
-----------------------------------------------------------------------------------------------
Transocean, Inc., 1.5%, 2021                                          2,000           1,967,500
-----------------------------------------------------------------------------------------------
                                                                                     $8,477,500
-----------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.1%
-----------------------------------------------------------------------------------------------
Solectron Corp., 0%, 2020                                            $5,700          $3,320,250
-----------------------------------------------------------------------------------------------
Solectron Corp., 0.5%, 2034##                                         2,760           2,446,050
-----------------------------------------------------------------------------------------------
                                                                                     $5,766,300
-----------------------------------------------------------------------------------------------
Pharmaceuticals - 0.1%
-----------------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., 2.5%, 2032                             $3,000          $4,432,500
-----------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc., 1.75%, 2023                             4,000           4,995,000
-----------------------------------------------------------------------------------------------
                                                                                     $9,427,500
-----------------------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.1%
-----------------------------------------------------------------------------------------------
Host Marriott Corp., 3.25%, 2024##                                   $5,800          $5,872,500
-----------------------------------------------------------------------------------------------

Restaurants - 0%
-----------------------------------------------------------------------------------------------
Brinker International, Inc., 0%, 2021                                $1,800          $1,287,000
-----------------------------------------------------------------------------------------------

Specialty Stores - 0.1%
-----------------------------------------------------------------------------------------------
AnnTaylor Stores Corp., 0.55%, 2019##                                $3,000          $2,373,750
-----------------------------------------------------------------------------------------------
Charming Shoppes, Inc., 4.75%, 2012##                                 2,000           2,262,500
-----------------------------------------------------------------------------------------------
                                                                                     $4,636,250
-----------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0%
-----------------------------------------------------------------------------------------------
McDATA Corp., 2.25%, 2010                                            $2,000          $2,082,500
-----------------------------------------------------------------------------------------------

Telephone Services - 0.1%
-----------------------------------------------------------------------------------------------
CenturyTel, Inc., 4.75%, 2032                                        $2,995          $3,221,841
-----------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 2.875%, 2010                            2,000           1,672,500
-----------------------------------------------------------------------------------------------
                                                                                     $4,894,341
-----------------------------------------------------------------------------------------------
Utilities - Electric - 0.1%
-----------------------------------------------------------------------------------------------
Calpine Corp., 4.75%, 2023##                                         $6,000          $5,962,500
-----------------------------------------------------------------------------------------------
Reliant Resources, Inc., 5%, 2010##                                   1,190           1,448,825
-----------------------------------------------------------------------------------------------
                                                                                     $7,411,325
-----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                   $179,638,749
-----------------------------------------------------------------------------------------------

Foreign Bonds - 0%
-----------------------------------------------------------------------------------------------
Canada - 0%
-----------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc., 0%, 2029 (Gaming & Lodging)               $6,000          $1,995,000
-----------------------------------------------------------------------------------------------

Netherlands - 0%
-----------------------------------------------------------------------------------------------
ASM International N.V., 5%, 2005 (Electronics)##                     $2,000          $2,592,500
-----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $4,587,500
-----------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $166,636,003)                            $184,226,249
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 0.9%
-----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                $ VALUE
-----------------------------------------------------------------------------------------------
Bank of America Corp., due 5/03/04                                   $5,000          $4,994,978
-----------------------------------------------------------------------------------------------
Edison Asset Securitization LLC, due 4/02/04#                        39,649          39,647,877
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., due 4/05/04                         30,500          30,495,798
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., due 4/12/04                          2,400           2,399,113
-----------------------------------------------------------------------------------------------
Kittyhawk Funding Corp., due 4/08/04#                                22,500          22,495,538
-----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $100,033,304
-----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 4.1%
-----------------------------------------------------------------------------------------------
ISSUER                                                               SHARES             $ VALUE
-----------------------------------------------------------------------------------------------
Morgan Stanley, 1.0825%, due 4/01/04                              1,562,306          $1,562,306
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                    438,461,231         438,461,231
-----------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized
Cost                                                                               $440,023,537
-----------------------------------------------------------------------------------------------

Repurchase Agreements - 1.4%
-----------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                     (000 Omitted)                $ VALUE
-----------------------------------------------------------------------------------------------
Goldman Sachs & Co. dated 3/31/04, due 4/01/04, total
to be received $111,216,306 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account)                                                    $111,213        $111,213,000
-----------------------------------------------------------------------------------------------
Morgan Stanley, dated 3/31/04, due 4/01/04, total to be
received $40,644,197 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account)                                                             40,643          40,643,000
-----------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                               $151,856,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,379,262,308)                            $11,448,234,581
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (5.3)%                                            (578,164,392)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $10,870,070,189
-----------------------------------------------------------------------------------------------
 * Non-income producing security.
 ^ All or a portion of this security is on loan.
** Non-income producing security - in default.
 # 4(2) paper.
## SEC Rule 144A restriction.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 3/31/04

ASSETS

Investments, at value, including $429,683,182 of
securities on loan (identified cost, $10,379,262,308)      $11,448,234,581
---------------------------------------------------------------------------------------------------
Cash                                                               954,053
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                 82,677,544
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                 14,217,095
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                               55,973,469
---------------------------------------------------------------------------------------------------
Other assets                                                       168,574
---------------------------------------------------------------------------------------------------
Total assets                                                                        $11,602,225,316
---------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                          $19,348,453
---------------------------------------------------------------------------------------------------
Payable for investments purchased                               64,286,712
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                             205,912,020
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                     440,023,537
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                   290,459
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      491,294
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                     175,817
---------------------------------------------------------------------------------------------------
  Administrative fee                                                 1,626
---------------------------------------------------------------------------------------------------
  Program manager fee                                                   55
---------------------------------------------------------------------------------------------------
  Administrative service fee                                             8
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                           1,625,146
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $732,155,127
---------------------------------------------------------------------------------------------------
Net assets                                                                          $10,870,070,189
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                             $9,837,989,161
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies              1,068,997,767
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                  (13,993,675)
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                         (22,923,064)
---------------------------------------------------------------------------------------------------
Net assets                                                                          $10,870,070,189
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               707,112,550
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                $6,419,925,576
---------------------------------------------------------------------------------------------------
  Shares outstanding                                           417,774,215
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $15.37
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$15.37)                                                $16.14
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                $2,838,720,037
---------------------------------------------------------------------------------------------------
  Shares outstanding                                           184,772,474
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.36
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                $1,332,846,530
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            86,438,720
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.42
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                  $235,652,919
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            15,335,198
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $15.37
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                   $33,137,757
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             2,155,208
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $15.38
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                    $1,212,120
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                78,678
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $15.41
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                    $4,539,147
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               295,854
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $15.34
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$15.34)                                                $16.10
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                    $2,121,159
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               138,054
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.36
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                    $1,914,944
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               124,149
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $15.42
---------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B Class C, Class
529B and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 3/31/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Interest                                                       $97,901,588
--------------------------------------------------------------------------------------------------
  Dividends                                                       69,857,065
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (432,637)
--------------------------------------------------------------------------------------------------
Total investment income                                                               $167,326,016
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                 $18,407,978
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              80,188
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      8,961,087
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                          10,758,982
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                          13,967,008
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                           6,300,402
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                             66,092
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                              1,558
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                            6,129
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                            7,497
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                            7,441
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                     4,378
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                     1,874
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                     1,860
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                  779
--------------------------------------------------------------------------------------------------
  Administrative fee                                                 170,936
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      789,290
--------------------------------------------------------------------------------------------------
  Printing                                                           232,451
--------------------------------------------------------------------------------------------------
  Postage                                                            312,103
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       26,117
--------------------------------------------------------------------------------------------------
  Legal fees                                                          21,254
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                    1,062,601
--------------------------------------------------------------------------------------------------
Total expenses                                                                         $61,188,005
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (92,129)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           $61,095,876
--------------------------------------------------------------------------------------------------
Net investment income                                                                 $106,230,140
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
  Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                       $426,085,447
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                      (14,390)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                          $426,071,057
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                   $462,800,193
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                            (1,351)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                           $462,798,842
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $888,869,899
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $995,100,039
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
                                                           SIX MONTHS ENDED             YEAR ENDED
                                                               3/31/04                    9/30/03
                                                             (UNAUDITED)
INCREASE IN NET ASSETS

FROM OPERATIONS
Net investment income                                      $106,230,140               $198,011,445
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                       426,071,057               (137,678,793)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                        462,798,842              1,059,194,078
----------------------------------------------------     --------------             --------------
Increase in net assets from operations                     $995,100,039             $1,119,526,730
----------------------------------------------------     --------------             --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  (Class A)                                                $(74,103,739)             $(142,189,741)
---------------------------------------------------------------------------------------------------
  (Class B)                                                 (24,689,603)               (53,932,749)
---------------------------------------------------------------------------------------------------
  (Class C)                                                 (11,123,342)               (21,827,600)
---------------------------------------------------------------------------------------------------
  (Class I)                                                  (5,622,836)               (10,451,387)
---------------------------------------------------------------------------------------------------
  (Class R1)                                                   (299,507)                  (107,286)
---------------------------------------------------------------------------------------------------
  (Class R2)                                                     (6,178)                        --
---------------------------------------------------------------------------------------------------
  (Class 529A)                                                  (37,884)                   (32,207)
---------------------------------------------------------------------------------------------------
  (Class 529B)                                                  (11,404)                    (7,647)
---------------------------------------------------------------------------------------------------
  (Class 529C)                                                  (11,289)                   (10,540)
---------------------------------------------------------------------------------------------------
Total distributions declared to shareholders              $(115,905,782)             $(228,559,157)
----------------------------------------------------     --------------             --------------
Net increase in net assets from fund share
transactions                                                $79,727,199             $1,002,815,528
----------------------------------------------------     --------------             --------------
Total increase in net assets                               $958,921,456             $1,893,783,101
----------------------------------------------------     --------------             --------------

NET ASSETS

At beginning of period                                   $9,911,148,733             $8,017,365,632
---------------------------------------------------------------------------------------------------
At end of period (including accumulated
distributions in excess of net investment income of
$22,923,064 and $13,247,422, respectively)              $10,870,070,189             $9,911,148,733
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                     SIX MONTHS                                   YEAR ENDED 9/30
                                        ENDED         ------------------------------------------------------------------------
CLASS A                                3/31/04           2003            2002            2001           2000            1999
                                     (UNAUDITED)
Net asset value, beginning of
period                                 $14.13           $12.78          $14.17          $15.19          $14.57          $16.06
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)

  Net investment income                 $0.17            $0.33           $0.40           $0.46           $0.48           $0.53
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                       1.25             1.40           (1.01)          (0.45)           1.55            0.56
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $1.42            $1.73          $(0.61)          $0.01           $2.03           $1.09
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.18)          $(0.38)         $(0.43)         $(0.47)         $(0.47)         $(0.51)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --               --           (0.35)          (0.55)          (0.94)          (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --              --           (0.01)             --              --
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.18)          $(0.38)         $(0.78)         $(1.03)         $(1.41)         $(2.58)
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period         $15.37           $14.13          $12.78          $14.17          $15.19          $14.57
----------------------------------     ------           ------          ------          ------          ------          ------
Total return (%)(+)                     10.09++          13.70           (4.76)          (0.10)          15.06            7.06
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                       SIX MONTHS                                  YEAR ENDED 9/30
                                          ENDED         ----------------------------------------------------------------------
CLASS A (CONTINUED)                      3/31/04          2003            2002            2001           2000           1999
                                       (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               0.91+            0.90            0.92            0.88            0.90            0.89
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 2.21+            2.45            2.84            3.09            3.36            3.45
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         35               71              86              97             112             151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                      $6,420           $5,703          $4,540          $4,121          $3,570          $3,699
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                         SIX MONTHS                                   YEAR ENDED 9/30
                                            ENDED         --------------------------------------------------------------------
CLASS B                                    3/31/04           2003           2002           2001          2000            1999
                                         (UNAUDITED)

Net asset value, beginning of period        $14.12          $12.78         $14.17         $15.18         $14.57         $16.05
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)

  Net investment income                      $0.12           $0.24          $0.31          $0.37          $0.39          $0.43
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency            1.25            1.39          (1.01)         (0.45)          1.54           0.58
---------------------------------------     ------          ------         ------         ------         ------         ------
Total from investment operations             $1.37           $1.63         $(0.70)        $(0.08)         $1.93          $1.01
---------------------------------------     ------          ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.13)         $(0.29)        $(0.34)        $(0.37)        $(0.38)        $(0.42)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                  --              --          (0.35)         (0.55)         (0.94)         (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            --              --             --          (0.01)            --             --
---------------------------------------     ------          ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                $(0.13)         $(0.29)        $(0.69)        $(0.93)        $(1.32)        $(2.49)
---------------------------------------     ------          ------         ------         ------         ------         ------
Net asset value, end of period              $15.36          $14.12         $12.78         $14.17         $15.18         $14.57
---------------------------------------     ------          ------         ------         ------         ------         ------
Total return (%)                              9.74++         12.90          (5.38)         (0.67)         14.24           6.43
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                           SIX MONTHS                                 YEAR ENDED 9/30
                                             ENDED         --------------------------------------------------------------------
CLASS B (CONTINUED)                         3/31/04          2003            2002           2001           2000          1999
                                          (UNAUDITED)

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    1.56+           1.54           1.57           1.53           1.54           1.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                      1.62+           1.81           2.18           2.46           2.71           2.80
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              35              71             86             97            112            151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                           $2,839          $2,659         $2,321         $2,226         $2,014         $2,217
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                         SIX MONTHS                                   YEAR ENDED 9/30
                                            ENDED         --------------------------------------------------------------------
CLASS C                                    3/31/04           2003           2002           2001          2000            1999
                                         (UNAUDITED)
Net asset value, beginning of period        $14.18          $12.82         $14.22         $15.23         $14.61         $16.10
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)

  Net investment income                      $0.12           $0.24          $0.31          $0.37          $0.39          $0.43
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency            1.25            1.41          (1.02)         (0.45)          1.55           0.57
---------------------------------------     ------          ------         ------         ------         ------         ------
Total from investment operations             $1.37           $1.65         $(0.71)        $(0.08)         $1.94          $1.00
---------------------------------------     ------          ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.13)         $(0.29)        $(0.34)        $(0.37)        $(0.38)        $(0.42)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                  --              --          (0.35)         (0.55)         (0.94)         (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            --              --             --          (0.01)            --             --
---------------------------------------     ------          ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                $(0.13)         $(0.29)        $(0.69)        $(0.93)        $(1.32)        $(2.49)
---------------------------------------     ------          ------         ------         ------         ------         ------
Net asset value, end of period              $15.42          $14.18         $12.82         $14.22         $15.23         $14.61
---------------------------------------     ------          ------         ------         ------         ------         ------
Total return (%)                              9.70++         13.03          (5.43)         (0.68)         14.27           6.41
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                           SIX MONTHS                                 YEAR ENDED 9/30
                                             ENDED         --------------------------------------------------------------------
CLASS C (CONTINUED)                         3/31/04          2003            2002           2001           2000          1999
                                          (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                                    1.56+           1.54           1.57           1.53           1.54           1.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                      1.61+           1.79           2.19           2.45           2.70           2.80
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              35              71             86             97            112            151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                           $1,333          $1,151           $887           $702           $497           $508
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                         SIX MONTHS                                   YEAR ENDED 9/30
                                            ENDED         ------------------------------------------------------------------------
CLASS I                                    3/31/04           2003           2002           2001          2000            1999
                                         (UNAUDITED)

Net asset value, beginning of period        $14.12          $12.77         $14.17         $15.19         $14.57         $16.06
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)

  Net investment income                      $0.20           $0.37          $0.46          $0.53          $0.53          $0.58
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency            1.26            1.40          (1.03)         (0.47)          1.55           0.57
---------------------------------------     ------          ------         ------         ------         ------         ------
Total from investment operations             $1.46           $1.77         $(0.57)        $(0.06)         $2.08          $1.15
---------------------------------------     ------          ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.21)         $(0.42)        $(0.48)        $(0.51)        $(0.52)        $(0.57)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                  --              --          (0.35)         (0.55)         (0.94)         (2.07)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            --              --             --          (0.02)            --             --
---------------------------------------     ------          ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                $(0.21)         $(0.42)        $(0.83)        $(1.08)        $(1.46)        $(2.64)
---------------------------------------     ------          ------         ------         ------         ------         ------
Net asset value, end of period              $15.37          $14.12         $12.77         $14.17         $15.19         $14.57
---------------------------------------     ------          ------         ------         ------         ------         ------
Total return (%)                             10.28++         14.10          (4.50)          0.25          15.46           7.43
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                           SIX MONTHS                                 YEAR ENDED 9/30
                                             ENDED         --------------------------------------------------------------------
CLASS I (CONTINUED)                         3/31/04          2003            2002           2001           2000          1999
                                          (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                                    0.56+           0.55           0.57           0.53           0.55           0.54
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                      2.54+           2.79           3.20           3.43           3.71           3.84
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              35              71             86             97            112            151
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000,000 Omitted)                             $236            $378           $270           $207            $51            $48
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    September 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                            SIX MONTHS               PERIOD
                                                                               ENDED                  ENDED
CLASS R1                                                                      3/31/04               9/30/03*
                                                                            (UNAUDITED)
Net asset value, beginning of period                                           $14.13                $13.27
-------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income                                                          $0.16                 $0.19
-------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency            1.26                  0.93
--------------------------------------------------------------------------    -------               -------
Total from investment operations                                                $1.42                 $1.12
--------------------------------------------------------------------------    -------               -------
Less distributions declared to shareholders from net investment income         $(0.17)               $(0.26)
--------------------------------------------------------------------------    -------               -------
Net asset value, end of period                                                 $15.38                $14.13
--------------------------------------------------------------------------    -------               -------
Total return (%)                                                                10.00++                8.57++
-------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                       1.07+                 1.07+
-------------------------------------------------------------------------------------------------------------
Net investment income                                                            2.05+                 1.81+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 35                    71
-------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                     $33,138               $16,090
-------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                      PERIOD
                                                                       ENDED
CLASS R2                                                             3/31/04*
                                                                    (UNAUDITED)

Net asset value, beginning of period                                   $14.42
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income                                                  $0.11
-------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign
 currency                                                                1.01
------------------------------------------------------------------    -------
Total from investment operations                                        $1.12
------------------------------------------------------------------    -------
Less distributions declared to shareholders from net investment
income                                                                 $(0.13)
------------------------------------------------------------------    -------
Net asset value, end of period                                         $15.41
------------------------------------------------------------------    -------
Total return (%)                                                         7.68++
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                               1.35+
-------------------------------------------------------------------------------
Net investment income                                                    1.75+
-------------------------------------------------------------------------------
Portfolio turnover                                                         35
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                              $1,212
-------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through March 3, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                        SIX MONTHS                YEAR              PERIOD
                                                           ENDED                 ENDED              ENDED
CLASS 529A                                                3/31/04               9/30/03            9/30/02*
                                                        (UNAUDITED)
Net asset value, beginning of period                       $14.10               $12.78              $13.30
-------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.14                $0.27               $0.04
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.26                 1.39               (0.49)
------------------------------------------------------    -------              -------             -------
Total from investment operations                            $1.40                $1.66              $(0.45)
------------------------------------------------------    -------              -------             -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.16)              $(0.34)             $(0.07)
------------------------------------------------------    -------              -------             -------
Net asset value, end of period                             $15.34               $14.10              $12.78
------------------------------------------------------    -------              -------             -------
Total return (%)(+)                                          9.97++              13.19               (3.43)++
-------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                   1.17+                1.16                1.17+
-------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     1.95+                1.97                2.45+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             35                   71                  86
-------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                  $4,539               $2,601                 $50
-------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through September
    30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than
    $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by
    $0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the result would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                        SIX MONTHS               YEAR               PERIOD
                                                           ENDED                ENDED               ENDED
CLASS 529B                                                3/31/04              9/30/03             9/30/02*
                                                        (UNAUDITED)
Net asset value, beginning of period                       $14.12               $12.78              $13.30
-------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.10                $0.17               $0.03
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.25                 1.43               (0.50)
------------------------------------------------------    -------              -------             -------
Total from investment operations                            $1.35                $1.60              $(0.47)
------------------------------------------------------    -------              -------             -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.11)              $(0.26)             $(0.05)
------------------------------------------------------    -------              -------             -------
Net asset value, end of period                             $15.36               $14.12              $12.78
------------------------------------------------------    -------              -------             -------
Total return (%)                                             9.61++              12.63               (3.53)++
-------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                   1.82+                1.80                1.82+
-------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     1.35+                1.33                1.75+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             35                   71                  86
-------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                  $2,121               $1,064                 $75
-------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through September
    30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than
    $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by
    $0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                        SIX MONTHS               YEAR               PERIOD
                                                           ENDED                ENDED               ENDED
CLASS 529C                                                3/31/04              9/30/03             9/30/02*
                                                        (UNAUDITED)

Net asset value, beginning of period                       $14.18               $12.83              $13.35
-------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                     $0.10                $0.19               $0.03
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                           1.25                 1.42               (0.50)
------------------------------------------------------    -------              -------             -------
Total from investment operations                            $1.35                $1.61              $(0.47)
------------------------------------------------------    -------              -------             -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                               $(0.11)              $(0.26)             $(0.05)
------------------------------------------------------    -------              -------             -------
Net asset value, end of period                             $15.42               $14.18              $12.83
------------------------------------------------------    -------              -------             -------
Total return (%)                                             9.57++              12.67               (3.52)++
-------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                                   1.82+                1.80                1.82+
-------------------------------------------------------------------------------------------------------------
Net investment income(S)                                     1.36+                1.36                1.75+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             35                   71                  86
-------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                  $1,915               $1,066                 $65
-------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529C shares, July 31, 2002, through September
    30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share and decrease net realized and unrealized losses per share. The impact of this change calculates to less than
    $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by
    $0.11%. Per share, ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $74,923 of Deferred
Trustees' Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended March 31, 2004, the fund's custodian fees were reduced by $23,014 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended March 31, 2004, the fund's miscellaneous expenses were reduced by $69,115 under this agreement.
These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2003 and September 30, 2002 was as follows:

                                              9/30/03           9/30/02

       Distributions declared from:
       ------------------------------------------------------------------
         Ordinary income                 $228,559,157      $304,677,802
       ------------------------------------------------------------------
         Long-term capital gain                --           109,447,576
       ------------------------------------------------------------------
         Total distributions declared    $228,559,157      $414,125,378
       ------------------------------------------------------------------

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

       Capital loss carryforward                        $(230,957,582)
       --------------------------------------------------------------
       Post-October capital loss deferral                 (43,940,723)
       --------------------------------------------------------------
       Unrealized appreciation                            441,894,206
       --------------------------------------------------------------
       Other temporary differences                        (13,268,884)
       --------------------------------------------------------------

Post-October capital loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010, $(15,563,754) and September 30, 2011 $(215,393,828).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

       First $6.3 billion of average net assets             0.35%
       ----------------------------------------------------------
       Average net assets in excess of $6.3 billion         0.34%
       ----------------------------------------------------------

Management fees incurred for the six months ended March 31, 2004 were 0.35% of average daily net assets on an annualized basis.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Trustees and an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net increase of $12,657 as a result of the change in the fund's pension liability for current Trustees and a pension expense of $10,992 for retired trustees for the six months ended March 31, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the six months ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

       First $2 billion                                   0.0175%
       ----------------------------------------------------------
       Next $2.5 billion                                  0.0130%
       ----------------------------------------------------------
       Next $2.5 billion                                  0.0005%
       ----------------------------------------------------------
       In excess of $7 billion                            0.0000%
       ----------------------------------------------------------

For the six months ended March 31, 2004, the fund paid MFS $170,936, equivalent to 0.0032% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services. The maximum amount that could have been charged to the fund during the period for administrative costs equaled $343,750 or 0.0065 % of average daily net assets.

Effective April 1, 2004 the maximum amount is based on the following annual percentages of the fund's average daily net assets:

       First $2 billion                                  0.01120%
       ----------------------------------------------------------
       Next $2.5 billion                                 0.00832%
       ----------------------------------------------------------
       Next $2.5 billion                                 0.00032%
       ----------------------------------------------------------
       In excess of $7 billion                            0.0000%
       ----------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $848,048 and $5,343 for the six months ended March 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended March 31, 2004, amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Service Fee Retained by MFD             $232,430          $9,273          $8,177              $4              $7
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C
Service Fee Retained by MFD                  $93              $8             $30
----------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended March 31, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C
Effective Annual Percentage
Rates                                      0.35%           1.00%           1.00%
----------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Assets attributable to Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% per annum attributable to Class A shares.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C
Contingent Deferred Sales
Charges Imposed                          $66,859      $2,217,205         $77,808            $216             $38
----------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the funds' Trustees. As of March 31, 2004, the fee is set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average net assets. For the six months ended March 31, 2004, the fund paid MFSC a fee of $5,853,610 for shareholder services which amounted to 0.11% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $1,441,150 for the six months ended March 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                               PURCHASES             SALES

      U.S. government securities            $866,594,430      $657,752,865
      --------------------------------------------------------------------
      Investments (non-U.S. government
      securities)                         $3,005,720,973    $2,958,608,161
      --------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                             $10,546,019,307
        -----------------------------------------------------------
        Gross unrealized appreciation                 $961,712,196
        -----------------------------------------------------------
        Gross unrealized depreciation                  (59,496,922)
        -----------------------------------------------------------
        Net unrealized appreciation                   $902,215,274
        -----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             Six months ended                       Year ended
                                                  3/31/04                             9/30/03
                                         SHARES            AMOUNT           SHARES             AMOUNT

CLASS A SHARES
Shares sold                             57,353,534      $858,082,782      186,997,610      $2,514,683,644
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            4,084,096        60,653,757        9,466,653         126,616,112
----------------------------------------------------------------------------------------------------------
Shares reacquired                      (47,340,517)     (709,054,747)    (148,111,649)     (1,988,480,929)
----------------------------------------------------------------------------------------------------------
Net increase                            14,097,113      $209,681,792       48,352,614        $652,818,827
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                             16,960,982      $253,359,568       48,030,752        $644,973,593
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions            1,394,800        20,693,461        3,734,010          49,854,918
----------------------------------------------------------------------------------------------------------
Shares reacquired                      (21,834,633)     (326,660,565)     (45,154,271)       (604,557,426)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (3,478,851)     $(52,607,536)       6,610,491         $90,271,085
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                             12,350,489      $185,282,277       24,417,745        $330,042,465
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              577,113         8,601,133        1,402,274          18,806,673
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (7,675,743)     (115,500,771)     (13,771,246)       (185,172,943)
----------------------------------------------------------------------------------------------------------
Net increase                             5,251,859       $78,382,639       12,048,773        $163,676,195
----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                              2,638,106       $39,405,453        9,872,406        $132,568,218
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              355,816         5,282,067          786,000          10,516,143
----------------------------------------------------------------------------------------------------------
Shares reacquired                      (14,422,670)     (220,744,853)      (4,993,826)        (66,903,670)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                (11,428,748)    $(176,057,333)       5,664,580         $76,180,691
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 3/31/04                            9/30/03*
                                        SHARES            AMOUNT           SHARES             AMOUNT

CLASS R1 SHARES
Shares sold                              2,174,615       $32,225,500        2,118,727         $28,866,223
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               16,928           252,906            6,057              84,130
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,175,161)      (17,424,972)        (985,958)        (13,407,843)
----------------------------------------------------------------------------------------------------------
Net increase                             1,016,382       $15,053,434        1,138,826         $15,542,510
----------------------------------------------------------------------------------------------------------

                                                Period ended
                                                  3/31/04**
                                          SHARES            AMOUNT

CLASS R2 SHARES
Shares sold                                222,856        $3,427,567
---------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  167             2,573
---------------------------------------------------------------------
Shares reacquired                         (144,345)       (2,192,728)
---------------------------------------------------------------------
Net increase                                78,678        $1,237,412
---------------------------------------------------------------------

                                              Six months ended                       Year ended
                                                   3/31/04                             9/30/03
                                          SHARES            AMOUNT           SHARES             AMOUNT

CLASS 529A SHARES

Shares sold                                119,225        $1,788,069          178,408          $2,405,118
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                2,022            33,638            2,153              29,192
----------------------------------------------------------------------------------------------------------
Shares reacquired                           (9,821)         (150,781)             (21)             (2,382)
----------------------------------------------------------------------------------------------------------
Net increase                               111,426        $1,670,926          180,540          $2,431,928
----------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                 64,876          $978,621           70,425            $960,020
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  656             9,789              517               6,999
----------------------------------------------------------------------------------------------------------
Shares reacquired                           (2,800)          (42,759)          (1,512)            (20,887)
----------------------------------------------------------------------------------------------------------
Net increase                                62,732          $945,651           69,430            $946,132
----------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                 49,401          $743,435           69,570            $941,303
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  666             9,970              712               9,694
----------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,077)          (16,547)            (208)             (2,837)
----------------------------------------------------------------------------------------------------------
Net increase                                48,990          $736,858           70,074            $948,160
----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares December 31, 2002 through September 30, 2003.
** For the period from the inception of Class R2 shares October 31, 2003 through March 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended March 31, 2004, was $34,639. The fund had no significant borrowings during the period.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD          TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND                  SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------          ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)             Trustee and President   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

Robert J. Manning(3)          Trustee and President   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director

Kevin R. Parke(3)             Trustee                 January 2002 until           Massachusetts Financial Services Company,
(born 12/14/59)                                       February 2004                President, Chief Investment Officer and
                                                                                   Director (until February 2004)

Robert C. Pozen(3)            Trustee                 February 2004                Massachusetts Financial Services Company,
(born 08/08/46)                                                                    Chairman (since February 2004); Harvard Law
                                                                                   School (education), John Olin Visiting
                                                                                   Professor (since July 2002); Secretary of
                                                                                   Economic Affairs, The Commonwealth of
                                                                                   Massachusetts (January 2002 to December
                                                                                   2002); Fidelity Investments, Vice Chairman
                                                                                   (June 2000 to December 2001); Fidelity
                                                                                   Management & Research Company (investment
                                                                                   adviser), President (March 1997 to July
                                                                                   2001); The Bank of New York (financial
                                                                                   services), Director; Bell Canada Enterprises
                                                                                   (telecommunications), Director; Telesat
                                                                                   (satellite communications), Director

Jeffrey L.Shames(3)           Trustee                 October 1993 until           Massachusetts Financial Services Company,
(born 06/02/55)                                       February 2004                Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                Chairman                February 1992                Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                    related services), Director; Eastern
                                                                                   Enterprises (diversified services company),
                                                                                   Chairman, Trustee and Chief Executive Officer
                                                                                   (until November 2000)

Lawrence H. Cohn, M.D.        Trustee                 August 1993                  Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                   Professor of Surgery

David H. Gunning              Trustee                 January 2004                 Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                    service provider), Vice Chairman/ Director
                                                                                   (since April 2001); Encinitos Ventures
                                                                                   (private investment company), Principal (1997
                                                                                   to April 2001); Lincoln Electric Holdings,
                                                                                   Inc. (welding equipment manufacturer),
                                                                                   Director; Southwest Gas Corporation (natural
                                                                                   gas distribution company), Director

William R. Gutow              Trustee                 December 1993                Private investor and real estate consultant;
(born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                   (video franchise), Vice Chairman

Amy B. Lane                   Trustee                 January 2004                 Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                    Director, Investment Banking Group (1997 to
                                                                                   February 2001); Borders Group, Inc. (book and
                                                                                   music retailer), Director; Federal Realty
                                                                                   Investment Trust (real estate investment
                                                                                   trust), Trustee

Lawrence T. Perera            Trustee                 July 1981                    Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu             Trustee                 August 1982                  Private investor; Harvard University Graduate
(born 04/10/35)                                                                    School of Business Administration, Class of
                                                                                   1961 Adjunct Professor in Entrepreneurship
                                                                                   Emeritus; CBL & Associates Properties, Inc.
                                                                                   (real estate investment trust), Director

J. Dale Sherratt              Trustee                 August 1993                  Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet
                                                                                   Investments (investor in health care
                                                                                   companies), Managing General Partner (since
                                                                                   1993); Cambridge Nutraceuticals (professional
                                                                                   nutritional products), Chief Executive
                                                                                   Officer (until May 2001)

Elaine R. Smith               Trustee                 February 1992                Independent health care industry consultant
(born 04/25/46)

Ward Smith                    Trustee                 October 1992                 Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)          President and Trustee   February 2004                Massachusetts Financial Services Company,
(born 10/20/63)                                                                    Chief Executive Officer, President, Chief
                                                                                   Investment Officer and Director.

John W. Ballen(3)             President and Trustee   August 2001 until            Massachusetts Financial Services Company,
(born 09/12/59)                                       February 2004                Chief Executive Officer and Director (until
                                                                                   February 2004)

James R. Bordewick, Jr.(3)    Assistant Secretary     September 1990               Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                  Senior Vice President and Associate General
                                                                                   Counsel

Stephen E. Cavan(3)           Secretary and Clerk     December 1989 until          Massachusetts Financial Services Company,
(born 11/06/53)                                       March 2004                   Senior Vice President, General Counsel and
                                                                                   Secretary (until March 2004)

Stephanie A. DeSisto(3)       Assistant Treasurer     May 2003                     Massachusetts Financial Services Company,
(born 10/01/53)                                                                    Vice President (since April 2003); Brown
                                                                                   Brothers Harriman & Co., Senior Vice
                                                                                   President (November 2002 to April 2003); ING
                                                                                   Groep N.V./Aeltus Investment Management,
                                                                                   Senior Vice President (prior to November
                                                                                   2002)

Robert R. Flaherty(3)         Assistant Treasurer     August 2000                  Massachusetts Financial Services Company,
(born 09/18/63)                                                                    Vice President (since August 2000); UAM Fund
                                                                                   Services, Senior Vice President (prior to
                                                                                   August 2000)

Richard M. Hisey(3)           Treasurer               August 2002                  Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The
                                                                                   Bank of New York, Senior Vice President
                                                                                   (September 2000 to July 2002); Lexington
                                                                                   Global Asset Managers, Inc., Executive Vice
                                                                                   President and Chief Financial Officer (prior
                                                                                   to September 2000); Lexington Funds, Chief
                                                                                   Financial Officer (prior to September 2000)


Ellen Moynihan(3)             Assistant Treasurer     April 1997                   Massachusetts Financial Services Company,
(born 11/13/57)                                                                    Vice President

James O. Yost(3)              Assistant Treasurer     September 1990               Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIANS
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        JP Morgan Chase Bank
DISTRIBUTOR                                             One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                             New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
David M. Calabro

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MTR-SEM-5/04 527M

MFS(R) Mutual Funds
SEMIANNUAL REPORT 3/31/04

MFS(R) INTERNATIONAL
NEW DISCOVERY FUND

A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
--------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements. Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

The fund seeks capital appreciation.

TABLE OF CONTENTS

----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              21
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     39
----------------------------------------------------
TRUSTEES AND OFFICERS                             53
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       57
----------------------------------------------------
CONTACT INFORMATION                               58
----------------------------------------------------
ASSET ALLOCATION                                  59

-------------------------------------------------------------------------------
LETTER FROM THE CEO
-------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to 5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained remarkably steady. We began the year with $140 billion in assets and ended the first quarter with $142 billion in assets. We are very proud to have experienced growth during this period despite the difficult regulatory environment and the relatively flat performance of the stock market.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

April 19, 2004

Note to Shareholders: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as non-executive Chairman. Also, on February 6, 2004, Robert J. Manning was appointed Chief Executive Officer, President, and Chief Investment Officer.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for most of the six-month period that ended March 31, 2004. The release of increasingly positive global economic numbers as the period progressed, particularly with regard to business confidence and corporate earnings, helped drive the equity rally. By late 2003, corporate capital spending, which had been weak for several years, had also begun to accelerate. Other drivers of the equity rally, in our view, were decisions made by most central banks worldwide to leave interest rates low throughout the period.

CONTRIBUTORS TO PERFORMANCE

Our stock selection within the financial services group made it a key contributor to relative returns. Standout holdings included Irish small-business lender Anglo Irish Bank, German real-estate finance company Hypo Real Estate NPV, and Japanese credit card company Jaccs Co. In our view, continued strong results from the small-business lending market propelled the stock of Anglo Irish Bank. Hypo Real Estate, a spin-off from HypoVereinsbank, benefited from a more positive outlook for the German economy and a strong balance sheet. Jaccs' stock price benefited, according to our research, from improving trends in credit quality, high transaction volume, and stronger Japanese consumer spending.

--------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 3/31/04

FINANCIAL SERVICES                     18.2%
--------------------------------------------
LEISURE                                14.6%
--------------------------------------------
ENERGY                                 10.4%
--------------------------------------------
TECHNOLOGY                              8.2%
--------------------------------------------
HEALTH CARE                             7.9%
--------------------------------------------
The portfolio is actively managed, and
current weightings may be different.
--------------------------------------------

Stock selection in the retailing sector was also strong. Mexican retailer Grupo Elektra and Japanese retailer Fast Retailing led performance for the group. Grupo Elektra sells appliances and furniture throughout Mexico and Latin America. The company benefited from strong consumer spending, which boosted its revenues. Fast Retailing also profited from improved consumer spending.

Solid stock selection in the fund's autos and housing sector also helped relative performance for the period. Sekisui Chemical, a Japanese pre-fabricated home manufacturer, was the fund's best performer in this sector. The company's business improved because of an expanding housing market in Japan, the popularity of Sekisui's solar power products, and good results from the company's plastics business.

Stocks in other sectors that contributed to relative returns included Kibun Food Chemifa, Samsung SDI, and Bharti Tele-Venture. Japanese soy milk manufacturer Kibun Food Chemifa benefited from increased demand for soy milk. South Korean manufacturer Samsung SDI posted earnings increases from the sales of its display screens, which are used in telephone handsets and plasma televisions. The stock price of Indian telecommunications company Bharti Tele-Venture rose because of expanding demand for its services and an improved regulatory environment.

The fund's relative performance was also helped by not owning stock in pharmaceutical company GlaxoSmithKline, which lost ground over the period. Because Glaxo is a large-sized company and the fund focuses on small- and mid-sized companies, we consider Glaxo to be outside our investment universe.

DETRACTORS FROM PERFORMANCE

Our stock selection within the technology sector detracted from fund performance during the period. The strong Japanese yen hurt the overseas earnings of Japanese-headquartered firms ALPS Electric, Ibiden, and Brother Industries. All three companies underperformed the broad market. The fund sold its Ibiden position because of disappointing results. Increased competition in the printer business detracted from Brother Industries earnings. The fund's relative performance was also held back by not owning Swedish mobile telecommunications manufacturer Ericsson, whose stock rose sharply for the period. Ericcsson, as with GlaxoSmithKline mentioned earlier, is a large-sized company and thus falls outside our investment universe.

Although the fund was overweighted in the leisure sector, which outperformed the market, the fund's stock selection in the sector detracted from relative returns. Yamaha, ROUND ONE, and VNU were among the group's weakest performers. Yamaha is a Japanese conglomerate whose products include musical instruments, motorcycles, sporting goods, and audio equipment. The company lowered its earnings expectations and continued to wait for Nokia's decision about adopting Yamaha's ring tone product for its cellular phones. Japanese amusement center chain ROUND ONE voluntarily banned smoking in its bowling alleys and experienced a decline in same store sales. (The company later modified its ban so that only certain bowling lanes are smoke free.) Dutch marketing research firm VNU, the company behind the Neilson TV ratings, underperformed the broad market.

Stocks in other sectors that held back returns included Vodafone Holdings and Invensys. Japanese telecommunications company Vodafone Holdings, formerly known as Japan Telecom, missed its third-quarter earnings estimate and announced in December 2003 that it would again delay its 3G (third-generation) wireless introduction. The fund sold this stock because of heightened uncertainty about the company's earnings outlook. British industrial company Invensys' restructuring efforts, in our view, disappointed investors and the company's stock price declined.

The fund's cash position was another detractor from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose sharply, cash hurt performance against the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which has no cash position.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 3/31/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                   Class
     Share       inception
     class         date        6-mo      1-yr       3-yr       5-yr     Life*
  ----------------------------------------------------------------------------
       A         10/9/1997      --        71.38%     15.65%    18.20%   16.21%
  ----------------------------------------------------------------------------
       B         10/2/2000      --        70.21%     14.91%    17.71%   15.84%
  ----------------------------------------------------------------------------
       C         10/2/2000      --        70.18%     14.90%    17.69%   15.82%
  ----------------------------------------------------------------------------
       I         10/9/1997      --        71.96%     16.06%    18.51%   16.45%
  ----------------------------------------------------------------------------
      R1        12/31/2002      --        71.24%     15.62%    18.18%   16.20%
  ----------------------------------------------------------------------------
      R2        10/31/2003      --        71.09%     15.58%    18.16%   16.18%
  ----------------------------------------------------------------------------
     529A        7/31/2002      --        70.96%     15.49%    18.10%   16.14%
  ----------------------------------------------------------------------------
     529B        7/31/2002      --        69.80%     15.06%    17.84%   15.93%
  ----------------------------------------------------------------------------
     529C        7/31/2002      --        69.78%     15.08%    17.85%   15.94%
  ----------------------------------------------------------------------------

--------------------
Average annual
--------------------

  Comparative benchmarks
  ----------------------------------------------------------------------------
  Average international fund+  20.77%     53.63%      2.49%     1.76%    2.04%
  ----------------------------------------------------------------------------
  MSCI EAFE Index#             22.27%     58.15%      3.80%     0.83%    2.50%
  ----------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.

--------------------
Average annual
with sales charge
--------------------

  ----------------------------------------------------------------------------
       A                        --        61.52%     13.39%    16.81%   15.15%
  ----------------------------------------------------------------------------
       B                        --        66.21%     14.15%    17.51%   15.84%
  ----------------------------------------------------------------------------
       C                        --        69.18%     14.90%    17.69%   15.82%
  ----------------------------------------------------------------------------
     529A                       --        61.13%     13.23%    16.71%   15.08%
  ----------------------------------------------------------------------------
     529B                       --        65.80%     14.30%    17.63%   15.93%
  ----------------------------------------------------------------------------
     529C                       --        68.78%     15.08%    17.85%   15.94%
  ----------------------------------------------------------------------------
  I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumlative
without sales charge
--------------------

  ----------------------------------------------------------------------------
       A                      27.09%      71.38%     54.67%   130.75%  164.48%
  ----------------------------------------------------------------------------
       B                      26.73%      70.21%     51.74%   126.02%  159.07%
  ----------------------------------------------------------------------------
       C                      26.69%      70.18%     51.71%   125.77%  158.78%
  ----------------------------------------------------------------------------
       I                      27.35%      71.96%     56.31%   133.80%  167.98%
  ----------------------------------------------------------------------------
      R1                      27.07%      71.24%     54.55%   130.56%  164.27%
  ----------------------------------------------------------------------------
      R2                      26.88%      71.09%     54.41%   130.36%  164.04%
  ----------------------------------------------------------------------------
     529A                     26.97%      70.96%     54.02%   129.78%  163.38%
  ----------------------------------------------------------------------------
     529B                     26.54%      69.80%     52.31%   127.23%  160.45%
  ----------------------------------------------------------------------------
     529C                     26.58%      69.78%     52.39%   127.35%  160.59%
  ----------------------------------------------------------------------------
  Periods less than one year are actual, not annualized.
  * For the period from the commencement of the fund's investment operations, October 9, 1997, through March 31, 2004. Index information is from October 1, 1997.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALASIA, FAR
EAST) INDEX -  a commonly used measure of the international stock market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering.

Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Investing in small and/or emerging growth companies is risker than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 3/31/04
-----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 98.8%
-----------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES          $ VAL
-----------------------------------------------------------------------------------------------
Foreign Stocks - 96.6%
-----------------------------------------------------------------------------------------------
Australia - 1.6%
-----------------------------------------------------------------------------------------------
CSL Ltd. (Biotechnology)*                                            400,000         $6,401,836
-----------------------------------------------------------------------------------------------
John Fairfax Holdings Ltd. (Printing & Publishing)*                1,538,940          3,909,354
-----------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)                                 800,000          6,822,929
-----------------------------------------------------------------------------------------------
Suncorp Metway (Banks & Credit Companies)*                           300,000          3,245,163
-----------------------------------------------------------------------------------------------
                                                                                    $20,379,282
-----------------------------------------------------------------------------------------------
Austria - 1.7%
-----------------------------------------------------------------------------------------------
Bank Austria Creditanstalt (Banks & Credit Companies)*                70,000         $3,717,253
-----------------------------------------------------------------------------------------------
Bohler-Uddeholm Corp. (Steel)                                         81,350          6,624,967
-----------------------------------------------------------------------------------------------
Erste Bank der oesterreichischen Sparkassen AG (Banks &
Credit Companies)                                                     40,600          6,078,741
-----------------------------------------------------------------------------------------------
Telekom Austria AG (Telephone Services)                              398,400          5,729,880
-----------------------------------------------------------------------------------------------
                                                                                    $22,150,841
-----------------------------------------------------------------------------------------------
Belgium - 0.6%
-----------------------------------------------------------------------------------------------
Tessenderlo Chemie N.V. (Chemicals)                                  232,300         $7,778,514
-----------------------------------------------------------------------------------------------

Bermuda - 0.6%
-----------------------------------------------------------------------------------------------
ESPRIT Holdings Ltd. (Specialty Stores)                            1,697,000         $7,099,234
-----------------------------------------------------------------------------------------------

Brazil - 1.4%
-----------------------------------------------------------------------------------------------
Aracruz Celulose S.A. (Forest & Paper Products)^                      78,500         $3,002,625
-----------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone
Services)                                                            165,700          5,658,655
-----------------------------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A. (Metals & Mining)                 42,000          2,864,400
-----------------------------------------------------------------------------------------------
Votorantim Celulose e Papel S.A. (Forest & Paper
Products)                                                            185,000          6,436,150
-----------------------------------------------------------------------------------------------
                                                                                    $17,961,830
-----------------------------------------------------------------------------------------------
Canada - 6.7%
-----------------------------------------------------------------------------------------------
Aber Diamond Corp. (Metals & Mining)*                                119,700         $3,814,430
-----------------------------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil Services)                       243,039         13,486,193
-----------------------------------------------------------------------------------------------
CHC Helicopter Corp. (Other)                                         344,200          9,476,239
-----------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)*                                                          330,000          5,757,967
-----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                  392,968         17,003,668
-----------------------------------------------------------------------------------------------
Intrawest Corp. (Gaming & Lodging)                                    69,300          1,178,793
-----------------------------------------------------------------------------------------------
Manitoba Telecom Services, Inc. (Telephone Services)                 140,000          5,209,327
-----------------------------------------------------------------------------------------------
Precision Drilling Corp. (Oil Services)*                             205,400          9,610,365
-----------------------------------------------------------------------------------------------
RONA, Inc. (Specialty Stores)*                                        82,560          1,842,579
-----------------------------------------------------------------------------------------------
Talisman Energy, Inc. (Energy - Independent)                         217,960         12,849,850
-----------------------------------------------------------------------------------------------
TSX Group, Inc. (Telecommunications - Wireline)                        5,700            229,714
-----------------------------------------------------------------------------------------------
TSX Group, Inc. (Telecommunications - Wireline)#                     105,555          4,241,200
-----------------------------------------------------------------------------------------------
Workbrain Corp. (Computer Software)#*                                 52,000            680,685
-----------------------------------------------------------------------------------------------
                                                                                    $85,381,010
-----------------------------------------------------------------------------------------------
China - 0.4%
-----------------------------------------------------------------------------------------------
Beijing Datang Power Generation Co. Ltd. (Utilities -
Electric)                                                          3,276,000         $2,753,577
-----------------------------------------------------------------------------------------------
Huaneng Power International, Inc. (Utilities - Electric)           1,480,000          2,924,789
-----------------------------------------------------------------------------------------------
                                                                                     $5,678,366
-----------------------------------------------------------------------------------------------
Denmark - 0.3%
-----------------------------------------------------------------------------------------------
Novo Nordisk A/S (Pharmaceuticals)                                    90,000         $4,175,748
-----------------------------------------------------------------------------------------------

Finland - 2.0%
-----------------------------------------------------------------------------------------------
Fortum Corp. (Energy - Independent)                                  796,600         $8,147,117
-----------------------------------------------------------------------------------------------
KCI Konecranes Oyj (Machinery & Tools)                               139,983          5,248,261
-----------------------------------------------------------------------------------------------
Stora Enso Oyj (Forest & Paper Products)                             634,500          7,986,783
-----------------------------------------------------------------------------------------------
TietoEnator Oyj (Computer Software)                                   75,000          2,285,484
-----------------------------------------------------------------------------------------------
Vacon Oyj (Electronics)                                              159,200          2,093,954
-----------------------------------------------------------------------------------------------
                                                                                    $25,761,599
-----------------------------------------------------------------------------------------------
France - 3.6%
-----------------------------------------------------------------------------------------------
ALSTOM (Electrical Equipment)                                      5,142,100        $12,452,228
-----------------------------------------------------------------------------------------------
Cap Gemini S.A. (Computer Software - Systems)                         76,100          2,902,731
-----------------------------------------------------------------------------------------------
Compagnie Generale de Geophysique S.A. (Oil Services)*               145,043          6,534,480
-----------------------------------------------------------------------------------------------
Dassault Systemes S.A. (Computer Software)                            46,100          1,915,393
-----------------------------------------------------------------------------------------------
Essilor International S.A. (Medical Equipment)                        50,130          3,049,688
-----------------------------------------------------------------------------------------------
JCDecaux S.A. (Broadcast & Cable TV)                                 170,000          3,801,211
-----------------------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcast & Cable TV)                218,276          6,933,281
-----------------------------------------------------------------------------------------------
Technip (Oil Services)                                                65,000          8,789,139
-----------------------------------------------------------------------------------------------
                                                                                    $46,378,151
-----------------------------------------------------------------------------------------------

Germany - 5.2%
-----------------------------------------------------------------------------------------------
Aareal Bank AG (Banks & Credit Companies)                            144,100         $4,764,930
-----------------------------------------------------------------------------------------------
Deutsche Boerse AG (Banks & Credit Companies)                         50,100          2,843,400
-----------------------------------------------------------------------------------------------
ElringKlinger AG (Machinery & Tools)                                  30,000          3,005,517
-----------------------------------------------------------------------------------------------
Hypo Real Estate Holding AG (Real Estate)*                           509,900         14,309,723
-----------------------------------------------------------------------------------------------
Linde AG (Specialty Chemicals)                                        93,030          4,927,650
-----------------------------------------------------------------------------------------------
Porsche AG, Preferred (Automotive)                                    16,394          9,895,196
-----------------------------------------------------------------------------------------------
ProSiebenSat.1 Media AG, Preferred (Broadcast &
Cable TV)                                                            357,900          7,083,174
-----------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                        230,000         10,887,838
-----------------------------------------------------------------------------------------------
Schwarz Pharma AG (Pharmaceuticals)                                  180,000          4,947,486
-----------------------------------------------------------------------------------------------
STADA Arzneimittel AG (Pharmaceuticals)                               85,146          4,330,022
-----------------------------------------------------------------------------------------------
                                                                                    $66,994,936
-----------------------------------------------------------------------------------------------
Hong Kong - 0.6%
-----------------------------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Real Estate)*                         2,734,000         $4,948,540
-----------------------------------------------------------------------------------------------
Star Cruises Ltd. (Gaming & Lodging)                               7,870,000          2,164,250
-----------------------------------------------------------------------------------------------
                                                                                     $7,112,790
-----------------------------------------------------------------------------------------------
Hungary - 0.8%
-----------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR (Banks & Credit Companies)*                       278,600        $10,517,150
-----------------------------------------------------------------------------------------------

India - 0.6%
-----------------------------------------------------------------------------------------------
Bharti Tele-Ventures Ltd. (Telephone Services)                     1,186,800         $4,233,878
-----------------------------------------------------------------------------------------------
HDFC Bank Ltd. (Banks & Credit Companies)^                           100,000          3,008,000
-----------------------------------------------------------------------------------------------
                                                                                     $7,241,878
-----------------------------------------------------------------------------------------------
Indonesia - 0.5%
-----------------------------------------------------------------------------------------------
PT Astra International Tbk (Automotive)                            4,211,500         $2,631,112
-----------------------------------------------------------------------------------------------
PT Bank Mandiri Tbk (Banks & Credit Companies)                    16,759,000          2,739,838
-----------------------------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk (Construction)                  2,059,000            456,834
-----------------------------------------------------------------------------------------------
                                                                                     $5,827,784
-----------------------------------------------------------------------------------------------
Ireland - 2.9%
-----------------------------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks & Credit Companies)              1,399,963        $22,061,996
-----------------------------------------------------------------------------------------------
DePfa Bank PLC (Banks & Credit Companies)                             43,600          6,860,200
-----------------------------------------------------------------------------------------------
IAWS Group PLC (Specialty Chemicals)                                 400,000          4,705,570
-----------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Companies)                207,600          3,404,266
-----------------------------------------------------------------------------------------------
                                                                                    $37,032,032
-----------------------------------------------------------------------------------------------

Italy - 3.2%
-----------------------------------------------------------------------------------------------
Credito Emiliano S.p.A. (Banks & Credit Companies)                   550,000         $3,826,656
-----------------------------------------------------------------------------------------------
Fiat S.p.A. (Automotive)                                             700,000          4,835,871
-----------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                    210,500          2,592,747
-----------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                    918,400          7,451,027
-----------------------------------------------------------------------------------------------
Lottomatica S.p.A (Gaming & Lodging)                                  89,717          2,148,345
-----------------------------------------------------------------------------------------------
Mediaset S.p.A. (Broadcast & Cable TV)                               759,400          8,429,439
-----------------------------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Furniture & Appliances)             150,000          2,677,307
-----------------------------------------------------------------------------------------------
Saipem S.p.A. (Oil Services)                                         890,800          8,869,631
-----------------------------------------------------------------------------------------------
                                                                                    $40,831,023
-----------------------------------------------------------------------------------------------
Japan - 24.3%
-----------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd. (Banks & Credit Companies)              128,400         $8,010,750
-----------------------------------------------------------------------------------------------
Aiful Corp. (Banks & Credit Companies)                                75,000          7,681,048
-----------------------------------------------------------------------------------------------
ALPS ELECTRIC CO. LTD. (Electronics)                                 214,000          3,142,679
-----------------------------------------------------------------------------------------------
Asahi Breweries Ltd. (Alcoholic Beverages)                           472,000          5,468,196
-----------------------------------------------------------------------------------------------
Asahi Soft Drinks Co. Ltd. (Food & Non-Alcoholic
Beverages)                                                           698,000          5,547,286
-----------------------------------------------------------------------------------------------
Brother Industries Ltd. (Electronics)                              1,109,000         11,283,198
-----------------------------------------------------------------------------------------------
Chiba Bank Ltd. (Banks & Credit Companies)                         1,408,000          7,851,879
-----------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                     722,900         11,490,353
-----------------------------------------------------------------------------------------------
Citizen Electronics Co. Ltd. (Electronics)                           169,800         10,512,166
-----------------------------------------------------------------------------------------------
Credit Saison Co. Ltd. (Banks & Credit Companies)                    143,800          4,320,142
-----------------------------------------------------------------------------------------------
Eisai Co. Ltd. (Pharmaceuticals)                                     240,000          6,496,137
-----------------------------------------------------------------------------------------------
Fast Retailing Co. Ltd. (Specialty Stores)                            40,000          3,267,265
-----------------------------------------------------------------------------------------------
Fuji Television Network, Inc. (Broadcast & Cable TV)*                    640          1,781,446
-----------------------------------------------------------------------------------------------
Fujikura Kasei Co. Ltd. (Special Products & Services)                447,000          3,355,128
-----------------------------------------------------------------------------------------------
Fujikura Ltd. (Electrical Equipment)                                 965,000          4,983,155
-----------------------------------------------------------------------------------------------
Funai Electric Co. Ltd. (Electronics)                                 45,000          6,522,052
-----------------------------------------------------------------------------------------------
HUNET, Inc. (Real Estate)                                          2,327,000          5,985,852
-----------------------------------------------------------------------------------------------
Jaccs Co. Ltd. (Banks & Credit Companies)                          1,809,000         11,181,994
-----------------------------------------------------------------------------------------------
Kibun Food Chemifa Co. Ltd. (Food & Non-Alcoholic
Beverages)                                                           609,000          9,148,006
-----------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc. (Electronics)                          551,000          7,869,540
-----------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)                                      111,300          4,262,485
-----------------------------------------------------------------------------------------------
Mitsui Mining & Smelting Co. Ltd. (Machinery & Tools)                705,000          3,072,131
-----------------------------------------------------------------------------------------------
Mitsui Sumitomo Insurance Co. Ltd. (Insurance)                       344,000          3,658,415
-----------------------------------------------------------------------------------------------
Musashi Seimitsu Industry Co. Ltd. (Automotive)                      105,000          3,880,117
-----------------------------------------------------------------------------------------------
Nikko Cordial Corp. (Brokerage & Asset Managers)                   1,033,000          6,841,388
-----------------------------------------------------------------------------------------------
Nippon Broadcasting System, Inc. (Broadcast & Cable TV)              100,480          5,063,301
-----------------------------------------------------------------------------------------------
Nippon Electric Glass Co. Ltd. (Electronics)                         262,000          6,110,860
-----------------------------------------------------------------------------------------------
Nippon Oil Corp. (Energy - Independent)                              713,000          4,078,783
-----------------------------------------------------------------------------------------------
Nishimatsuya Chain Co. Ltd. (Specialty Stores)                       228,960          8,680,635
-----------------------------------------------------------------------------------------------
Nissin Kogyo Co. Ltd. (Automotive)                                   124,800          3,258,204
-----------------------------------------------------------------------------------------------
Oki Electric Industry Co. Ltd. (Electrical Equipment)                600,000          2,839,180
-----------------------------------------------------------------------------------------------
Olympus Corp. (Medical Equipment)                                    150,000          3,225,032
-----------------------------------------------------------------------------------------------
Pentax Corp. (Furniture & Appliances)                                624,000          3,659,490
-----------------------------------------------------------------------------------------------
ROUND ONE Corp. (Entertainment)                                        3,594          6,657,791
-----------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                      252,600         10,183,040
-----------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                           2,670,000         18,221,145
-----------------------------------------------------------------------------------------------
Shinsei Bank Ltd. (Banks & Credit Companies)                         263,000          2,082,593
-----------------------------------------------------------------------------------------------
Shionogi & Co. Ltd. (Pharmaceuticals)                                117,000          2,064,078
-----------------------------------------------------------------------------------------------
Stanley Electric Co. Ltd. (Electronics)                              512,000          9,769,698
-----------------------------------------------------------------------------------------------
Sumitomo Bakelite Co. Ltd. (Specialty Chemicals)                   1,752,000         11,468,676
-----------------------------------------------------------------------------------------------
Sumitomo Real Estate Sales Co. Ltd. (Real Estate)                     78,900          3,786,534
-----------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)                            114,980          8,001,200
-----------------------------------------------------------------------------------------------
Tamron Co. Ltd. (Leisure & Toys)                                     203,000         11,106,205
-----------------------------------------------------------------------------------------------
Tanabe Seiyaku Co. Ltd. (Pharmaceuticals)                            900,000          9,027,211
-----------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)               490,000          9,829,630
-----------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)                      854,000          3,229,601
-----------------------------------------------------------------------------------------------
Unicharm (Consumer Goods & Services)                                 140,700          6,725,402
-----------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)                                        266,200          4,969,612
-----------------------------------------------------------------------------------------------
                                                                                   $311,650,709
-----------------------------------------------------------------------------------------------
Luxembourg - 1.2%
-----------------------------------------------------------------------------------------------
Arcelor S.A. (Metals & Mining)                                       400,000         $7,257,494
-----------------------------------------------------------------------------------------------
Tenaris S.A. (Oil Services)                                          244,900          8,030,271
-----------------------------------------------------------------------------------------------
                                                                                    $15,287,765
-----------------------------------------------------------------------------------------------
Malaysia - 0.3%
-----------------------------------------------------------------------------------------------
New Straits Times Press (Printing & Publishing)+                   3,046,000         $3,559,011
-----------------------------------------------------------------------------------------------

Mexico - 4.2%
-----------------------------------------------------------------------------------------------
Alfa S.A de C.V. (Conglomerates)                                   1,550,000         $5,893,009
-----------------------------------------------------------------------------------------------
Controladora Comercial Mexicana S.A. de C.V. (General
Merchandise)                                                       4,751,300          6,099,312
-----------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V. (Specialty Stores)                      1,769,700         11,699,318
-----------------------------------------------------------------------------------------------
Grupo Financiero Inbursa S.A. de C.V. (Banks & Credit
Companies)                                                         8,123,600         10,791,740
-----------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                      280,700         13,288,338
-----------------------------------------------------------------------------------------------
TV Azteca S.A. de C.V. (Broadcast & Cable TV)^                       658,000          6,198,360
-----------------------------------------------------------------------------------------------
                                                                                    $53,970,077
-----------------------------------------------------------------------------------------------
Netherlands - 3.1%
-----------------------------------------------------------------------------------------------
Euronext N.V. (Banks & Credit Companies)                             140,900         $4,200,133
-----------------------------------------------------------------------------------------------
Fugro N.V. (Oil Services)*                                           163,076          9,844,650
-----------------------------------------------------------------------------------------------
IHC Caland N.V. (Oil Services)*                                      118,100          6,087,165
-----------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)*                                    672,080         19,249,400
-----------------------------------------------------------------------------------------------
                                                                                    $39,381,348
-----------------------------------------------------------------------------------------------
Papua New Guinea - 0.3%
-----------------------------------------------------------------------------------------------
Oil Search Ltd. (Energy - Independent)                             4,648,000         $4,113,042
-----------------------------------------------------------------------------------------------

Portugal - 0.2%
-----------------------------------------------------------------------------------------------
Portugal Telecom SGPS S.A. (Telephone Services)^                     256,810         $2,878,840
-----------------------------------------------------------------------------------------------

Singapore - 1.3%
-----------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                   597,000         $5,134,870
-----------------------------------------------------------------------------------------------
MobileOne Ltd. (Telecommunications - Wireless)                     4,500,000          3,870,505
-----------------------------------------------------------------------------------------------
Neptune Orient Lines Ltd. (Railroad & Shipping)                    1,447,000          1,892,803
-----------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)             3,830,000          5,330,247
-----------------------------------------------------------------------------------------------
                                                                                    $16,228,425
-----------------------------------------------------------------------------------------------
South Africa - 0.4%
-----------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious Metals &
Minerals)                                                             30,700         $2,509,385
-----------------------------------------------------------------------------------------------
Investec Ltd. (Brokerage & Asset Managers)                           162,305          3,231,435
-----------------------------------------------------------------------------------------------
                                                                                     $5,740,820
-----------------------------------------------------------------------------------------------
South Korea - 2.0%
-----------------------------------------------------------------------------------------------
Daewoo Motor Sales Corp. (Automotive)                                283,410         $2,182,834
-----------------------------------------------------------------------------------------------
Hyundai Motor Co. (Automotive)                                       173,540          7,931,873
-----------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd. (Electrical Equipment)                          105,910         15,519,979
-----------------------------------------------------------------------------------------------
                                                                                    $25,634,686
-----------------------------------------------------------------------------------------------

Spain - 2.8%
-----------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)                                               400,000        $12,120,408
-----------------------------------------------------------------------------------------------
Antena 3 Television S.A. (Broadcast & Cable TV)*                     266,300         12,275,600
-----------------------------------------------------------------------------------------------
Banco de Sabadell S.A. (Banks & Credit Companies)                    140,300          2,804,262
-----------------------------------------------------------------------------------------------
Cortefiel S.A. (Apparel Manufacturers)                               143,382          1,499,908
-----------------------------------------------------------------------------------------------
Enagas S.A. (Natural Gas - Pipeline)                                 575,412          6,670,078
-----------------------------------------------------------------------------------------------
                                                                                    $35,370,256
-----------------------------------------------------------------------------------------------
Sweden - 3.4%
-----------------------------------------------------------------------------------------------
Atlas Copco AB (Machinery & Tools)                                    68,600         $2,435,718
-----------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                           368,500         14,988,010
-----------------------------------------------------------------------------------------------
Biacore International AB (Medical Equipment)                         155,000          3,614,202
-----------------------------------------------------------------------------------------------
D. Carnegie & Co. AB (Brokerage & Asset Managers)                    605,600          6,900,053
-----------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)                                       160,000          5,098,039
-----------------------------------------------------------------------------------------------
Svenska Handelsbanken AB, "A" (Banks & Credit Companies)             152,090          2,871,333
-----------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)                                           782,400          7,981,558
-----------------------------------------------------------------------------------------------
                                                                                    $43,888,913
-----------------------------------------------------------------------------------------------
Switzerland - 2.4%
-----------------------------------------------------------------------------------------------
Actelion Ltd. (Pharmaceuticals)                                       42,800         $4,627,027
-----------------------------------------------------------------------------------------------
Bank Sarasin & Compagnie AG, "B" (Banks & Credit
Companies)                                                             2,100          3,314,263
-----------------------------------------------------------------------------------------------
Basilea Pharmaceutica AG (Biotechnology)*                             32,310          2,466,753
-----------------------------------------------------------------------------------------------
Julius Baer Holding Ltd., "B" (Brokerage & Asset
Managers)                                                             16,278          4,701,320
-----------------------------------------------------------------------------------------------
Nobel Biocare Holding AG (Medical Equipment)                          40,900          5,615,782
-----------------------------------------------------------------------------------------------
Straumann Holding AG (Medical Equipment)                              21,182          3,660,571
-----------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                              3,500          3,587,690
-----------------------------------------------------------------------------------------------
Vontobel Holdings AG (Brokerage & Asset Managers)                    149,000          3,174,591
-----------------------------------------------------------------------------------------------
                                                                                    $31,147,997
-----------------------------------------------------------------------------------------------
Taiwan - 0.9%
-----------------------------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd. (Banks & Credit
Companies)                                                         2,366,000         $2,836,328
-----------------------------------------------------------------------------------------------
Flexium Interconnect, Inc. (Electrical Equipment)*                 1,300,000          1,846,434
-----------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co. Ltd. (Personal Computers
& Peripherals)                                                     1,164,400          5,035,721
-----------------------------------------------------------------------------------------------
Optimax Technology Corp. (Electronics)                               500,000          1,813,354
-----------------------------------------------------------------------------------------------
                                                                                    $11,531,837
-----------------------------------------------------------------------------------------------

Thailand - 0.4%
-----------------------------------------------------------------------------------------------
Airports of Thailand Public Co., Ltd. (Airlines)*                  2,304,700         $2,745,438
-----------------------------------------------------------------------------------------------
Hana Microelectronics Public Co. Ltd. (Electronics)                  609,400          2,173,933
-----------------------------------------------------------------------------------------------
                                                                                     $4,919,371
-----------------------------------------------------------------------------------------------
United Kingdom - 16.7%
-----------------------------------------------------------------------------------------------
Aggregate Industries PLC (Construction)                            3,178,500         $4,972,393
-----------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)*                                     111,100          3,087,469
-----------------------------------------------------------------------------------------------
Arriva PLC (Airlines)                                                700,000          4,866,613
-----------------------------------------------------------------------------------------------
Bloomsbury Publishing PLC (Printing & Publishing)                    812,800          3,904,348
-----------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)                                  138,320          2,292,414
-----------------------------------------------------------------------------------------------
Bodycote International PLC (Electrical Equipment)                  2,624,150          6,532,061
-----------------------------------------------------------------------------------------------
Burberry Group PLC (Apparel Manufacturers)                           585,000          3,840,999
-----------------------------------------------------------------------------------------------
Capita Group PLC (Business Services)                               1,100,000          6,316,429
-----------------------------------------------------------------------------------------------
Celltech Group PLC (Biotechnology)                                 1,224,000         10,486,376
-----------------------------------------------------------------------------------------------
Close Brothers Group PLC (Banks & Credit Companies)                  300,200          4,420,028
-----------------------------------------------------------------------------------------------
Collins Stewart Tullett PLC (Brokerage & Asset Managers)             494,900          4,098,777
-----------------------------------------------------------------------------------------------
Cookson Group PLC (Electronics)                                   12,708,000         10,641,747
-----------------------------------------------------------------------------------------------
CSR PLC (Telecommunications - Wireline)*                             130,810            570,576
-----------------------------------------------------------------------------------------------
easyJet Airline Co. Ltd. (Airlines)                                1,758,800          9,937,546
-----------------------------------------------------------------------------------------------
Intertek Group PLC (Special Products & Services)                     202,510          1,934,364
-----------------------------------------------------------------------------------------------
Invensys PLC (Electrical Equipment)                               18,365,971          6,591,327
-----------------------------------------------------------------------------------------------
Johnson Service Group PLC (Consumer Goods & Services)                365,200          2,638,121
-----------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                         2,343,834         22,603,852
-----------------------------------------------------------------------------------------------
Kesa Electricals PLC (Specialty Stores)                            1,975,772          9,781,680
-----------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)                                  1,985,821         10,544,118
-----------------------------------------------------------------------------------------------
Next PLC (General Merchandise)                                       320,820          8,443,486
-----------------------------------------------------------------------------------------------
PHS Group PLC (Business Services)                                  1,613,300          2,598,050
-----------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                    713,508         17,662,227
-----------------------------------------------------------------------------------------------
Schroders PLC (Brokerage & Asset Managers)                           230,000          2,920,796
-----------------------------------------------------------------------------------------------
Severn Trent PLC (Utilities - Electric)                              400,000          5,602,334
-----------------------------------------------------------------------------------------------
Signet Group PLC (Specialty Stores)                                3,205,500          6,489,523
-----------------------------------------------------------------------------------------------
Taylor & Francis Group PLC (Printing & Publishing)                   490,000          5,171,944
-----------------------------------------------------------------------------------------------
Taylor Nelson Sofres PLC (Broadcast & Cable TV)                      633,700          2,280,105
-----------------------------------------------------------------------------------------------
United Utilities PLC, "A" (Utilities - Electric)                   1,382,000          8,132,853
-----------------------------------------------------------------------------------------------
WH Smith PLC (Specialty Stores)                                      143,800            658,996
-----------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                    741,810          7,089,139
-----------------------------------------------------------------------------------------------
Wolfson Microelectronics PLC (Electronics)*                          683,250          3,395,219
-----------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                              2,303,640         13,662,553
-----------------------------------------------------------------------------------------------
                                                                                   $214,168,463
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                             $1,237,773,728
-----------------------------------------------------------------------------------------------

U.S. Stocks - 2.2%
-----------------------------------------------------------------------------------------------
Business Services - 0.5%
-----------------------------------------------------------------------------------------------
Manpower, Inc.                                                       135,310         $6,291,915
-----------------------------------------------------------------------------------------------

Containers - 0.2%
-----------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.*                                       148,025         $2,603,760
-----------------------------------------------------------------------------------------------

Oil Services - 1.0%
-----------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                  459,800        $12,768,646
-----------------------------------------------------------------------------------------------

Printing & Publishing - 0.5%
-----------------------------------------------------------------------------------------------
Bowne & Co., Inc.                                                    352,600         $6,029,460
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $27,693,781
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,037,169,948)                                   $1,265,467,509
-----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 0.4%
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       5,562,400         $5,562,400
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,042,732,348)                              $1,271,029,909
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.8%                                                 9,816,876
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                              $1,280,846,785
-----------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.
# SEC Rule 144A restriction.
+ Restricted security.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 3/31/04

ASSETS

Investments, at value, including $5,424,783 of
securities on loan (identified cost, $1,042,732,348)         $1,271,029,909
---------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $1,359,292)          1,387,215
---------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange
contracts                                                         3,920,624
---------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange
contracts subject to master netting agreements                    1,980,816
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                  11,247,227
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                  11,304,470
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 3,996,817
---------------------------------------------------------------------------------------------------
Other assets                                                              7
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,304,867,085
---------------------------------------------------------------------------------------------------

LIABILITIES

Notes payable                                                    $4,789,000
---------------------------------------------------------------------------------------------------
Payable to custodian                                                 83,969
---------------------------------------------------------------------------------------------------
Distributions payable                                                19,687
---------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts              80,776
---------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts
subject to master netting agreements                                645,842
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                11,216,953
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                1,281,648
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        5,562,400
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                     32,281
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       135,356
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       15,666
---------------------------------------------------------------------------------------------------
  Administrative fee                                                    582
---------------------------------------------------------------------------------------------------
  Program manager fee                                                     6
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              156,134
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       $24,020,300
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,280,846,785
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Net assets consist of

Paid-in capital                                                $996,409,774
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 233,559,809
---------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
investments and foreign currency transactions                    53,044,769
---------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                           (2,167,567)
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,280,846,785
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                65,709,017
---------------------------------------------------------------------------------------------------
Class A shares

  Net assets                                                   $790,683,006
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             40,436,789
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $19.55
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$19.55)                                                $20.75
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $156,371,810
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              8,149,392
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $19.19
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                   $149,256,141
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              7,787,741
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $19.17
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                   $173,752,007
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              8,782,217
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $19.78
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                     $9,742,881
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                499,108
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $19.52
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                         $5,814
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 298.44
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $19.48
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class 529A shares

  Net assets                                                       $714,033
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 36,657
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                             $19.48
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$19.48)                                                $20.67
---------------------------------------------------------------------------------------------------

Class 529B shares

  Net assets                                                       $123,127
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                  6,443
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $19.11
---------------------------------------------------------------------------------------------------

Class 529C shares

  Net assets                                                       $197,966
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 10,372
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $19.09
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A and 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C Class 529B and
Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS (unaudited)
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 3/31/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                       $7,923,248
--------------------------------------------------------------------------------------------------
  Interest                                                           225,667
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (802,860)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $7,346,055
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $4,538,602
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               7,975
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        956,800
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                           1,036,210
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             609,741
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             546,452
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                             13,330
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 11
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529A)                              869
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529B)                              449
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class 529C)                              744
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529A)                                       621
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529B)                                       112
--------------------------------------------------------------------------------------------------
  Program manager fee (Class 529C)                                       186
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    6
--------------------------------------------------------------------------------------------------
  Administrative fee                                                  49,442
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      645,912
--------------------------------------------------------------------------------------------------
  Printing                                                            46,852
--------------------------------------------------------------------------------------------------
  Postage                                                             25,351
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       19,841
--------------------------------------------------------------------------------------------------
  Legal fees                                                           2,262
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                       34,417
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $8,536,185
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (2,457)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $8,533,728
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    $(1,187,673)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
  Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                        $67,000,867
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                   (2,684,397)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $64,316,470
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                   $140,760,294
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                         4,757,857
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                           $145,518,151
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $209,834,621
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $208,646,948
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED             YEAR ENDED
                                                                3/31/04                   9/30/03
                                                              (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income (loss)                                $(1,187,673)                $1,199,467
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                        64,316,470                  4,979,178
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                        145,518,151                105,464,344
--------------------------------------------------         ------------               ------------
Increase in net assets from operations                     $208,646,948               $111,642,989
--------------------------------------------------         ------------               ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  (Class A)                                                   $(341,412)                       $--
--------------------------------------------------------------------------------------------------
  (Class I)                                                    (208,909)                        --
--------------------------------------------------------------------------------------------------
  (Class R1)                                                     (5,097)                        --
--------------------------------------------------------------------------------------------------
  (Class R2)                                                        (10)                        --
--------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
--------------------------------------------------------------------------------------------------
  (Class A)                                                  (3,151,866)                        --
--------------------------------------------------------------------------------------------------
  (Class B)                                                    (665,920)                        --
--------------------------------------------------------------------------------------------------
  (Class C)                                                    (593,862)                        --
--------------------------------------------------------------------------------------------------
  (Class I)                                                    (620,716)                        --
--------------------------------------------------------------------------------------------------
  (Class R1)                                                    (21,486)                        --
--------------------------------------------------------------------------------------------------
  (Class R2)                                                        (29)                        --
--------------------------------------------------------------------------------------------------
  (Class 529A)                                                   (2,598)                        --
--------------------------------------------------------------------------------------------------
  (Class 529B)                                                     (452)                        --
--------------------------------------------------------------------------------------------------
  (Class 529C)                                                     (802)                        --
--------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                $(5,613,159)                       $--
--------------------------------------------------         ------------               ------------
Net increase in net assets from fund share
transactions                                               $481,602,719               $275,272,994
--------------------------------------------------         ------------               ------------
Redemption fees                                                 $21,606                        $--
--------------------------------------------------         ------------               ------------
Total increase in net assets                               $684,658,114               $386,915,983
--------------------------------------------------         ------------               ------------

Statement of Changes in Net Assets (unaudited) - continued

NET ASSETS

At beginning of period                                     $596,188,671               $209,272,688
--------------------------------------------------------------------------------------------------
At end of period (including accumulated
distributions in excess of net investment income of
$(2,167,567) and accumulated net investment loss of
$(424,466)                                               $1,280,846,785               $596,188,671
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                  SIX MONTHS                                       YEAR ENDED 9/30
                                     ENDED          ------------------------------------------------------------------------
CLASS A                             3/31/04           2003             2002             2001           2000         1999
                                  (UNAUDITED)

Net asset value, beginning of
period                              $15.48           $11.82           $11.68           $15.24         $13.15          $9.42
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)(S)                         $(0.01)           $0.07            $0.02            $0.05         $(0.10)        $(0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                4.19             3.59             0.12^           (3.45)          6.62           3.78
-------------------------------     ------            -----           ------           ------         ------         ------
Total from investment
operations                           $4.18            $3.66            $0.14           $(3.40)         $6.52          $3.77
-------------------------------     ------            -----           ------           ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income        $(0.01)             $--              $--              $--            $--         $(0.04)
----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions              (0.10)              --            (0.00)+++        (0.08)         (4.43)         (0.00)+++
----------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --               --               --            (0.08)            --             --
-------------------------------     ------            -----           ------           ------         ------         ------
Total distributions declared
to shareholders                     $(0.11)             $--           $(0.00)+++       $(0.16)        $(4.43)        $(0.04)
-------------------------------     ------            -----           ------           ------         ------         ------
Net asset value,
end of period                       $19.55           $15.48           $11.82           $11.68         $15.24         $13.15
-------------------------------     ------            -----           ------           ------         ------         ------
Total return (%)(+)                  27.09++          31.08             1.11           (22.52)         53.54          40.11
----------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                  SIX MONTHS                                       YEAR ENDED 9/30
                                     ENDED          ------------------------------------------------------------------------
CLASS A (CONTINUED)                 3/31/04           2003             2002             2001           2000         1999
                                  (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                            1.67+            1.62             1.64             1.66           1.77           1.78
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (0.14)+           0.51             0.13             0.37          (0.62)         (0.13)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      36               88              130              136            152            162
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $790,683         $371,042         $121,779          $20,858           $202           $122
----------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. From October 1, 2000 through September 30, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003. Prior to October 1, 2000, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 1.75% annually; in addition the investment adviser and distributor waived their fees. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)        $(0.01)           $0.04           $(0.02)          $(0.11)        $(0.43)        $(0.32)
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                            1.67+            1.81             1.89             2.86           3.92           4.54
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         (0.14)+           0.32            (0.12)           (0.84)         (2.77)         (2.89)
----------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                      SIX MONTHS              YEAR ENDED 9/30                   PERIOD
                                                        ENDED           -----------------------------            ENDED
CLASS B                                                3/31/04             2003              2002               9/30/01*
                                                     (UNAUDITED)

Net asset value, beginning of period                   $15.23             $11.70            $11.65               $15.23
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                               $(0.07)            $(0.02)           $(0.07)              $(0.02)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       4.13               3.55              0.12^               (3.42)
-------------------------------------------            ------             ------            ------               ------
Total from investment operations                        $4.06              $3.53             $0.05               $(3.44)
-------------------------------------------            ------             ------            ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                        $(0.10)               $--            $(0.00)+++           $(0.07)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                        --                 --                --                (0.07)
-------------------------------------------            ------             ------            ------               ------
Total distributions declared to shareholders           $(0.10)               $--            $(0.00)+++           $(0.14)
-------------------------------------------            ------             ------            ------               ------
Net asset value, end of period                         $19.19             $15.23            $11.70               $11.65
-------------------------------------------            ------             ------            ------               ------
Total return (%)                                        26.73++            30.17              0.43               (22.84)++
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               2.32+              2.27              2.29                 2.31+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.80)+            (0.17)            (0.55)               (0.18)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         36                 88               130                  136
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $156,372            $84,767           $45,299               $7,735
-----------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that
    Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003.
    To the extent actual expenses were over these limitations, the net investment loss per share and the ratio would have been:

Net investment loss                                    $(0.07)            $(0.05)           $(0.10)              $(0.18)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               2.32+              2.46              2.54                 3.51+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.80)+            (0.36)            (0.80)               (1.39)+
-----------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                     SIX MONTHS               YEAR ENDED 9/30                    PERIOD
                                                       ENDED           -----------------------------             ENDED
CLASS C                                               3/31/04              2003              2002               9/30/01*
                                                    (UNAUDITED)

Net asset value, beginning of period                   $15.22             $11.69            $11.63               $15.23
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                               $(0.07)            $(0.02)           $(0.07)              $(0.03)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       4.12               3.55              0.13^               (3.43)
-------------------------------------------            ------             ------            ------               ------
Total from investment operations                        $4.05              $3.53             $0.06               $(3.46)
-------------------------------------------            ------             ------            ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and
  foreign currency transactions                        $(0.10)               $--            $(0.00)+++           $(0.07)
-----------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
  and foreign currency transactions                        --                 --                --                (0.07)
-------------------------------------------            ------             ------            ------               ------
Total distributions declared to shareholders           $(0.10)               $--            $(0.00)+++           $(0.14)
-------------------------------------------            ------             ------            ------               ------
Net asset value, end of period                         $19.17             $15.22            $11.69               $11.63
-------------------------------------------            ------             ------            ------               ------
Total return (%)                                        26.69++            30.20              0.52               (22.98)++
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                               2.33+              2.27              2.29                 2.31+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.77)+            (0.17)            (0.55)               (0.24)+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         36                 88               130                  136
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $149,256            $69,101           $28,694               $4,910
-----------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by
    MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses peviously borne by MFS under the current agreement have been paid by the fund. Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on October 1, 2003. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss                                    $(0.07)            $(0.04)           $(0.10)              $(0.19)
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                               2.33+              2.46              2.54                 3.51+
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                     (0.77)+            (0.36)            (0.80)               (1.45)+
-----------------------------------------------------------------------------------------------------------------------
  * For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                  SIX MONTHS                                     YEAR ENDED 9/30
                                     ENDED         -----------------------------------------------------------------------
CLASS I                             3/31/04           2003             2002            2001             2000          1999
                                  (UNAUDITED)

Net asset value, beginning of
period                              $15.65           $11.91           $11.73           $15.25         $13.16          $9.42
---------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)(S)                          $0.02            $0.12            $0.06            $0.07         $(0.10)        $(0.03)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign
  currency                            4.24             3.62             0.12^           (3.43)          6.62           3.81
-------------------------------------------          ------           ------           ------         ------         ------
Total from investment
operations                           $4.26            $3.74            $0.18           $(3.36)         $6.52          $3.78
-------------------------------------------          ------           ------           ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income        $(0.03)             $--              $--              $--            $--         $(0.04)
---------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions              (0.10)              --            (0.00)+++        (0.08)         (4.43)         (0.00)+++
---------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --               --               --            (0.08)            --             --
-------------------------------------------          ------           ------           ------         ------         ------
Total distributions declared
to shareholders                     $(0.13)             $--           $(0.00)+++       $(0.16)        $(4.43)        $(0.04)
-------------------------------------------          ------           ------           ------         ------         ------
Net asset value,
end of period                       $19.78           $15.65           $11.91           $11.73         $15.25         $13.16
-------------------------------------------          ------           ------           ------         ------         ------
Total return (%)                     27.35++          31.40             1.53           (22.21)         53.50          40.22
---------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                   SIX MONTHS                                    YEAR ENDED 9/30
                                      ENDED          -----------------------------------------------------------------------
CLASS I (CONTINUED)                  3/31/04           2003             2002            2001           2000          1999
                                   (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                            1.33+            1.27             1.29             1.31           1.77           1.78
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          0.22+            0.89             0.46             0.53          (0.59)         (0.23)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      36               88              130              136            152            162
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $173,752          $69,214          $13,456           $2,391         $2,709           $985
---------------------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. From October 1, 2000 through September 30, 2003, MFS agreed to bear a portion of the fund's Other
    Expenses such that Other Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on
    October 1, 2003. Prior to October 1, 2000, MFS agreed to bear a portion of the fund's Other Expenses such that Other
    Expenses did not exceed 1.75% annually; in addition the investment adviser waived its fee. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)         $0.02            $0.09            $0.03           $(0.09)        $(0.36)        $(0.29)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                            1.33+            1.46             1.54             2.51           3.42           4.04
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          0.22+            0.70             0.21            (0.68)         (2.27)         (2.49)
---------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  ^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                                          SIX MONTHS              PERIOD
                                                                             ENDED                 ENDED
CLASS R1                                                                    3/31/04               9/30/03*
                                                                          (UNAUDITED)

Net asset value, beginning of period                                         $15.47                $12.26
---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment income (loss)(S)                                             $(0.01)                $0.04
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency          4.18                  3.17
-------------------------------------------------------------------------   -------                   ---
Total from investment operations                                              $4.17                 $3.21
-------------------------------------------------------------------------   -------                   ---

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net investment income                                                  $(0.02)                  $--
---------------------------------------------------------------------------------------------------------
 From net realized gain on investments and foreign currency
 transactions                                                                 (0.10)                   --
-------------------------------------------------------------------------   -------                   ---
Total distributions declared to shareholders                                 $(0.12)                  $--
-------------------------------------------------------------------------   -------                   ---
Net asset value, end of period                                               $19.52                $15.47
-------------------------------------------------------------------------   -------                   ---
Total return (%)                                                              27.07++               26.18++
---------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                                     1.86+                 1.77+
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  (0.14)+                0.44+
---------------------------------------------------------------------------------------------------------
Portfolio turnover                                                               36                    88
---------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                    $9,743                $1,596
---------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other
    Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on
    October 1, 2003. To the extent actual expenses were over this limitations, the net investment income
    (loss) per share and the ratios would have been:

Net investment income (loss)                                                 $(0.01)                $0.03
---------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                                     1.86+                 1.96+
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                  (0.14)+                0.25+
---------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through September 30, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 PERIOD
                                                                  ENDED
CLASS R2                                                        3/31/04*
                                                               (UNAUDITED)

Net asset value, beginning of period                              $16.80
------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment loss(S)                                           $(0.04)
------------------------------------------------------------------------
 Net realized and unrealized gain on investments and
 foreign currency                                                   2.85
--------------------------------------------------------------  --------
Total from investment operations                                   $2.81
--------------------------------------------------------------  --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

 From net invesetment income                                      $(0.03)
------------------------------------------------------------------------
 From net realized gain on investments and foreign
 currency transactions                                             (0.10)
--------------------------------------------------------------  --------
Total distributions declared to shareholders                      $(0.13)
--------------------------------------------------------------  --------
Net asset value, end of period                                    $19.48
--------------------------------------------------------------  --------
Total return (%)                                                   16.84++
------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                                          2.04+
------------------------------------------------------------------------
Net investment loss                                                (0.50)+
------------------------------------------------------------------------
Portfolio turnover                                                    36
------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                             $6
------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

Net investment loss                                               $(0.04)
------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                          2.04+
------------------------------------------------------------------------
Net investment loss                                                (0.50)+
------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through March 31, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                               SIX MONTHS            YEAR                 PERIOD
                                                                  ENDED              ENDED                ENDED
CLASS 529A                                                       3/31/04            9/30/03              9/30/02*
                                                               (UNAUDITED)

Net asset value, beginning of period                             $15.43              $11.81               $12.74
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income (loss)(S)                                $(0.03)              $0.07                $0.00+++
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             4.18                3.55                (0.93)
----------------------------------------------------------       ------              ------               ------
Total from investment operations                                  $4.15               $3.62               $(0.93)
----------------------------------------------------------       ------              ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                          $(0.10)                $--                  $--
----------------------------------------------------------       ------              ------               ------
Total distributions declared to shareholders                     $(0.10)                $--                  $--
----------------------------------------------------------       ------              ------               ------
Net asset value, end of period                                   $19.48              $15.43               $11.81
----------------------------------------------------------       ------              ------               ------
Total return (%)(+)                                               26.97++             30.76                (7.38)++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         1.93+               1.87                 1.89+
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      (0.36)+              0.50                 0.09+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   36                  88                  130
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $714                $297                  $32
----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other
    Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on
    October 1, 2003. To the extent actual expenses were over these limitations, the net investment income
    (loss) per share and the ratios would have been:

Net investment income (loss)                                     $(0.03)              $0.04               $(0.00)+++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         1.93+               2.06                 2.14+
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      (0.36)+              0.31                (0.16)+
----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529A shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                               SIX MONTHS             YEAR                PERIOD
                                                                  ENDED               ENDED               ENDED
CLASS 529B                                                       3/31/04             9/30/03             9/30/02*
                                                               (UNAUDITED)

Net asset value, beginning of period                             $15.19              $11.70               $12.63
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.09)             $(0.05)              $(0.02)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             4.11                3.54                (0.91)
----------------------------------------------------------       ------              ------               ------
Total from investment operations                                  $4.02               $3.49               $(0.93)
----------------------------------------------------------       ------              ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                          $(0.10)                $--                  $--
----------------------------------------------------------       ------              ------               ------
Total distributions declared to shareholders                     $(0.10)                $--                  $--
----------------------------------------------------------       ------              ------               ------
Net asset value, end of period                                   $19.11              $15.19               $11.70
----------------------------------------------------------       ------              ------               ------
Total return (%)                                                  26.54++             29.83                (7.44)++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         2.58+               2.52                 2.54+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (1.02)+             (0.39)               (0.98)+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   36                  88                  130
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $123                 $70                   $6
----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other
    Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on
    October 1, 2003. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.09)             $(0.07)              $(0.02)
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         2.58+               2.71                 2.79+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (1.02)+             (0.58)               (1.23)+
----------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class 529B shares, July 31, 2002, through September 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                                               SIX MONTHS            YEAR                PERIOD
                                                                  ENDED              ENDED               ENDED
CLASS 529C                                                       3/31/04            9/30/03             9/30/02*
                                                               (UNAUDITED)

Net asset value, beginning of period                             $15.17              $11.69               $12.62
----------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment loss(S)                                         $(0.09)             $(0.01)              $(0.02)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             4.11                3.49                (0.91)
--------------------------------------------------------         ------              ------               ------
Total from investment operations                                  $4.02               $3.48               $(0.93)
--------------------------------------------------------         ------              ------               ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net realized gain on investments and foreign
  currency transactions                                          $(0.10)                $--                  $--
--------------------------------------------------------         ------              ------               ------
Total distributions declared to shareholders                     $(0.10)                $--                  $--
--------------------------------------------------------         ------              ------               ------
Net asset value, end of period                                   $19.09              $15.17               $11.69
--------------------------------------------------------         ------              ------               ------
Total return (%)                                                  26.58++             29.88                (7.45)++
----------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA(S):

Expenses##                                                         2.57+               2.52                 2.54+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (1.03)+             (0.09)               (0.92)+
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   36                  88                  130
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                          $198                $102                   $7
----------------------------------------------------------------------------------------------------------------

(S) Effective January 1, 2004, MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other
    Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.65% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund.
    Prior to October 1, 2003, MFS agreed to bear a portion of the fund's Other Expenses such that Other
    Expenses did not exceed 0.30% annually. This previous expense reimbursement agreement expired on
    October 1, 2003. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss                                              $(0.09)             $(0.04)              $(0.02)
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                                         2.57+               2.71                 2.79+
----------------------------------------------------------------------------------------------------------------
Net investment loss                                               (1.03)+             (0.28)               (0.17)+
----------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class 529C shares, July 31, 2002, through September 30, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT TERM FEES - The fund charges a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 days following the acquisition (either by purchase or exchange) of certain fund shares made on or after December 8, 2003. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended March 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended
September 30, 2003 and September 30, 2002 was as follows:

                                                     9/30/03           9/30/02

Distributions declared from:
--------------------------------------------------------------------------------
  Ordinary income                                        $--               $--
--------------------------------------------------------------------------------
  Long-term capital gain                                  --               278
--------------------------------------------------------------------------------
  Total distributions declared                           $--              $278
--------------------------------------------------------------------------------

The fund paid no distributions for the year ended September 30, 2003.

As of September 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                         $549,553
--------------------------------------------------------------------------------
Capital loss carryforward                                           (5,027,801)
--------------------------------------------------------------------------------
Unrealized appreciation                                             85,987,121
--------------------------------------------------------------------------------
Other temporary differences                                           (105,651)
--------------------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

EXPIRATION DATE

September 30, 2010                                                 $(1,008,491)
--------------------------------------------------------------------------------
September 30, 2011                                                  (4,019,310)
--------------------------------------------------------------------------------
Total                                                              $(5,027,801)
--------------------------------------------------------------------------------

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                0.975%
--------------------------------------------------------------------------------
Next $500 million of average net assets                                 0.925%
--------------------------------------------------------------------------------

MFS has contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.40% annually. This arrangement is effected by MFS bearing all of the fund's Other Expenses during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than 0.40% of average daily net assets for Class A, Class B, Class C, Class I, and Class R1 and not greater than 0.65% of average daily net assets for Class R2, Class 529A, Class 529B, and Class 529C. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to unreimbursed amounts paid by MFS under the current agreement. For the six months ended March 31, 2004, the fund's other expenses did not exceed the expense reimbursement agreement. This agreement will terminate on the earlier of January 31, 2006 or such date as all expenses previously borne by MFS under the current agreement have been paid by the fund. The fund will not be required to reimburse MFS the $1,202,188 for expenses borne under a previous agreement that expired on October 1, 2003.

The fund pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded retirement benefit deferral plan for current Trustees. Included in Trustees' compensation is a net increase of $1,625 as a result of the change in the fund's pension liability for current Trustees for the six months ended March 31, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets, subject to a maximum amount, (i.e., each fund will pay the lesser of its allocated costs or a maximum amount based on its average daily net assets). For the six months ended March 31, 2004, the maximum amount is based on the following annual percentages of the fund's average daily net assets:

First $2 billion                                                        0.0175%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0130%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.0005%
--------------------------------------------------------------------------------
In excess of $7 billion                                                 0.0000%
--------------------------------------------------------------------------------

For the six months ended March 31, 2004, the fund paid MFS $49,442, equivalent to 0.0104% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services. The maximum amount that could have been charged to the fund during the period for administrative costs equaled $83,511 or 0.0175 % of average daily net assets.

Effective April 1, 2004 the maximum amount is based on the following annual percentages of the fund's average daily net assets:

First $2 billion                                                        0.01120%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.00832%
--------------------------------------------------------------------------------
Next $2.5 billion                                                       0.00032%
--------------------------------------------------------------------------------
In excess of $7 billion                                                 0.0000%
--------------------------------------------------------------------------------

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $252,300 and $1,629 for the six months ended March 31, 2004, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Distribution Fee                           0.25%           0.75%           0.75%
------------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.50%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended March 31, 2004, amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Service Fee Retained by MFD              $51,297            $274          $9,660              $5              $7
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Service Fee Retained by MFD                 $265              $9             $35
------------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended March 31, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Effective Annual Percentage Rates          0.35%           1.00%           1.00%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------

                                      CLASS 529A      CLASS 529B      CLASS 529C

Effective Annual Percentage Rates          0.35%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------

Payment of the 0.15% per annum portion of the Class 529A distribution fee that is not currently being charged will be implemented on such a date as the Trustees of the Trust may determine.

Certain Class A, Class C, and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for
Class C and 529C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2004 were as follows:

                                         CLASS A         CLASS B         CLASS C      CLASS 529B      CLASS 529C

Contingent Deferred Sales
Charges Imposed                             $317         $69,997          $9,299             $--             $--
------------------------------------------------------------------------------------------------------------------

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the Board of Trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the funds' Trustees. As of March 31, 2004, the fee is set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average net assets. For the six months ended March 31, 2004, the fund paid MFSC a fee of $524,830 for shareholder services which amounted to 0.11% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $289,619 for the six months ended March 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $799,410,189 and $327,723,100, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost$1,043,918,517
--------------------------------------------------------------------------------
Gross unrealized appreciation                                   $236,804,480
Gross unrealized depreciation                                     (9,693,088)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $227,111,392
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              Six months ended                      Year ended
                                                   3/31/04                            9/30/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS A SHARES

Shares sold                               21,571,372      $384,320,462       24,801,144      $324,122,680
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                181,185         3,138,083               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                         (5,284,946)      (94,678,681)     (11,139,048)     (143,532,807)
------------------------------------------------------------------------------------------------------------
Net increase                              16,467,611      $292,779,864       13,662,096      $180,589,873
------------------------------------------------------------------------------------------------------------

                                              Six months ended                      Year ended
                                                   3/31/04                            9/30/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS B SHARES

Shares sold                                3,103,698       $54,678,117        2,972,798       $38,297,386
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 34,973           595,595               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (553,467)       (9,858,162)      (1,278,827)      (15,665,137)
------------------------------------------------------------------------------------------------------------
Net increase                               2,585,204       $45,415,550        1,693,971       $22,632,249
------------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                3,741,544       $65,920,783        2,987,580       $38,477,655
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 27,179           462,321               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (522,441)       (9,377,781)        (900,810)      (11,055,587)
------------------------------------------------------------------------------------------------------------
Net increase                               3,246,282       $57,005,323        2,086,770       $27,422,068
------------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                5,126,348       $93,292,495        3,960,032       $51,879,811
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                 39,165           685,773               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (804,697)      (15,120,117)        (668,692)       (8,950,350)
------------------------------------------------------------------------------------------------------------
Net increase                               4,360,816       $78,858,151        3,291,340       $42,929,461
------------------------------------------------------------------------------------------------------------

                                              Six months ended                     Period ended
                                                   3/31/04                           9/30/03*
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS R1 SHARES

Shares sold                                  533,558        $9,555,562          143,674        $1,881,170
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  1,357            23,480               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                           (138,993)       (2,448,901)         (40,488)         (512,829)
------------------------------------------------------------------------------------------------------------
Net increase                                 395,922        $7,130,141          103,186        $1,368,341
------------------------------------------------------------------------------------------------------------

                                                Period ended
                                                  3/31/04**
                                          SHARES            AMOUNT

CLASS R2 SHARES

Shares sold                                      296            $5,020
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      2                39
------------------------------------------------------------------------------------------------------------
Shares reacquired                                 --                --
------------------------------------------------------------------------------------------------------------
Net increase                                     298            $5,059
------------------------------------------------------------------------------------------------------------

                                              Six months ended                      Year ended
                                                   3/31/04                            9/30/03
                                          SHARES            AMOUNT           SHARES            AMOUNT

CLASS 529A SHARES

Shares sold                                   17,476          $312,205           17,338          $211,554
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    150             2,598               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                               (244)           (4,512)            (751)           (9,652)
------------------------------------------------------------------------------------------------------------
Net increase                                  17,382          $310,291           16,587          $201,902
------------------------------------------------------------------------------------------------------------

CLASS 529B SHARES

Shares sold                                    2,056           $37,370            4,191           $56,053
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     27               452               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                               (228)           (3,752)            (136)           (1,569)
------------------------------------------------------------------------------------------------------------
Net increase                                   1,855           $34,070            4,055           $54,484
------------------------------------------------------------------------------------------------------------

CLASS 529C SHARES

Shares sold                                    3,938           $69,710            6,192           $75,757
------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                     47               802               --                --
------------------------------------------------------------------------------------------------------------
Shares reacquired                               (339)           (6,242)             (80)           (1,141)
------------------------------------------------------------------------------------------------------------
Net increase                                   3,646           $64,270            6,112           $74,616
------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31 2002, through September 30, 2003.
** For the period from the inception of Class R2 shares, October 31, 2003, through March 31, 2004.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,767 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                  SALES
                                     CONTRACTS TO
                                       DELIVER/
                                        RECEIVE                                                NET UNREALIZED
                                                              IN EXCHANGE       CONTRACTS       APPRECIATION
                                                                  FOR           AT VALUE       (DEPRECIATION)

  SETTLEMENT DATE

            6/16/04          JPY             476,127,000         $4,500,000       $4,580,776       $(80,776)
                                                                -----------      -----------     ----------
                                                                 $4,500,000       $4,580,776       $(80,776)
                                                                ===========      ===========     ==========

         PURCHASES

            6/16/04          EUR              14,000,000        $17,143,140      $17,176,676        $33,536
            6/15/04          JPY           6,866,317,900         62,171,086       66,058,174      3,887,088
                                                                -----------      -----------     ----------
                                                                $79,314,226      $83,234,850     $3,920,624
                                                                ===========      ===========     ==========

At March 31, 2004, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,980,816 with Goldman Sachs & Co. and a net payable of $645,842 with Merrill Lynch International.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

EUR = Euro

JPY = Japanese Yen

At March 31, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                        DATE OF
DESCRIPTION                                         ACQUISITION           SHARES             COST            VALUE

New Straits Times Press                     1/20/2004-2/27/2004        3,046,000       $3,697,346       $3,559,011
--------------------------------------------------------------------------------------------------------------------

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

----------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
----------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                                                                 PRINCIPAL OCCUPATIONS & OTHER
                            POSITION(s) HELD       TRUSTEE/OFFICER                  DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH            WITH FUND               SINCE(1)                        THE PAST FIVE YEARS
-------------------         ----------------       ---------------               -----------------------------
INTERESTED TRUSTEES
John W. Ballen(3)          Trustee and President     August 2001 until          Massachusetts Financial Services Company,
(born 09/12/59)                                      February 2004              Chief Executive Officer and Director (until
                                                                                February 2004)

Robert J. Manning(3)       Trustee and President     February 2004              Massachusetts Financial Services Company,
                                                                                Chief Executive Officer, President, Chief
(born 10/20/63)                                                                 Investment Officer and Director

Kevin R. Parke(3)          Trustee                   January 2002 until         Massachusetts Financial Services Company,
(born 12/14/59)                                      February 2004              President, Chief Investment Officer and
                                                                                Director (until February 2004)

Robert C. Pozen(3)         Trustee                   February 2004              Massachusetts Financial Services Company,
(born 08/08/46)                                                                 Chairman (since February 2004); Harvard Law
                                                                                School (education), John Olin Visiting
                                                                                Professor (since July 2002); Secretary of
                                                                                Economic Affairs, The Commonwealth of
                                                                                Massachusetts (January 2002 to December
                                                                                2002); Fidelity Investments, Vice Chairman
                                                                                (June 2000 to December 2001); Fidelity
                                                                                Management & Research Company (investment
                                                                                adviser), President (March 1997 to July
                                                                                2001); The Bank of New York (financial
                                                                                services), Director; Bell Canada Enterprises
                                                                                (telecommunications), Director; Telesat
                                                                                (satellite communications), Director

Jeffrey L. Shames(3)       Trustee                   October 1993 until         Massachusetts Financial Services Company,
(born 06/02/55)                                      February 2004              Chairman (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives             Chairman                  February 1992              Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                 related services), Director; Eastern
                                                                                Enterprises (diversified services company),
                                                                                Chairman, Trustee and Chief Executive Officer
                                                                                (until November 2000)

Lawrence H. Cohn, M.D.     Trustee                   August 1993                Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                 Cardiac Surgery; Harvard Medical School,
                                                                                Professor of Surgery

David H. Gunning           Trustee                   January 2004               Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                                 service provider), Vice Chairman/ Director
                                                                                (since April 2001); Encinitos Ventures
                                                                                (private investment company), Principal (1997
                                                                                to April 2001); Lincoln Electric Holdings,
                                                                                Inc. (welding equipment manufacturer),
                                                                                Director; Southwest Gas Corporation (natural
                                                                                gas distribution company), Director

William R. Gutow           Trustee                   December 1993              Private investor and real estate consultant;
(born 09/27/41)                                                                 Capitol Entertainment Management Company
                                                                                (video franchise), Vice Chairman

Amy B. Lane                Trustee                   January 2004               Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                 Director, Investment Banking Group (1997 to
                                                                                February 2001); Borders Group, Inc. (book and
                                                                                music retailer), Director; Federal Realty
                                                                                Investment Trust (real estate investment
                                                                                trust), Trustee

Lawrence T. Perera         Trustee                   July 1981                  Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu          Trustee                   August 1982                Private investor; Harvard University Graduate
(born 04/10/35)                                                                 School of Business Administration, Class of
                                                                                1961 Adjunct Professor in Entrepreneurship
                                                                                Emeritus; CBL & Associates Properties, Inc.
                                                                                (real estate investment trust), Director

J. Dale Sherratt           Trustee                   August 1993                Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                 specialists), President; Wellfleet
                                                                                Investments (investor in health care
                                                                                companies), Managing General Partner (since
                                                                                1993); Cambridge Nutraceuticals (professional
                                                                                nutritional products), Chief Executive
                                                                                Officer (until May 2001)

Elaine R. Smith            Trustee                   February 1992              Independent health care industry consultant
(born 04/25/46)

Ward Smith                 Trustee                   October 1992               Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)       President and Trustee     February 2004              Massachusetts Financial Services Company,
(born 10/20/63)                                                                 Chief Executive Officer, President, Chief
                                                                                Investment Officer and Director.

John W. Ballen(3)          President and Trustee     August 2001 until          Massachusetts Financial Services Company,
(born 09/12/59)                                      February 2004              Chief Executive Officer and Director (until
                                                                                February 2004)

James R. Bordewick, Jr.(3) Assistant Secretary       September 1990             Massachusetts Financial Services Company,
                           and Assistant Clerk                                  Senior Vice President and Associate General
(born 03/06/59)                                                                 Counsel

Stephen E. Cavan(3)        Secretary and Clerk       December 1989 until        Massachusetts Financial Services Company,
(born 11/06/53)                                      March 2004                 Senior Vice President, General Counsel and
                                                                                Secretary (until March 2004)

Stephanie A. DeSisto(3)    Assistant Treasurer       May 2003                   Massachusetts Financial Services Company,
(born 10/01/53)                                                                 Vice President (since April 2003); Brown
                                                                                Brothers Harriman & Co., Senior Vice
                                                                                President (November 2002 to April 2003); ING
                                                                                Groep N.V./Aeltus Investment Management,
                                                                                Senior Vice President (prior to November
                                                                                2002)

Robert R. Flaherty(3)      Assistant Treasurer       August 2000                Massachusetts Financial Services Company,
(born 09/18/63)                                                                 Vice President (since August 2000); UAM Fund
                                                                                Services, Senior Vice President (prior to
                                                                                August 2000)

Richard M. Hisey(3)        Treasurer                 August 2002                Massachusetts Financial Services Company,
(born 08/29/58)                                                                 Senior Vice President (since July 2002); The
                                                                                Bank of New York, Senior Vice President
                                                                                (September 2000 to July 2002); Lexington
                                                                                Global Asset Managers, Inc., Executive Vice
                                                                                President and Chief Financial Officer (prior
                                                                                to September 2000); Lexington Funds, Chief
                                                                                Financial Officer (prior to September 2000)

Ellen Moynihan(3)          Assistant Treasurer       April 1997                 Massachusetts Financial Services Company,
(born 11/13/57)                                                                 Vice President

James O. Yost(3)           Assistant Treasurer       September 1990             Massachusetts Financial Services Company,
(born 06/12/60)                                                                 Senior Vice President
------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston
    Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect
Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

PORTFOLIO MANAGER
David A. Antonelli

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors, Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 202-547-7071, extension 201, by visiting www.jmr-financial.com/MFS or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MIO-SEM-5/04 109M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics. [Not applicable.]

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: [Not applicable.]

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*              ROBERT J. MANNING
                                       ----------------------------------------
                                       Robert J. Manning, President

Date: May 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              ROBERT J. MANNING
                                       ----------------------------------------
                                       Robert J. Manning, President (Principal
                                       Executive Officer)

Date: May 24, 2004

By (Signature and Title)*              RICHARD M. HISEY
                                       ----------------------------------------
                                       Richard M. Hisey, Treasurer (Principal
                                       Financial Officer and Accounting Officer)

Date: May 24, 2004

* Print name and title of each signing officer under his or her signature.